As filed with the Securities and Exchange Commission on January 28, 1998

                                                   Registration Nos.     33-8214
                                                                        811-4813

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 |X|

                  Pre-Effective Amendment No.                           |_|

                  Post-Effective Amendment No. 87                       |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         |X|

                  Amendment No. 91                                      |X|
                     (Check appropriate box or boxes.)

                              ---------------

                   Standish, Ayer & Wood Investment Trust
            ----------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

             One Financial Center, Boston, Massachusetts 02111
            ----------------------------------------------------
                  (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (617) 375-1760

                           ERNEST V. KLEIN, Esq.
                               Hale and Dorr
                              60 State Street
                        Boston, Massachusetts 02109
                  ---------------------------------------
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    |X| Immediately upon filing pursuant to Rule 485(b)

    |_| On [Date] pursuant to Rule 485(b)

    |_| 60 days after filing pursuant to Rule 485(a)(1)

    |_| On [Date] pursuant to Rule 485(a)(1)

    |_| 75 days after filing pursuant to Rule 485(a)(2)

    |_| On [Date] pursuant to Rule 485(a)(2)

                           ----------------------

      This Post-Effective Amendment has been executed by Standish, Ayer & Wood Master Portfolio.

                  STANDISH, AYER & WOOD INVESTMENT TRUST*

               Cross-Reference Sheet Pursuant to Rule 495(a)

Part A                                   Prospectus
Form Item                                Cross-Reference
---------                                ---------------

Item 1.     Cover Page                   Cover Page

Item 2.     Synopsis                     "Expense Information"

Item 3.     Condensed Financial          Not Applicable

Item 4.     General Description          Cover Page, "The Funds and Their
              of Registrant              Shares", "Investment Objective and
                                         Policies", "Description of Securities
                                         and Related Risks", "Investment
                                         Techniques and Related Risks" and
                                         "Information about the Master-Feeder
                                         Structure"

Item 5.     Management of the Fund       "Management" and "Custodian, Transfer
                                         Agent and Dividend Disbursing Agent"

Item 6.     Capital Stock and            "The Funds and Their Shares", "Purchase
              Other Securities           of Shares", "Redemption of Shares",
                                         "Dividends and Distributions" and
                                         "Federal Income Taxes"

Item 7.     Purchase of Securities       Cover Page and "Purchase of
              Being Offered              Shares"

Item 8.     Redemption or Repurchase     "Redemption of Shares"

Item 9.     Pending Legal Proceedings    Not Applicable

---------
      *This Post-Effective Amendment to the Registrant's Statement is being filed with respect to the following series of the Registrant: Standish Equity fund, Standish Small Capitalization Equity Fund, Standish Small Capitalization Equity Fund II and Standish International Equity Fund. The Prospectuses and Statements of Additional Information for the other series of the Registrant are not effected hereby and, therefore, are not included herewith.

                                         Statement of Additional
Part B                                   Information Cross-
Form Item                                Reference
---------                                -----------------------

Item 10.   Cover Page                    Cover Page

Item 11.   Table of Contents             "Contents"

Item 12.   General Information
              and History                Not Applicable

Item 13.   Investment Objectives         "Investment Objective and
             and Policies                and Policies" and "Investment
                                         Restrictions"

Item 14.   Management of the Fund        "Management"

Item 15.   Control Persons and           "Management"
             Principal Holders
             of Securities

Item 16.   Investment Advisory and       "Management"
             Other Services

Item 17.   Brokerage Allocation          "Portfolio Transactions"

Item 18.   Capital Stock and             "The Funds and Their Shares"
             Other Securities

Item 19.   Purchase, Redemption          "Redemption of Shares" and
             and Pricing of Securities   "Determination of Net Asset
             Being Offered                Value"

Item 20.   Tax Status                    "Taxation"

Item 21.   Underwriters                  Not Applicable

Item 22.   Calculation of                "Calculation of Performance
             Performance Data            Data"

Item 23.   Financial Statements         "Experts and Financial Statements"

                                   PART C

                             OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)     Financial Statements:

        Included in Part A of Standish Equity Fund, Standish Small Capitalization Equity Fund, Standish Small Capitalization Equity Fund II and Standish International Equity Fund:

        Financial Highlights

        Included in Part B of Standish Equity Fund, Standish Small Capitalization Equity Fund, Standish Small Capitalization Equity Fund II and Standish International Equity Fund: each a series of Standish, Ayer & Wood Investment Trust (the "Registrant").+

        Schedule of Portfolio Investments
        Statement of Assets and Liabilities
        Statement of Operations
        Statement of Changes in Net Assets
        Financial Highlights
        Notes to Financial Statements
        Independent Auditors' Report

(b)     Exhibits:

        (1)    Agreement and Declaration of Trust dated
               August 13, 1986*

        (1A)   Certificate of Designation of Standish Fixed Income Fund**

        (1B)   Certificate of Designation of Standish International Fund**

        (1C)   Certificate of Designation of Standish Securitized Fund**

        (1D) Certificate of Designation of Standish Short-Term Asset Reserve Fund**

        (1E)   Certificate of Designation of Standish Marathon Fund*

        (1F)   Certificate of Amendment dated November 21, 1989*

        (1G)   Certificate of Amendment dated November 29, 1989*

        (1H)   Certificate of Amendment dated April 24, 1990*

        (1I)   Certificate of Designation of Standish Equity Fund**

        (1J) Certificate of Designation of Standish International Fixed Income Fund**

        (1K) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund*

        (1L) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund*

        (1M)   Certificate of Designation of Standish Global Fixed Income Fund*

        (1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II**

        (1O) 15 Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund**

        (1P) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund**

        (1Q) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II**

        (1R) Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund**

        (2)    Bylaws of the Registrant*

        (3)    Not applicable

        (4)    Not applicable

        (5A) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund**

        (5B) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish
               International Fixed Income Fund**

        (5C) Assignment of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

        (5D) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Intermediate Tax Exempt Bond Fund**

        (5E) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish
               Massachusetts Intermediate Tax Exempt Bond Fund**

        (5F) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund**

        (5G) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II**

        (5H) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund**

        (5I) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish
               Tax-Sensitive Equity Fund**

        (6A) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.**

        (6B) Most recently dated/filed revised Appendix A to Underwriting Agreement between the Registrant and Standish Fund
               Distributors, L.P.**

        (7)    Not applicable

        (8A) Master Custody Agreement between the Registrant and Investors Bank & Trust Company**

        (8B) Most recently dated/filed revised Appendix A to Master Custody Agreement between the Registrant and Investors Bank & Trust Company**

        (9A) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company**

        (9B) Most recently dated/filed revised Exhibit A to Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company**

        (9C) Master Administration Agreement between the Registrant and Investors Bank & Trust Company**

        (9D) Most recently dated/filed revised Exhibit A to Master Administration Agreement between the Registrant and Investors Bank & Trust Company**

        (9E) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant**

        (9F) Most recently dated/filed revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant**

        (10)   Opinion and Consent of Counsel for the Registrant**

        (11A)  Consent of Independent Public Accountants***

        (11B)  Consent of Independent Public Accountants***

        (11C)  Consent of Independent Public Accountants***

        (12)   Not applicable

        (13)   Not applicable

        (14)   Not applicable

        (15)   Not applicable

        (16)   Performance Calculations**

        (17A)  Financial Data Schedule of Standish Equity Fund ***

        (17B) Financial Data Schedule of Standish Small Capitalization Equity Fund ***

        (17C) Financial Data Schedule of Standish Small Capitalization Equity Fund II***

        (17D)  Financial Data Schedule of Standish International Equity Fund***

        (18)   Not applicable

        (19A)  Power of Attorney for Registrant (Richard S. Wood)**

        (19B)  Power of Attorney for Registrant (James E. Hollis, III)**

        (19C)  Power of Attorney for Registrant (Samuel C. Fleming)**

        (19D)  Power of Attorney for Registrant (Benjamin M. Friedman)**

        (19E)  Power of Attorney for Registrant (John H. Hewitt)**

        (19F)  Power of Attorney for Registrant (Edward H. Ladd)**

        (19G)  Power of Attorney for Registrant (Caleb Loring III)**

        (19H)  Power of Attorney for Registrant (D. Barr Clayson)**

        (19I)  Power of Attorney for Registrant (Paul G. Martins)**

        (19J)  Power of Attorney for Portfolio Trust (Richard S. Wood)**

        (19K) Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, Edward H. Ladd, Caleb Loring III, Richard S. Wood and D. Barr Clayson)**

        (19L)  Power of Attorney for Portfolio Trust (Paul G. Martins)**

        --------------------
        + The December 31, 1996 financial statements were filed as an exhibit to Registration Statement No. 33-8214. The June 30, 1997 financial statements were filed on Form N-30D, File No. 811-4813, on September 8, 1997.

        * Filed as an exhibit to Registration Statement No. 33-10615 and incorporated herein by reference thereto.

        ** Filed as an exhibit to Registration Statement No. 33-8214 and incorporated herein by reference thereto.

        *** Filed herewith.

Item 25.       Persons Controlled by or under Common Control with Registrant

        No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.       Number of Holders of Securities

        Set forth below is the number of record holders, as of December 31, 1997, of the shares of each series of the Registrant.

                                                          Number of Record
        Title of Class                                        Holders
        --------------                                    ----------------
        Shares of beneficial interest,
        par value $.01, of:

        Standish Fixed Income Fund                               499
        Standish Securitized Fund                                  9
        Standish Short-Term Asset
             Reserve Fund                                         88
        Standish International Fixed
             Income Fund                                         219
        Standish Global Fixed Income Fund                         67
        Standish Equity Fund                                     171
        Standish Small Capitalization
             Equity Fund                                         320
        Standish Massachusetts Intermediate
             Tax Exempt Bond Fund                                101
        Standish Intermediate Tax Exempt
             Bond Fund                                           155
        Standish International Equity Fund                       136
        Standish Controlled Maturity Fund                         18
        Standish Fixed Income Fund II                             12
        Standish Small Cap Tax-Sensitive
          Equity Fund                                            120
        Standish Tax-Sensitive Equity Fund                       103
        Standish Equity Asset Fund                                 1
        Standish Small Capitalization
             Equity Asset Fund                                     0
        Standish Fixed Income Asset Fund                           0
        Standish Global Fixed Income Asset Fund                    0
        Standish Small Capitalization Equity Fund II              53
        Standish Diversified Income Fund                          13

Item 27.       Indemnification

        Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Advisers

        The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

        The business and other connections of the officers and partners of Standish International Management Company, L.P. ("SIMCO"), the investment adviser to certain other series of the Registrant, are listed on the Form ADV of SIMCO as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

        The following sections of each such Form ADV are incorporated herein by reference:

               (a)  Items 1 and 2 of Part 2;

               (b)  Section IV, Business Background, of
                       each Schedule D.

Item 29.       Principal Underwriter

               (a) Standish Fund Distributors, L.P. serves as the principal underwriter of each of the series of the Registrant as listed in Item 26 above.

               (b)   Directors and Officers of Standish Fund Distributors, L.P.:

                             Positions and Offices      Positions and Offices

Name                         with Underwriter           with Registrant
----                         ---------------------      ---------------------

James E. Hollis, III         Chief Executive Officer    Vice President

Beverly E. Banfield          Chief Operating Officer    Vice President

        The General Partner of Standish Fund Distributors, L.P. is Standish, Ayer & Wood, Inc.

               (c) Not applicable.

Item 30.       Location of Accounts and Records

        The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 31.       Management Services

        Not applicable

Item 32.       Undertakings

               (a)    Not applicable.

               (b) With respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the applicable Post-Effective Amendment to its Registration Statement registering shares of such Funds.

               (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                   STANDISH, AYER & WOOD INVESTMENT TRUST

                                 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of January, 1998.

                                          STANDISH, AYER & WOOD
                                          INVESTMENT TRUST


                                          /s/ Paul G. Martins
                                          -------------------------------
                                          Paul G. Martins, Treasurer

        The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature            Title                               Date


/s/ Richard S. Wood*         Trustee and President          January 23, 1998
------------------------     (principal executive officer)
Richard S. Wood


/s/ Paul G. Martins*         Treasurer (principal           January 23, 1998
------------------------     financial and accounting
Paul G. Martins              officer)


/s/ D. Barr Clayson*         Trustee                        January 23, 1998
------------------------
D. Barr Clayson


/s/ Samuel C. Fleming*       Trustee                        January 23, 1998
------------------------
Samuel C. Fleming


/s/ Benjamin M. Friedman*    Trustee                        January 23, 1998
------------------------
Benjamin M. Friedman


/s/ John H. Hewitt*          Trustee                        January 23, 1998
------------------------
John H. Hewitt


/s/ Edward H. Ladd*          Trustee                        January 23, 1998
------------------------
Edward H. Ladd


/s/ Caleb Loring III*        Trustee                        January 23, 1998
------------------------
Caleb Loring III


*By: /s/ James E. Hollis III
     -----------------------
        James E. Hollis, III
        Attorney-In-Fact

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Standish, Ayer & Wood Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, on the 23rd day of January, 1998.

                              STANDISH, AYER & WOOD
                              MASTER PORTFOLIO


                             /s/ Richard S. Wood
                             ----------------------------
                             Richard S. Wood, President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust has been signed by the following persons in their capacities with Standish, Ayer & Wood Master Portfolio and on the date indicated.

Signature                    Title                              Date


/s/ Richard S. Wood*         Trustee and President        January 23, 1998
----------------------       (principal executive
                             officer)


/s/ Richard S. Wood
/s/ Paul G. Martins*         Treasurer (principal         January 23, 1998
------------------------     financial and accounting
Paul G. Martins              officer)


/s/ D. Barr Clayson*         Trustee                      January 23, 1998
------------------------
D. Barr Clayson


/s/ Samuel C. Fleming*       Trustee                      January 23, 1998
------------------------
Samuel C. Fleming


/s/ Benjamin M. Friedman*    Trustee                      January 23, 1998
------------------------
Benjamin M. Friedman


/s/ John H. Hewitt*          Trustee                      January 23, 1998
------------------------
John H. Hewitt


/s/ Edward H. Ladd*          Trustee                      January 23, 1998
------------------------
Edward H. Ladd


/s/ Caleb Loring III*        Trustee                      January 23, 1998
------------------------
Caleb Loring III


*By: /s/ James E. Hollis III
     --------------------------
     James E. Hollis, III
     Attorney-In-Fact

                               EXHIBIT INDEX

Exhibit
-------
        (11A)  Consent of Independent Public Accountants

        (11B)  Consent of Independent Public Accountants

        (11C)  Consent of Independent Public Accountants

        (17A)  Financial Data Schedule of Standish Equity Fund

        (17B)  Financial Data Schedule of Standish Small Capitalization
               Equity Fund

        (17C) Financial Data Schedule of Standish Small Capitalization Equity Fund II

        (17D)  Financial Data Schedule of Standish International Equity Fund

                                   [STANDISH LOGO] STANDISH FUNDS(SM)

---------------------------

The Standish Group of
Equity Funds

                                   Prospectus
                                   ..........

Standish Equity Fund

Standish International
Equity Fund

Standish Small
Capitalization
Equity Fund

Standish Small
Capitalization
Equity Fund II

---------------------------

                                                                January 28, 1998

Standish Group of Equity Funds
--------------------------------------------------------------------------------

  The Standish Group of Equity Funds includes the Standish Equity Fund, the Standish Small Capitalization Equity Fund, the Standish Small Capitalization Equity Fund II and the Standish International Equity Fund. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company (the "Trust"). The Equity Fund, Small Capitalization Equity Fund and Small Capitalization Equity Fund II invest exclusively in the Standish Equity Portfolio, Standish Small Capitalization Equity Portfolio and Standish Small Capitalization Equity Portfolio II, respectively, each an open end investment company. Standish, Ayer & Wood, Inc. ("Standish") is the investment adviser to the Equity Portfolio, the Small Capitalization Equity Portfolio, and the Small Capitalization Equity Portfolio
II. Standish International Management Company, L.P. ("SIMCO"), Boston, Massachusetts, is the investment adviser to the International Equity Fund. Standish and SIMCO are referred to in the Prospectus as the "Adviser" or the "Advisers."

  Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at (800) 729-0066.

  The Advisers seek to add value by capturing improving business momentum at reasonable valuations. Their style blends quantitative and fundamental analysis to find those stocks or markets where estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. SIMCO serves as Standish's international research and investment arm for both debt and equity securities in all countries outside of the United States. Privately held by twenty-three employee/directors and headquartered in Boston, Massachusetts, Standish employs over eighty investment professionals with a total staff of more than two hundred.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated January 28, 1998, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request from (800)729-0066.

  Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.


Standish Group of Equity Funds                                  January 28, 1998

Table of Contents
--------------------------------------------------------------------------------

Fund Comparison Highlights.............................2
Expense Information....................................3
Financial Highlights...................................4
Investment Objectives and Policies.....................8
   The Equity Fund.....................................8
   The Small Capitalization Equity Fund................9
   The Small Capitalization Equity Fund II.............9
   The International Equity Fund......................10
Description of Securities and Related Risks...........10
Investment Techniques and Related Risks...............13
Information about the Master-Feeder Structure.........14
Calculation of Performance Data.......................15
Dividends and Distributions...........................15
Purchase of Shares....................................15
Net Asset Value.......................................16
Exchange of Shares....................................16
Redemption of Shares..................................17
Management............................................18
Federal Income Taxes..................................19
The Funds and Their Shares............................20
Custodians............................................20
Transfer Agent and Dividend Disbursing Agent..........20
Independent Accountants...............................20
Legal Counsel.........................................20
Tax Certification Instructions........................20


Standish Group of Equity Funds                                  January 28, 1998

Fund Comparison Highlights
--------------------------------------------------------------------------------

   The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment Sbjective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.

-----------------------------------------------------------------------------------------------------------------------
                                                  Small Capitalization    Small Capitalization    International Equity
                             Equity Fund               Equity Fund           Equity Fund II               Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Objective     Long-term growth of     Long-term growth of     Long-term growth of     Long-term capital
                         capital through         capital through         capital.  Seeks to      growth through
                         investment primarily    investment primarily    achieve that objective  investment in a
                         in a diversified        in a diversified        through investment      diversified portfolio
                         portfolio of equity     portfolio of equity     primarily in a          of foreign equity
                         and equity-related      and equity-related      diversified portfolio   securities
                         securities of           securities of small     of equity and equity
                         companies which appear  capitalization          related securities of
                         to be undervalued       companies               small capitalization
                                                                         companies.

Key Strategy             Emphasize stocks        Emphasize rapidly       Emphasize rapidly       Emphasize stocks and
                         believed to offer       growing, high quality   growing, high quality   markets believed to
                         above average           companies with market   companies with market   offer above average
                         potential for capital   capitalizations less    capitalizations less    potential for capital
                         growth through the use  than $700 million that  than $1 billion that    growth through the
                         of statistical          are involved with       are involved with       use of statistical
                         modeling techniques     value added products    value added products    modeling techniques
                         and fundamental         or services             or services
                         analysis

Market Capitalization    No limit; general       $700 million or less    $1 billion or less      No limit; general
of Companies Focused on  range is medium to                                                      range is medium to
by the Fund              large capitalization                                                    large capitalization

Foreign Securities       Yes; no limit for       Yes; limited to 15% of  Yes; limited to 15% of  Yes; without limit,
                         securities listed on a  total assets            total assets            including up to 25%
                         U.S. exchange or                                                        of total assets in
                         traded in the U.S.                                                      securities of issuers
                         over-the-counter                                                        located in emerging
                         ("OTC") market but                                                      markets
                         limited to 10% of
                         total assets for
                         foreign securities
                         which are not so
                         listed or traded

Benchmark Index          S&P 500                 Russell 2000, Russell   Russell 2000, Russell    EAFE Index
                                                 2000 Growth and S&P     2000 Growth and S&P
                                                 500                     500


Standish Group of Equity Funds         2                        January 28, 1998

Expense Information
--------------------------------------------------------------------------------

   Total operating expenses are based on expenses for each Fund's fiscal year ended September 30, 1997. Total operating expenses for the Equity Fund include expenses of the Fund and the Equity Portfolio, for the Small Capitalization Equity Fund include expenses of the Fund and the Small Capitalization Equity Portfolio, and for the Small Capitalization Equity Fund II include expenses of the Fund and the Small Capitalization Equity Portfolio II. The Trusts' Trustees believe that total operating expenses of the Equity Fund, the Small Capitalization Equity Fund and the Small Capitalization Equity Fund II are approximately equal to or less than what would be the case if the Funds did not invest all of their investable assets in their corresponding Portfolios.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Small              Small
                                                              Equity Fund      Capitalization      Capitalization    International
                                                                                 Equity Fund       Equity Fund II     Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
   Maximum Sales Load Imposed on Purchases                        None             None                None               None
   Maximum Sales Load Imposed on Reinvested Dividends             None             None                None               None
   Deferred Sales Load                                            None             None                None               None
   Redemption Fees                                                None             None                None               None

Annual Operating Expenses
(as a percentage of average net assets)
   Management Fees (after applicable limitation)                  0.50%*           0.60%*              0.00%*             0.23%*
   12b-1 Fees                                                     None             None                None               None
   Other Expenses (after applicable expense limitation)+          0.20%*           0.14%*              0.00%*             0.61%
                                                              -------------  ------------------  -----------------  ---------------
   Total Operating Expenses (after applicable expense
     limitation)                                                  0.70%            0.74%               0.00%*             0.84%*
                                                              =============  ==================  =================  ===============


* The Advisers have voluntarily and temporarily agreed to limit certain expenses of the Equity Fund, Small Cap Fund, Small Cap II Fund and International Equity Fund to 0.70%, 0.74%, 0.00%, and 1.00%, respectively. In the absence of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average daily net assets) for the fiscal year ended September 30, 1997 would have been: Equity Fund -- 0.50%, 0.22% and 0.72%; Small Cap Fund -- 0.60%, 0.14%, and 0.74%; Small Cap II Fund -- 0.60%, 2.96% and 3.56%; and
International Equity Fund -- 0.80%, 0.62% and 1.42%. The Advisers may revise or discontinue these agreements at any time although they have no current intentions to do so.

+ Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

   Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

----------------------------------------------------------------------------------------------
                                             Small               Small
                                        Capitalization       Capitalization      International
                        Equity Fund       Equity Fund        Equity Fund II       Equity Fund
----------------------------------------------------------------------------------------------
After 1 Year                $7               $8                   $0                  $10
After 3 Years                23               24                   0                   32
After 5 Years                40               41                   0                   55
After 10 Years               88               92                   0                   123

   The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses. On July 12, 1997, the funds changed their fiscal year end from December 31 to September 30.


Standish Group of Equity Funds         3                        January 28, 1998

Financial Highlights
--------------------------------------------------------------------------------

   The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge

--------------------------------------------------------------------------------------------------------------------------------
Equity Fund                                          Nine Months
                                                       Ended                             Year Ended December 31,
                                                  September 30, 1997    1996       1995      1994      1993      1992*   1991*+
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- beginning of period                 $38.79          $34.81     $28.66    $30.89    $26.28    $25.66   $20.00
                                                  -----------------   ---------  --------  --------  --------  -------- --------
Income from investment operations
   Net investment income**                              0.39             0.60       0.76      0.45      0.50      0.56     0.46
   Net realized and unrealized gain (loss)
   on investments                                      12.79            8.52       9.94     (1.62)     5.57      1.81     6.17
                                                  -----------------   ---------  --------  --------  --------  -------- --------
   Total from investment operations                    13.18            9.12       10.70    (1.17)     6.07      2.37     6.63
                                                  -----------------   ---------  --------  --------  --------  -------- --------
Less distributions declared to shareholders
   From net investment income                          (0.43)          (0.56)     (0.78)    (0.44)    (0.47)    (0.54)   (0.35)
   From net realized gain on investments               (2.73)          (4.58)     (3.77)    (0.62)    (0.99)    (1.19)   (0.62)
   From paid-in capital                                  --              --         --        --        --      (0.02)     --
                                                  -----------------   ---------  --------  --------  --------  -------- --------
   Total distributions declared to shareholders        (3.16)          (5.14)     (4.55)    (1.06)    (1.46)    (1.75)   (0.97)
                                                  -----------------   ---------  --------  --------  --------  -------- --------

   Net asset value - end of period                     $48.81          $38.79     $34.81    $28.66    $30.89    $26.28   $25.66
                                                  =================   =========  ========  ========  ========  ======== ========

Total return(4)                                        35.13%          26.84%     37.55%    (3.78%)   20.79%     9.52%   33.45%t
Ratios (to average daily net assets)/
Supplemental Data
   Net assets at end of period (000 omitted)          $170,170        $105,855    $88,532   $86,591   $72,916   $14,679  $7,498
   Expenses**(1)                                       0.70%t           0.71%      0.69%     0.70%     0.80%     0.00%   1.00%t
   Net investment income**                             0.95%t           1.53%      2.05%     1.55%     1.29%     2.52%   1.92%t

   Portfolio turnover                                   75%(3)          41%(2)     159%(2)   182%(2)   192%(2)   92%(2)   86%(2)
   Average Broker Commission Rate                     $0.0465(3)      $0.0499(2)

----------
** For the nine months ended September 30, 1997 and for the years ended December
   31, 1996, 1993, 1992 and 1991, Standish did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

   Net Investment Income per share                    $0.38           $0.59       --        --        $0.47     $0.34    $0.23#
   Ratios (to average daily net assets):
   Expenses(1)                                        0.72%t          0.72%       --        --        0.97%     1.00%    1.99%#
   Net Investment Income                              0.93%t          1.52%       --        --        1.12%     1.52%    0.93%#

#   Unaudited

t   Computed on an annualized basis.

*   Audited by other auditors.

+   For the period from January 2, 1991 (start of business) to December 31,
    1991.

(1) Includes the Fund's share of the Standish Equity Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.

(2) Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities.

(3) The portfolio turnover and average commission rate figures listed are for the Standish Equity Portfolio. Because the Fund no longer makes investments directly in securities, the Fund does not have any portfolio turnover or average brokerage commission rate activity during this period. For the period from May 3, 1996 to December 31, 1996, the portfolio turnover rate and average brokerage commission rate for the Standish Equity Portfolio were 78% and $0.0483, respectively.

(4) The Fund's performance benchmark is the S&P 500 Index. See "Calculation of Performance Data" for a description of the S&P 500 Index. The average annual total return of the S&P 500 Index for each year since the Fund's inception was as follows (this total return information is not audited):

--------------------------------------------------------------------------------------------------------------------------------
Total Return:                                           1997            1996       1995      1994      1993      1992     1991
--------------------------------------------------------------------------------------------------------------------------------
   S&P 500                                             33.36%          22.96%     37.58%     1.32%    10.08%     7.63%   30.47%


Standish Group of Equity Funds         4                        January 28, 1998

Financial Highlights
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund       Nine Months Ended                                Year Ended December 31,
                                September 30, 1997   1996     1995      1994     1993     1992*    1991*    1990*    1989*   1988*+
------------------------------------------------------------------------------------------------------------------------------------
Net asset value                      $23.25         $23.54   $23.12    $26.74   $19.78    $22.20   $20.16   $23.10  $20.07   $20.00
--beginning of period           -----------------  --------  -------  --------  -------  -------  -------  -------  ------- -------
Income from
investment operations
   Net investment income**            0.39           0.47      0.04     0.21      0.26     0.26    (0.33)    0.55     0.49    0.06
   Net realized and unrealized
   gain (loss) on investments         1.44           1.28      0.45    (2.08)     7.29    (2.47)    2.02    (2.67)    3.23    0.01
                                -----------------  --------  -------  --------  -------  -------  -------  -------  ------- -------
   Total from investment
    operations                        1.83           1.75      0.49    (1.87)     7.55    (2.21)    2.35    (2.12)    3.72    0.07
                                -----------------  --------  -------  --------  -------  -------  -------  -------  ------- -------
Less distributions declared
to shareholders
   From net investment income        (0.30)         (0.51)     --      (0.12)   (0.23)    (0.21)   (0.30)   (0.41)  (0.50)    --
   In excess of net
   investment income                  --             --        --       --      (0.36)     --       --       --       --      --
   From net realized gains
   on investments                    (1.21)         (1.53)   (0.07)    (1.63)     --       --      (0.01)   (0.41)  (0.19)    --
                                -----------------  --------  -------  --------  -------  -------  -------  -------  ------- -------

   Total distributions
   declared to shareholders          (1.51)         (2.04)   (0.07)    (1.75)   (0.59)    (0.21)   (0.31)   (0.82)  (0.69)    0.00
                                -----------------  --------  -------  --------  -------  -------  -------  -------  ------- -------
   Net asset value                   $23.57         $23.25   $23.54    $23.12   $26.74    $19.78   $22.20   $20.16  $23.10   $20.07
   --end of period              =================  ========  =======  ========  =======  =======  =======  =======  ======= =======
Total return(2)                      7.65%          7.44%     2.14%   (6.99%)   38.27%   (9.95%)   11.73%  (9.44%)  18.79%    .35%t

   Net assets at end of
   period (000 omitted)             $49,497        $47,739   $59,473  $104,435  $92,419  $56,539  $47,077  $24,872  $19,141 $10,158
Ratios (to average
 daily net assets)/
 Supplemental Data
   Expenses**                        0.84%t         0.50%     1.22%    1.23%     1.34%    1.53%    1.54%    1.60%    1.60%   1.60%t
   Net investment income**           1.78%t         1.80%     1.76%    1.52%     1.09%    1.18%    1.30%    2.19%    2.29%   3.90%t
   Portfolio turnover                 155%           163%     108%      75%       98%      98%      27%      48%      38%      0%
   Average Broker Commission
   Rate(1)                          $0.0137        $0.0092

----------
t   Computed on an annualized basis.

*   Audited by other auditors.

** For the nine months ended September 30, 1997 and for the year ended December 31, 1996, Standish voluntarily agreed not to impose a portion of its investment advisory fee. In the absense of this agreement, the net investment income per share and the ratios would have been:

Net investment income per share      $0.29          $0.27
Ratios (to average net assets):
   Expenses                          1.42%t         1.29%
   Net investment income             1.20%t         1.01%

+   For the period from December 8, 1988 (start of business) to December 31,
    1988.

(1) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

(2) The Fund's performance benchmark is the Europe, Asia, Far-East ("EAFE") Index. See "Calculation of Performance Data" for a description of the EAFE Index. The average annual total return of the EAFE Index for each year since the Fund's inception was as follows (this total return information is not audited):

------------------------------------------------------------------------------------------------------------------------------------
   Total Return:                    1997           1996      1995     1994      1993    1992      1991      1990     1989    1988
------------------------------------------------------------------------------------------------------------------------------------
      EAFE                          1.77%          6.04%     11.22%   7.79%     32.57%  (12.19%)  (12.12%) (23.43%)  10.61%  0.60%


Standish Group of Equity Funds         5                        January 28, 1998

Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Small Capitalization Equity Fund                   Nine Months
                                                      Ended
                                                  September 30,                        Year Ended December 31,
                                                       1997        1996      1995      1994      1993     1992*     1991*   1990*+
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of
 period                                              $52.96       $53.46    $42.15    $48.97    $39.83   $39.99    $27.57  $26.24
                                                 --------------  --------  --------  --------  --------  -------  -------  ---------
Income from investment operations
  Net investment income (loss)**                     (0.23)        --         --       --       (0.07)   (0.11)    (0.04)   0.01
  Net realized and unrealized gain (loss) on
   investments                                        14.80        9.29      12.57    (1.84)    11.31     4.00     17.87    1.33
                                                 --------------  --------  --------  --------  --------  -------  -------  ---------
  Total from investment operations                    14.57        9.29      12.57    (1.84)    11.24     3.89     17.83    1.34
                                                 --------------  --------  --------  --------  --------  -------  -------  ---------
Less distributions declared to
 shareholders
  From net investment income                                       --         --       --        --        --       --     (0.01)
  From realized gains on investments                 (1.03)       (9.79)    (1.26)    (4.98)    (2.10)   (4.05)    (5.35)    --
  From paid-in capital                                 --          --         --       --        --        --      (0.06)    --
                                                 --------------  --------  --------  --------  --------  -------  -------  ---------
                                                        --
  Total distributions declared to shareholders       (1.03)       (9.79)    (1.26)    (4.98)    (2.10)   (4.05)    (5.41)  (0.01)
                                                 --------------  --------  --------  --------  --------  -------  -------  ---------
  Net asset value - end of period                    $66.50       $52.96    $53.46    $42.15    $48.97   $39.83    $39.99  $27.57
                                                 ==============  ========  ========  ========  ========  =======  =======  =========
Total return(4)                                      27.92%       17.36%    29.83%   (3.66%)    28.21%    9.74%    64.71%    15.35%t

Ratios (to average daily net
 assets)/Supplemental Data
  Net assets at end of period (000 omitted)         $274,368     $244,131  $180,470  $107,591  $85,141   $50,950  $35,418  $13,273
  Expenses**(1)                                      0.74%t       0.75%      0.75%    0.79%     0.88%     1.04%    0.87%     1.48%t
  Net investment income**                           (0.57%)t     (0.44%)    (0.30%)  (0.27%)   (0.18%)   (0.38%)  (0.15%)    0.17%t
  Portfolio turnover                                 70%(3)       28%(2)    112%(2)   130%(2)   144%(2)  101%(2)   96%(2)    13%(2)
  Average Broker Commission Rate                    $0.04033     $0.04502     --       --        --        --       --       --

----------
t   Computed on an annualized basis.

*   Audited by other auditors.

** For the nine months ended September 30, 1997 and the year ended December 31, 1996, Standish did not impose a portion of its advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

Net investment income (loss) per share              ($0.23)       ($0.01)
Ratios (to average daily net assets):
  Expenses(1)                                        0.74%t        0.76%
  Net investment income                             (0.57%)t      (0.45%)

+   For the period from August 31, 1990 (start of business) to December 31,
    1990.

(1) Includes the Fund's share of Standish Small Capitalization Equity Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.

(2) Portfolio turnover and average broker commission rate represents activity while the Fund was making investments directly in securities.

(3) The portfolio turnover and average commission rate figures listed are for the Standish Small Cap Equity Portfolio. Because the Fund no longer makes investments directly in securities, the Fund does not have any portfolio turnover or average brokerage commission rate activity during this period. For the period from May 3, 1996 to December 31, 1996, the portfolio turnover rate and average brokerage commission rate for the Standish Small Cap Equity Portfolio were 76% and $0.0434, respectively.

(4) The Fund's performance benchmarks are the S&P 500 Index, the Russell 2000 Index and the Russell 2000 Growth Index. See "Calculation of Performance Data" for a description of these indices. The average annual total return of these indices for each year since the Fund's inception was as follows (this total return information is not audited):

------------------------------------------------------------------------------------------------------------------------------------
  Total Return:                                      1997         1996      1995      1994     1993       1992     1991     1990
------------------------------------------------------------------------------------------------------------------------------------
   S&P 500                                          33.36%       22.96%    37.58%     1.32%    10.08%     7.63%   39.47%    (3.16%)
   Russell 2000                                     22.37%       16.53%    28.44%    (1.83%)   10.89%    18.42%   41.64%   (19.52%)
   Russell 2000 Growth                              12.94%       11.26%    31.04%    (2.43%)   13.36%     7.77%   51.19%   (17.41%)


Standish Group of Equity Funds         6                        January 28, 1998

Financial Highlights
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                   For the period
                                                                                 December 23, 1996
                                                           Nine Months            (commencement of
                                                              Ended                operations) to
Small Capitalization Equity Fund II                    September 30, 1997        December 31, 1996
---------------------------------------------------------------------------------------------------
Net asset value - beginning of period                       $20.39                     $20.00
                                                       ------------------       -------------------
Income from investment operations
   Net investment income (1)                                 0.03                       0.00
   Net realized and unrealized gain on investments           8.71                       0.39
                                                       ------------------       -------------------
   Total from investment operations                          8.74                       0.39
                                                       ------------------       -------------------
Less distributions declared to shareholders
   From net investment income                               (0.01)                        --
   From realized gains on investments                         --                           --
   From paid-in capital                                       --                           --
                                                       ------------------       -------------------
   Total distributions declared to shareholders             (0.01)                        --

   Net asset value - end of period                          $29.12                     $20.39
                                                       ==================       ===================
Total return(4)                                             42.94%                        --

Ratios (to average daily net assets)/Supplemental Data
   Net assets at end of period (000 omitted)                $6,314                      $484
   Expenses(1)**                                            0.00%*                      N/A(2)*
   Net investment income**                                  0.49%*                      N/A(2)
   Portfolio turnover                                       122%(3)                     0.00%
   Average Broker Commission Rate                          $0.07683                    $0.2000

----------
** For the nine months ended September 30, 1997 and for the period December 23, 1996 (commencement of operations) to December 31, 1996, Standish waived its investment advisory fee and reimbursed the Small Cap II Portfolio and the Small Cap II Fund for all of its operating expenses. If this voluntary action had not been taken, the net investment income per share and the ratios would have been:

Net investment income (loss) per share                     ($0.25)                      N/A(2)
Ratios (to average daily net assets):
   Expenses(1)                                              3.56%*                      N/A(2)
   Net investment income                                   (3.07%)*                     N/A(2)

t   Computed on an annualized basis.

(1) Includes the Fund's share of Portfolio allocated expenses for the nine months ended September 30, 1997 and for the period December 23, 1996 (commencement of operations) to December 31, 1996.

(2) Amounts are not meaningful due to the short period of operations.

(3) The portfolio turnover and average broker commission rate figures listed are for the Standish Small Cap II Portfolio. Because the Fund does not make investments directly in securities, the Fund does not have any portfolio turnover or average brokerage commission rate activity during this period.

(4) The Fund's performance benchmarks are the S&P 500 Index, the Russell 2000 Index and the Russell 2000 Growth Index. See "Calculation of Performance Data" for a description of these indices. The average annual total return of these indices for each year since the Funds' inception was as follows (this total return information is not audited):

---------------------------------------------------------------------------------------------------
   Total Return:                                             1997                       1996
---------------------------------------------------------------------------------------------------
      S&P 500                                               33.36%                     22.96%
      Russell 2000                                          22.37%                     16.53%
      Russell 2000 Growth                                   12.94%                     11.26%


Standish Group of Equity Funds         7                        January 28, 1998

Investment Objectives and Policies
--------------------------------------------------------------------------------

Investment Strategy

   Each Fund is an actively managed diversified portfolio consisting primarily of equity and equity-related securities. Each Fund is managed to achieve long-term growth of capital. The Equity Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies which appear to be undervalued. The Small Capitalization Equity Fund ("Small Cap Fund") and the Small Capitalization Equity Fund II ("Small Cap II Fund") seek to achieve their respective objectives by focusing on equity and equity-related securities of small capitalization companies. The Small Cap Fund invests primarily in securities of companies with market capitalizations less than $700 million while the Small Cap II Fund invests primarily in securities of companies with market capitalizations less than $1 billion. The International Equity Fund seeks to achieve its objective by investing in a diversified portfolio of foreign equity securities. The Equity Fund, the Small Cap Fund and the Small Cap II Fund each invests all of its investable assets in a corresponding Portfolio. These Funds are sometimes referred to in this Prospectus as the Standish Feeder Funds. This structure, where one fund invests all of its investable assets in another investment company, is described below under the caption "Information About The Master-Feeder Structure."

   The Advisers seek to add value to portfolios of securities by finding companies with improving business momentum whose securities have reasonable valuations. For the Equity Fund and the International Equity Fund, the Advisers utilize both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. For the Small Cap and Small Cap II Funds, Standish emphasizes small capitalization companies that have developed strong sector or industry positions and have produced solid balance sheets.

   The equity and equity-related securities in which each Fund invests include exchange-traded and over-the-counter ("OTC") common and preferred stocks but may also include warrants, rights, convertible securities, depositary receipts, depositary shares, trust certificates, shares of other investment companies and real estate investment trusts ("REITs"), limited partnership interests and equity participations. These equity securities may be issued by U.S. or foreign companies, although not all Funds invest to the same extent in securities of foreign issuers. Please refer to each Fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

                                      * * *

   Each Fund's specific investment objective, policies and strategies are set forth below to assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Equity Fund

   The investment objective and characteristics of the Equity Fund correspond directly to those of the Equity Portfolio in which the Fund invests all of its investable assets. The following is a discussion of the investment objective and policies of the Equity Portfolio.

   Investment Objective. The Equity Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in a diversified portfolio of equity and equity-related securities of companies which appear to be undervalued.

   Principal Investments. Under normal circumstances, at least 80% of the Equity Portfolio's total assets are invested in equity and equity-related securities.

   Investment Strategies. The Equity Portfolio follows a disciplined investment strategy, emphasizing stocks which Standish believes offer above average potential for capital growth. Although the precise application of the discipline varies according to market conditions, Standish intends to use statistical modeling techniques that utilize stock specific factors (e.g., current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations) to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by Standish's professional staff before they are included in the Equity Portfolio's holdings. Securities selected for inclusion in the Equity Portfolio's holdings will represent various industries and sectors.

   Other Investments. The Equity Portfolio may invest without limit in equity and equity-related securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. OTC market. The Portfolio may not invest more than 10% of its total assets in such securities which are not so listed or traded.

   The Equity Portfolio may to a limited extent invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. Generally, these securities will be rated, at the time of investment, Aaa, Aa or A by Moody's Investors Service, Inc., or AAA, AA, or A by Standard and Poor's Ratings Group, Duff and Phelps, Inc. or Fitch Investors Service, Inc., or, if unrated, determined by Standish to be of comparable credit quality. Up to 5% of the Equity Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by Standard & Poor's, Duff, or Fitch or, if unrated, determined by Standish to be of comparable credit quality. As a temporary matter and for defensive purposes, the Equity Portfolio may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Equity Portfolio.


Standish Group of Equity Funds         8                        January 28, 1998

   The Equity Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Equity Portfolio may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Capitalization Equity Fund

   The investment objective and characteristics of the Small Cap Fund correspond directly to those of the Small Capitalization Equity Portfolio ("Small Cap Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap Portfolio.

   Investment Objective. The Small Cap Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies.

   Principal Investments. Under normal circumstances, at least 80% of the Small Cap Portfolio's total assets are invested in equity and equity-related securities of small capitalization companies. The Small Cap Portfolio focuses its investments in small capitalization companies that have market capitalizations less than $700 million. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap Portfolio may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations less than $700 million after the consummation of the offering, and whose securities are expected to be liquid after the offering.

   Investment Strategies. The Small Cap Portfolio pursues investments in rapidly growing, high quality companies that are involved with value added products or services. These companies have market capitalizations less than $700 million, although the Small Cap Portfolio may include securities of larger, more mature companies. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and investments in such companies may pose additional risks.

   Other Investments. The Small Cap Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. As a temporary matter and for defensive purposes, the Small Cap Portfolio may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Small Cap Portfolio.

   The Small Cap Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap Portfolio may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Capitalization Equity Fund II

   The investment objective and characteristics of the Small Cap II Fund correspond directly to those of the Small Capitalization Equity Portfolio II ("Small Cap II Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap II Portfolio.

   Investment Objective. The Small Cap II Portfolio's investment objective is to achieve long term growth of capital. The Portfolio seeks to achieve its objective through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies.

   Principal Investments. Under normal circumstances, at least 80% of the Small Cap II Portfolio's total assets are invested in equity and equity-related securities of small capitalization companies. The Small Cap II Portfolio focuses its investments in small capitalization companies on those with market values are less than $1 billion. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap II Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap II Portfolio may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations less than $1 billion after the consummation of the offering, and whose securities are expected to be liquid after the offering.

   Investment Strategies. The Small Cap II Portfolio pursues investments in rapidly growing, high quality companies that are involved with value added products or services. These companies have market capitalizations less than $1 billion. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and investments in such companies may pose additional risks.

   Other Investments. The Small Cap II Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. As a temporary matter and for defensive purposes, the Small Cap II Portfolio may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Small Cap II Portfolio.

   The Small Cap II Portfolio may enter into repurchase agreements, engage in short selling and is permitted to invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap II Portfolio may also purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.


Standish Group of Equity Funds         9                        January 28, 1998

The International Equity Fund

   Investment Objective. The International Equity Fund's investment objective is to obtain long-term capital growth through investment in a diversified portfolio of foreign equity securities. Capital growth is expected to result primarily from appreciation of the equity securities held in the Fund's portfolio; however, the Fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. Income received on the Fund's investments is incidental to the Fund's primary objective to obtain long-term capital growth.

   Principal Investments. Under normal circumstances, at least 65% of the International Equity Fund's total assets are invested in equity and equity-related securities of companies located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"), Canada and, to a limited extent, emerging markets. The Fund intends to be invested in a broad range of foreign countries, but is not required to invest in each country represented in the EAFE Index or to invest in those countries in accordance with their weightings in these Indices. The Fund intends to invest in a minimum of five countries.

   Up to 25% of the Fund's total assets may be invested in securities of issuers doing business in emerging markets, provided that not more than 5% of the Fund's total assets may be invested in issuers located in any one emerging market. SIMCO considers an emerging equity market to be any country that is not represented in the MSCI World Index, which is an index of stocks in developed markets.

   Investment Strategy. The Fund follows a disciplined investment strategy, emphasizing stocks and markets which SIMCO believes offer above average potential for capital growth. Although the precise application of the discipline varies according to market conditions, SIMCO uses statistical modeling techniques that utilize stock and market specific factors to identify equity securities and markets that are attractive as purchase candidates. These factors include current and historical price multiple ratios and trends in consensus analysis estimates. Once identified, these securities and markets are subject to further review by the Fund's portfolio manager before they are included in the Fund's portfolio. Securities selected for inclusion in the Fund's portfolio will represent various industries and sectors.

   Other Investments. The Fund may invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by SIMCO to be of comparable credit quality. The Fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the Fund for investment. As a temporary matter and for defensive purposes, the International Equity Fund may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the International Equity Fund.

   The Fund may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities. The Fund may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

Description of Securities and Related Risks

   The following sections describe specific securities and the risks that are associated with the purchase of a particular type of security or the utilization of a specific investment technique. For purposes of the discussion in this section and the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Fund" or "Funds" refers to each of the Equity Portfolio, the Small Cap Portfolio, the Small Cap II Portfolio and the International Equity Fund, unless otherwise noted.

   Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Small Capitalization Stocks. The Small Cap and Small Cap II Portfolios invest primarily, and the other Funds may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

   Convertible Securities Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

   Warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.


Standish Group of Equity Funds         10                       January 28, 1998

   REITs. Each Fund may invest in shares of real estate investment trusts, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

   U.S. Government Securities. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

   Foreign Securities. The International Equity Fund may invest in foreign securities without limit. The Small Cap Portfolio and the Small Cap II Portfolio limit their investments in foreign securities to 15% of their respective total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. The Equity Portfolio may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but may not invest more than 10% of its total assets in foreign securities which are not so listed or traded.

   Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

   Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currencies in which a Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value per share.

   The International Equity Fund may invest any portion of its assets in securities denominated in a particular foreign currency. The portion of the International Equity Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other Funds may invest a smaller portion of their assets in securities donominated in Foreign currencies.

   Each Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against changes in foreign currency exchange rates, although the Equity, the Small Cap and Small Cap II Portfolios have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.


Standish Group of Equity Funds         11                       January 28, 1998

   Investing in Emerging Markets. Although each Fund invests primarily in securities of established issuers based in the U.S. and, particularly in the case of the International Equity Fund, in other developed markets, each Fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The International Equity Fund may invest up to 25% of its total assets in issuers located in emerging markets. The Equity, Small Cap and Small Cap II Portfolios may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The Funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in securities of issuers in emerging markets involves exposure to significantly higher risk than investing in foreign countries with developed markets and may be considered speculative. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a Fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely effect the Fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

   The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the Funds' investments in emerging market countries. See "Investing in Foreign Securities" and "Currency Risks" above and the Statement of Additional Information for a further description of the risks associated with investing in emerging market countries.

   Depositary Receipts and Depositary Shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs").

   Money Market Instruments and Short-Term Securities. Although each Fund intends to remain invested in equity and equity-related securities to the extent practical in light of its objective, each Fund may, under normal market conditions, establish and maintain cash balances and may purchase money market instruments with maturities of less than one year and short-term interest-bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions. The Small Cap Portfolio and Small Cap II Portfolio may invest up to 20% of their total assets in money market instruments and Short-Term Obligations without regard to the liquidity needs of their portfolios. Each Fund may also maintain cash balances and invest in money market instruments and Short-Term Obligations without limitation as a temporary measure or for defenses purposes. For example, during periods of rapid in-flows of new money by investors into the Small Cap II Portfolio, the Portfolio may temporarily have more than 20% of its total assets invested in money market instruments and Short-Term Obligations pending the investment of such amounts in equity and equity-related securities of small capitalization companies. During such periods, the Small Cap II Portfolio will temporarily have less than 80% of its total assets invested in equity and equity-related securities of small capitalization companies.

  Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. Money market instruments in which the Funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the Adviser to be of comparable quality. At least 95% of a Fund's assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality. Up to 5% of a Fund's total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality.


Standish Group of Equity Funds         12                       January 28, 1998

   Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A or Duff-1 by Standard & Poor's, Duff or Fitch) are generally regarded as high grade obligations. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. If a security is rated differently by two or more rating agencies, the Adviser uses the highest rating to determine its rating category. If the rating of a security held by a Fund is downgraded below the minimum rating, the Adviser will determine whether to retain that security in the Fund's portfolio.

Investment Techniques and Related Risks

   Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

   In the course of pursuing their investment objectives, each Fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and, to the extent a Fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

   The ability of a Fund to utilize Strategic Transactions successfully will depend on Standish's ability to predict pertinent market, currency and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

   Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

   The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce a Fund's net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options and entering into futures transactions is potentially unlimited.

   The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of net assets. In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.

   Repurchase Agreements. Each Fund (except the International Equity Fund) may invest up to 10% of its net assets in repurchase agreements. The International Equity Fund is not subject to the same limit, except that investments in repurchase agreements maturing in more than 7 days are subject to the Fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by money market instru-


Standish Group of Equity Funds         13                       January 28, 1998
ments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser.

   Short Sales. Each Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

   Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities; however, the Equity Portfolio, the Small Cap Portfolio and Small Cap II Portfolio invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

   The Boards of Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

   Investments in Other Investment Companies. Each Fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, the Funds may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, each Fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERS") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

   Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

   Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in Standish's view, the security meets the criteria for disposal.

   Investment Restrictions. The investment objectives of the Portfolios and the Small Capitalization Equity Fund II are not fundamental and may be changed by the Boards of Trustees without the approval of shareholders. The investment objectives of the Equity Fund, the International Equity Fund and the Small Capitalization Equity Fund are fundamental and may not be changed without a vote of the applicable Fund's shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation. Each Portfolio's and Fund's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval, except that the Equity Fund's 10% limit on repurchase agreements is fundamental. Each Fund and Portfolio has adopted fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

Information About the Master-Feeder Structure

   Each Standish Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has an identical investment objective. Each of the Standish Feeder Funds is a feeder fund and its corresponding Portfolio is the master fund in a so-called master-feeder structure. The International Equity Fund purchases securities directly and maintains its own individual portfolio.

   In addition to the Standish Feeder Funds, other feeder funds may invest in these Portfolios, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolios on the same terms as the Funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Funds, which may produce different investment results.


Standish Group of Equity Funds         14                       January 28, 1998

   There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a Fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval might cause the Fund to incur expenses it would not otherwise be required to pay.

   If a Fund is requested to vote on a matter affecting the Portfolio in which it invests, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter.

   A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Calculation of Performance Data

   From time to time, each Fund may advertise its annual total return which is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

   From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

   The EAFE Index. The EAFE Index is a market capitalization weighted foreign securities index which is widely used to measure the performance of European, Australian, and Far Eastern stock markets. The EAFE Index currently includes over 1,000 companies drawn from the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

   The S&P 500 Index. The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. Total return for the S&P 500 Index assumes reinvestment of dividends. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most stocks that comprise the S&P 500 Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the OTC market.

   The Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization common stocks and is generally representative of unmanaged small capitalization stocks in the U.S. markets. A company's stock market capitalization is the total market value of its floating outstanding shares.

   The Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of approximately 2,000 small capitalization common stocks and is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

Dividends and Distributions

  The Funds' dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. The Small Cap, Small Cap II and International Equity Fund's dividends from net investment income will also be declared and distributed annually. The Equity Fund's dividends from net investment income will be declared and distributed quarterly. In determining the amounts of its dividends, the Equity Fund, Small Cap Fund and Small Cap II Fund will take into account their share of the income, gain or loss, expense, and any other tax items of its corresponding Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

Purchase of Shares

   Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by the Fund's custodians (the "Custodians"). Investors Bank & Trust Company serves as custodian for the Equity Fund, Small Cap Fund and Small Cap II Fund and Morgan Stanley Trust Company serves as custodian for the International Equity Fund. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for Fund shares. Each Fund requires minimum initial investments of $100,000. Additional investments must be in amounts of at least $10,000. Certificates for Fund shares are not issued. Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by broker-dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to


Standish Group of Equity Funds         15                       January 28, 1998

   Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodians that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of broker-dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of a Fund purchased through broker-dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or the Advisers.

   In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask the applicable Adviser to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of Fund shares by a transfer of securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

   The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which Standish or any of its affiliates serves as investment adviser or to employees of Standish or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.

Net Asset Value

   Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (the value of their investments in the corresponding Portfolio and other assets in the case of the Standish Feeder Funds), subtracting all liabilities and dividing the result by the total number of shares outstanding. Equity securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Equity securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by the applicable Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

   Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by Investors Bank and Trust Company, the Funds' transfer agent, to be representative of fair levels at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Far Eastern securities exchanges and OTC markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment may be made.

Exchange of Shares

   Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a Fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

   Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.


Standish Group of Equity Funds         16                       January 28, 1998

   Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

   General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Redemption of Shares

   Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

   Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

   Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

   Repurchase Order. In addition to telephonic and written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

   Telephone Transactions. By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Advisers, Standish Fund Distributors, the Trust and the Custodians to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine and follow telephone instructions that they reasonably believe to be genuine, neither the Advisers, Standish Fund Distributors, the Trust, the applicable Fund, the Custodians, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

   Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders


Standish Group of Equity Funds         17                       January 28, 1998
may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

                                      * * *

   The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.

   Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount at least equal to the stated minimums.

Management

   Trustees. Each Fund is a separate investment series of the Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. Each Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, each Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

   Investment Advisers. Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Equity Portfolio, Small Cap Portfolio and Small Cap II Portfolio pursuant to separate investment advisory agreements. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

   SIMCO, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the International Equity Fund pursuant to an investment advisory agreement and manages the International Equity Fund's investments and affairs subject to the supervision of the Trustees of the Trust. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., Director and Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board and Vice President of SIMCO and a Managing Director and Vice President of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President of the Trust, is the Executive Vice President and a Director of SIMCO.

   Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of December 31, 1997, Standish and SIMCO managed approximately $39 billion of assets.

   The Equity Portfolio's portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in January 1991 and of the Portfolio's portfolio since the Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Tate has served as a Managing Director of Standish (since 1995) and President of SIMCO (since 1996) and both Messrs. Tate and Cameron have served as a Director and Vice President of Standish and a Director of SIMCO (since 1995 for Mr. Cameron).

   The International Equity Fund's portfolio manager is Remi J. Browne, who has been primarily responsible for the day-to-day management of the Fund's portfolio since December 1996. During the past five years, Mr. Browne has served as Vice President and Chief Investment Officer of SIMCO and Vice President of Standish since 1996 and as Managing Director of Ark Asset Management Company, New York, prior thereto.

   The Small Capitalization Equity Portfolio's portfolio manager is Nicholas S. Battelle. Mr. Battelle has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1990 and of the Portfolio's portfolio since the Fund's conversion to the master-feeder fund structure on May 3, 1996. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish.

   The Small Capitalization Equity Portfolio II's portfolio has two portfolio managers: Mr. Nicholas S. Battelle and Mr. Andrew L. Beja. Mr. Battelle has been primarily responsible for the day-to-day management of the Portfolio since 1990. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish. Mr. Beja has been associated with Standish since March 1996 as Senior Analyst on the small capitalization company team and is a Vice President of Standish. Prior to joining Standish, Mr. Beja was a Vice President and analyst at Advest, Inc. from 1985-1996.

   Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, Standish manages the Portfolios' investments and SIMCO manages the International Equity Fund's investments in accordance with their respective investment objectives and policies, recommend investment decisions, place orders to purchase and sell securities and permit the Portfolios' and the Funds to use the name "Standish." For these services, each Portfolio pays Standish and the International Equity Fund pays SIMCO a monthly fee at a stated annual percentage rate of such Portfolio's (Fund's) average daily net asset value:


Standish Group of Equity Funds         18                       January 28, 1998

                                             Actual Rate
                            Contractual     Paid for the
                            Advisory Fee     Year Ended
                             Annual Rate   September 30, 1997

Equity Portfolio                 0.50%          0.50%*
Small Cap Equity Portfolio       0.60%          0.60%*
Small Cap Equity II Portfolio    0.60%          0.00%*
International Equity Fund        0.80%          0.23%*

*The applicable Adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Equity Fund, Small Cap Fund, Small Cap II Fund and International Equity Fund to 0.70%, 0.74%. 0.00% and 0.84%, respectively, of the applicable Fund's average daily net assets. The Advisers may terminate or revise these agreements at any time although they have no current intention to do so. If an expense limit is exceeded, the compensation due to an Adviser shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

   Administrator. Standish serves as administrator to the Equity Fund, Small Cap Fund and Small Cap II Fund. As administrator, Standish manages the affairs of these Funds, provides all necessary office space and services of executive personnel for administering the affairs of the Funds, and allows these Funds to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

   Expenses. Each Portfolio and each Fund bears the expenses of its respective operations other than those incurred by the respective Adviser under the investment advisory agreements or the administration agreement.

   Each Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio's administrator. Each Standish Feeder Fund pays shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each Standish Feeder Fund and its corresponding Portfolio pays legal and auditing fees; registration and reporting fees and expenses. The International Equity Fund, since it does not invest in a corresponding portfolio, bears all of the expenses listed above for both the Portfolios and the Funds. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

   Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

   Each Fund's total annual operating expenses for the fiscal year ended September 30, 1997 are described above under the caption "Financial Highlights."

   Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, the Advisers select the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolios and the International Equity Fund. The Advisers will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios and the International Equity Fund. The Advisers may also consider the extent to which a broker or dealer provides research to the Advisers and the number of Fund shares sold by the broker or dealer in making their selection.

   Year 2000 Issue. The Funds' and the Portfolios' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds and Portfolios. The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Adviser has also been informed that comparable steps are being taken by the Funds' and Portfolios' other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.

Federal Income Taxes

   Each Fund is a separate entity for federal tax purposes and intends to qualify for each taxable year for taxation as a "regulated investment company" under the Code. If it qualifies as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in accordance with certain timing and other requirements of the Code.

   Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. No portion of such dividends paid by the International Equity Fund is expected to qualify for the corporate dividends received deduction under the Code. A portion of such dividends paid by the other Funds will generally qualify for that deduction, subject to certain requirements and limitations under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gains distributions are taxable for noncorporate shareholders at maximum federal rates of 28% or 20%, or in unusual cases 25%, depending upon the source. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events for shareholders that are subject to tax.


Standish Group of Equity Funds         19                       January 28, 1998

   The International Equity Fund and the Portfolios may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The International Equity Fund may, but the other Funds are not likely to, qualify to elect to pass certain qualifying foreign taxes through to shareholders. If this election is made, shareholders would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction. Shareholders will receive appropriate information from the Trust if this election is made for any year.

   Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

   After the close of each calendar year, the Funds will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

The Funds and Their Shares

   The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

   The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolios, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

   Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Custodians

   Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian for all cash and securities of the Portfolios and the Equity Fund, Small Cap Equity Fund and Small Cap Equity II Fund.

   Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities of the International Equity Fund.

Transfer Agent and Dividend Disbursing Agent

   Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer agent, dividend disbursing agent and Investors Bank & Trust, Boston and Toronto, Canada, also provides accounting services to the Funds.

Independent Accountants

   Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serves as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and Portfolios' financial statements annually.

Legal Counsel

   Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and Standish and its affiliates.

Tax-Certification Instructions

   Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

   For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

   Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.


Standish Group of Equity Funds         20                       January 28, 1998

Standish Group of Equity Funds
--------------------------------------------------------------------------------

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
               (Equity Fund, Small Capitalization Equity Fund and
                      Small Capitalization Equity Fund II)

                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111
                           (International Equity Fund)

              Principal Underwriter                    Independent Accountants
        Standish Fund Distributors, L.P.              Coopers & Lybrand L.L.P.
              One Financial Center                     One Post Office Square
               Boston, MA  02111                    Boston, Massachusetts  02109

                    Custodian                                 Custodian
         Investors Bank & Trust Company             Morgan Stanley Trust Company
              200 Clarendon Street                      One Pierrepont Plaza
          Boston, Massachusetts  02116                Brooklyn, New York  11201
(Equity Fund, Small Capitalization Equity Fund         (Standish International
  and Small Capitalization Equity Fund II)                   Equity Fund)

                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

================================================================================

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.


Standish Group of Equity Funds         21                       January 28, 1998

                       [STANDISH LOGO] STANDISH FUNDS(SM)
                                       One Financial Center
                                       Boston, MA 02111-2662
                                       (800) 729-0066

                                                                          97-350

   January 28, 1998

                                [STANDISH LOGO]

                         STANDISH GROUP OF EQUITY FUNDS
                              STANDISH EQUITY FUND
                       STANDISH INTERNATIONAL EQUITY FUND
                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION

   This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated January 28, 1998, as amended and/or supplemented from time to time (the "Prospectus"), of the Standish Equity Fund ("Equity Fund"), the Standish Small Cap Equity Fund ("Small Cap Fund"), the Standish Small Capitalization Equity Fund II ("Small Cap II Fund") and the Standish International Equity Fund ("International Equity Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.

   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                       ---------------------------------

                                    CONTENTS

Investment Objective and Policies......   2
Investment Restrictions................  10
Calculation of Performance Data........  13
Management ............................  15
Redemption of Shares...................  20
Portfolio Transactions.................  21
Brokerage Commissions..................  21
Determination of Net Asset Value.......  21
The Funds and Their Shares.............  22
The Portfolio and its Investors........  23
Taxation...............................  23
Additional Information.................  26
Experts and Financial Statements.......  26

                        INVESTMENT OBJECTIVE AND POLICIES

   The Prospectus describes the investment objectives and policies of each Fund. The following discussion supplements the description of the Funds' investment policies in the Prospectus.

   The Equity Fund invests all of its investible assets in the Standish Equity Portfolio (the "Equity Portfolio"). The Small Cap Fund invests all of its investible assets in the Standish Small Capitalization Equity Portfolio (the "Small Cap Portfolio"). The Small Cap II Fund invests all of its investible assets in the Standish Small Capitalization Equity Portfolio II (the "Small Cap II Portfolio"). These three Funds are sometimes referred to in this Statement of Additional Information as Standish Feeder Funds.

   Each Portfolio is a series of the Standish, Ayer and Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company, and each Portfolio has the same investment objective and restrictions as its corresponding Fund. Standish, Ayer and Wood, Inc. ("Standish") is the investment adviser to the Portfolios. Standish International Management Company, L.P. ("SIMCO") is the investment adviser to the International Equity Fund. Both Standish and SIMCO are sometimes referred to herein as the "Adviser" or collectively as the "Advisers".

   The Prospectus describes the investment objective of the Standish Feeder Funds and the Portfolios and summarizes the investment policies they will follow. Since the investment characteristics of the Standish Feeder Funds correspond directly to those of their respective Portfolios, the following discusses the various investment techniques employed by the Portfolios. See the Prospectus for a more complete description of each Fund's and each Portfolio's investment objective, policies and restrictions. For purposes of the discussion in this section of this Statement of Additional Information, the use of the term "Fund" or "Funds" refers to each of the Equity Portfolio, the Small Cap Portfolio, the Small Cap II Portfolio and the International Equity Fund, unless otherwise noted.

Suitability and Risk Factors

   An investor should not expect, and the Funds do not intend, that each Fund will provide an investment program which meets all of the requirements of that investor. The companies in which the Small Cap and Small Cap II Portfolios invest generally reinvest their earnings, and dividend income should not be expected. Also, notwithstanding the Funds' ability to spread risk by holding securities of a number of companies, shareholders should be able and be prepared to bear the risk of investment losses which may accompany the investments contemplated by each Fund.

Common Stocks

   The common stocks of small growth companies in which the Small Cap Portfolio invests typically have market capitalizations up to $700 million. The common stocks of the companies in which the Small Cap II Portfolio invests typically have market capitalizations up to $1 billion. Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds with median portfolio market capitalizations of less than $1 billion. Their investments are expected to emphasize companies involved with value added products or services in expanding industries. At times, particularly when Standish believes that the securities of small companies are overvalued, their portfolios may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of each Portfolio's total assets. Both Portfolios will attempt to reduce risk by diversifying their investments within the investment policies set forth in the Prospectus and will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will invest in equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable only on an occasional basis.

Foreign Securities

   Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter ("OTC") markets (but persons affiliated with a Fund will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

   The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain.

   Investors should understand that the expense ratio of each Fund may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

   The Funds may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and "Depository Shares"). ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Fund acquires unsponsored Depository Receipts or Shares, (i.e., Depository Receipts or Shares acquired from banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

Investing in Securities of Emerging Market Countries

   Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital; (ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the Asian countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A Fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Funds, the Adviser and its affiliates and their respective clients and other service providers. The Funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on each Fund's performance and may adversely affect the liquidity of each Fund's investments to the extent that it invests in emerging market countries.

   Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the Funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Funds. From time to time, the Adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no Fund is required to invest in any emerging market country.

   In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The Adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the Funds may invest only through investment funds in such emerging market countries.

   The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds to the extent that they invest in emerging market countries.

   Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market Companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

   Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a Fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

   Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a Fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a Fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

   Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

   Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

   Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a Fund's assets so invested.

   Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religions and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

   The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

   There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a Fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Strategic Transactions

   Each Fund may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Funds may change over time as new instruments and strategies are developed or regulatory changes occur.

   In the course of pursuing its investment objective, a Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, cross-currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to seek to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, each Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.). In calculating each Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that a Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company

Risks of Strategic Transactions

   Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options

   Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated Accounts."

   A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A Fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

   With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

   A Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

   The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. OTC options purchased by a Fund, and portfolio securities covering the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are subject to each Fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

   Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.

   If a Fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale (writing) of put options can also provide income.

   Each Fund may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Even though the Fund will receive the option premium to help offset any loss, the Fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Fund also exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

   Each Fund may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices

   Each Fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures

   Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

   Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Fund, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

   Each Fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into OTC currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

   Each Fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

   A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

   Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold a French security and the Adviser may believe that French francs will deteriorate against

German marks. The Fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Fund to declines in the value of the German mark relative to the U.S. dollar.

   To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German mark, and a portfolio contains securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions

   Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions

   Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of each Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

   Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

   A Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of each Fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Trust and the Portfolio Trust have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Fund's limitation on investing in illiquid securities.

Eurodollar Contracts

   Each Fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States

   When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts

   Each Fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Fund will cover Strategic Transactions as required by interpretive positions of the SEC. A Fund will not enter into Strategic Transactions that expose the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account in the amount prescribed. In that case, the Fund would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Money Market Instruments and Repurchase Agreements

   When the Adviser considers investments in equity securities to present excessive risks and to maintain liquidity for redemptions, each Fund may invest all or a portion of its assets in money market instruments or short-term interest-bearing securities. They may also invest uncommitted cash in such instruments and securities.

   Money market instruments include short-term U.S. government securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short term credit needs), negotiable certificates of deposit, nonnegotiable fixed time deposits, bankers' acceptances and repurchase agreements.

   U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

   A repurchase agreement is an agreement under which a Fund acquires money market instruments (generally U.S. government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by a Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Fund's custodian bank until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Funds.

   The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Fund at a time when their market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Short-Term Debt Securities

   For defensive or temporary purposes, each Fund may invest in investment grade money market instruments and short-term interest-bearing securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential stock market declines. These investments will include U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, nonnegotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, and debt securities that make periodic interest payments at variable or floating rates.

   Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Portfolio Turnover

   Each Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A Fund may therefore generally change its investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.

                             INVESTMENT RESTRICTIONS

   The Funds and the Portfolios have adopted the following fundamental policies. Each Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

Standish Equity Fund and Equity Portfolio

   As a matter of fundamental policy, the Equity Portfolio (Equity Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
    (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.  Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
    (Fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio (Fund) may enter into repurchase agreements and except that the Fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

   The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Equity Portfolio (Equity Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.  Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund, but not the Portfolio).

   Notwithstanding any fundamental or non-fundamental policy, the Equity Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Equity Fund.

International Equity Fund

   As a matter of fundamental policy, the International Equity Fund may not:

1. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

3. Make loans, except that the Fund may purchase or hold a portion of an issue of publicly distributed debt instruments, purchase negotiable certificates of deposit and bankers' acceptances, and enter into repurchase agreements.

4. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

   The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The International Equity Fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.  Invest more than 15% of its assets in securities which are illiquid.

Small Cap Equity Fund and Small Cap Equity Portfolio

   As a matter of fundamental policy, the Small Cap Portfolio (Small Cap Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
    (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.  Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio (Fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
    (Fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio (Fund) may enter into repurchase agreements with respect to 10% of the value of its net assets.

   The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Small Cap Portfolio (Small Cap Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.  Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the Fund, but not the Portfolio).

   Notwithstanding any fundamental or non-fundamental policy, the Small Cap Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Small Cap Fund.

Small Cap II Fund and Small Cap II Portfolio

   As a matter of fundamental policy, the Small Cap II Portfolio (Small Cap II
Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (Fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
    (iv) the Portfolio (Fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
    (Fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (Fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (Fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7.  Purchase or sell commodities or commodity contracts, except the Portfolio
    (Fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (Fund's) investment policies.

8. Make loans, except that the Portfolio (Fund) (1) may lend portfolio securities in accordance with the Portfolio's (Fund's) investment policies up to 33 1/3% of the Portfolio's (Fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (Fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (Fund).

   The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. The Small Cap II Portfolio (Small Cap II Fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.  Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Fund's borrowings exceed 5% of the its net assets.

   Notwithstanding any fundamental or non-fundamental policy, the Small Cap II Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end investment company with substantially the same investment objective as the Fund.

                                      *****

   If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's or a Portfolio's assets will not constitute a violation of the restriction.

   For purposes of each Fund's fundamental investment restriction regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                             CALCULATION OF PERFORMANCE DATA

   As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

   The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended September 30, 1997 were as follows:

                           Average Annual Total Return
Fund                              1-Year      5-Year     10-Year
----------------------------------------------------------------

Equity Fund                        48.85%      24.97%(1)   N/A
Small Cap Equity Fund              31.65%      24.33%(2)   N/A
Small Cap II Fund                 45.65%(3)        N/A     N/A
International Equity Fund           8.95%       8.60%(4)   N/A

(1) Equity Fund commenced operations on June 2, 1991.
(2) Small Cap Fund commenced operations on September 1, 1990.
(3) Small Cap II Fund commenced operations on December 23, 1996.
(4) International Equity Fund commenced operations on December 8, 1988.

   These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.

   In addition to average annual return quotations, the Funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Equity Fund
Quarter/Year              Net      Gross
-------------------------------------------

1Q91                     16.30%   16.50%
2Q91                     (2.76)   (2.53)
3Q91                      6.15     6.42
4Q91                     11.09    11.34
1991                     36.36    34.62
1Q92                     (2.77)   (2.52)
2Q92                     (2.63)   (2.38)
3Q92                      4.03     4.28
4Q92                     11.20    10.74
1992                      9.52     9.52
1Q93                      7.71     7.91
2Q93                      2.76     2.96
3Q93                      6.64     6.84
4Q93                      2.34     2.54
1993                     20.79    21.72
1Q94                     (2.30)   (2.13)
2Q94                     (3.14)   (2.96)
3Q94                      3.22     3.40
4Q94                     (1.50)   (1.33)
1994                     (3.78)   (3.10)
1Q95                      8.76     8.93
2Q95                     11.10    11.28
3Q95                      9.56     9.74
4Q95                      3.90     4.09
1995                     37.55    38.46
1Q96                      6.84     6.99
2Q96                      2.69     2.87
3Q96                      4.96     5.17
4Q96                     10.16    10.33
1996                     26.84    27.71
1Q97                      1.17     1.36
2Q97                     17.62    17.81
3Q97                     13.55    13.74
1997(1)                  35.13    35.81

(1) Information is presented for the first nine months of the calendar year.

Small Cap Fund
Quarter/Year              Net     Gross
------------------------------------------

1Q91                     28.41%   28.68%
2Q91                      2.87     3.12
3Q91                     12.58    12.73
4Q91                     10.74    10.94
1991                     64.71    65.95
1Q92                      3.16     3.38
2Q92                    (12.15)  (11.92)
3Q92                      7.23     7.52
4Q92                     12.91    13.20
1992                      9.74    10.83
1Q93                      0.62     0.84
2Q93                      3.45     3.70
3Q93                     14.45    14.67
4Q93                      7.63     7.83
1993                     28.21    29.30
1Q94                     (3.48)   (3.29)
2Q94                     (4.39)   (4.19)
3Q94                      5.90     6.11
4Q94                     (1.42)   (1.22)
1994                     (3.66)   (2.88)
1Q95                      6.03     6.22
2Q95                      2.55     2.73
3Q95                     16.17    16.36
4Q95                      2.80     2.98
1995                     29.83    30.77
1Q96                      6.60     6.80
2Q96                     10.27    10.47
3Q96                     (2.98)   (2.80)
4Q96                     (2.91)   (3.11)
1996                     17.36    18.24
1Q97                    (12.33)  (12.16)
2Q97                     20.87    21.08
3Q97                     20.72    20.92
1997(1)                  27.92    28.60

(1) Information is presented for the first nine months of the calendar year.

Small Cap II Fund
Quarter/Year              Net     Gross
------------------------------------------

4Q96                      1.90%    1.90%
1Q97                     (8.73)   (8.73)
2Q97                     27.80    27.80
3Q97                     22.55    22.55
1997(1)                  42.94    42.94

(1) Information is presented for the first nine months of the calendar year.

International Equity Fund
Quarter/Year              Net     Gross
------------------------------------------

1Q89                     (0.75)   (0.05)%
2Q89                      1.16     1.25
3Q89                     11.97    12.37
4Q89                      5.67     5.70
1989                     18.79    20.20
1Q90                     (0.10)    0.29
2Q90                      5.81     6.21
3Q90                    (18.32)  (17.92)
4Q90                      4.90     5.31
1990                     (9.44)   (7.93)
1Q91                      6.65     6.96
2Q91                     (3.03)   (2.70)
3Q91                      6.77     7.12
4Q91                      1.18     1.64
1991                     11.73    13.31
1Q92                     (5.09)   (4.75)
2Q92                      0.62     1.05
3Q92                     (5.20)   (4.03)
4Q92                     (0.55)   (0.16)
1992                      0.95     0.55
1Q93                      7.23     7.57
2Q93                      3.11     3.48
3Q93                      8.45     8.77
4Q93                     15.32    15.64
1993                     38.27    40.01
1Q94                     (5.87)   (5.57)
2Q94                     (0.06)    0.22
3Q94                      2.84     3.17
4Q94                     (3.87)   (3.59)
1994                     (6.99)   (5.83)
1Q95                     (5.07)   (4.78)
2Q95                      2.57     2.86
3Q95                      2.41     2.68
4Q95                      2.31     2.68
1995                      2.01     3.26
1Q96                      2.38     2.51
2Q96                      4.89     5.02
3Q96                     (1.15)   (1.03)
4Q96                      1.22     1.34
1996                      7.44     7.97
1Q97                     (1.72)   (1.60)
2Q97                     11.85    12.12
3Q97                     (2.08)   (1.83)
1997(1)                   7.65     8.37

(1) Information is presented for the first nine months of the calendar year.

   These performance quotations should not be considered as representative of a Fund's performance for any specified period in the future. Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Small Cap Fund and Small Cap II Fund may compare their performances to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, the Russell 2000 Growth Index, which is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth, and the S&P 500 Index. The International Equity Fund may compare its performance to Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE"). The EAFE Index is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in European, Australian and Far Eastern securities markets and is based on month-end market capitalization. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

   The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis, Hanlon, Stuehr and Martin, and Mdmes. Banfield, Herrmann, Broccoli, Walcott-Abramson and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolios and the Fund's investment advisers.

Name, Address and Date of Birth                 Position Held                       Principal Occupation
                                                 With Trust                          During Past 5 Years
------------------------------------------------------------------------------------------------------------------------

Barr Clayson, 7/29/35                Vice President and Trustee         Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                 Standish, Ayer & Wood, Inc.;
One Financial Center                                                   Chairman and Director, Standish International;
Boston, MA 02111                                                             Management Company, L.P.; Director,
                                                                                       CareGroup, Inc.

Samuel C. Fleming, 9/30/40                         Trustee                          Chairman of the Board
c/o Decision Resources, Inc.                                                    and Chief Executive Officer,
1100 Winter Street                                                       Decision Resources, Inc.; Trustee, Cornell
                                                                            University; Director, CareGroup, Inc.
Waltham, MA 02154

Benjamin M. Friedman, 8/5/44                       Trustee                          William Joseph Maier
c/o Harvard University                                                         Professor of Political Economy,
Cambridge, MA 02138                                                                  Harvard University

John H. Hewitt, 4/11/35                            Trustee                Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                                 Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                               and New Hampshire

*Edward H. Ladd, 1/3/38                  Trustee and Vice President          Chairman of the Board and Managing
c/o Standish, Ayer & Wood, Inc.                                             Director, Standish, Ayer & Wood, Inc.
One Financial Center                                                         Director of Standish International
Boston, MA 02111                                                                  Management Company, L.P.

Caleb Loring III, 11/14/43                         Trustee                    Trustee, Essex Street Associates
c/o Essex Street Associates                                                   (family investment trust office);
P.O. Box 5600                                                            Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

Name, Address and Date of Birth                 Position Held                       Principal Occupation
                                                 With Trust                          During Past 5 Years
------------------------------------------------------------------------------------------------------------------------

*Richard S. Wood, 5/21/54                   President and Trustee                Vice President, Secretary,
c/o Standish, Ayer & Wood, Inc.                                                    and Managing Director,
One Financial Center                                                            Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                           Executive Vice President and Director,
                                                                       Standish International Management Company, L.P.

James E. Hollis III, 11/21/48             Executive Vice President              Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                  Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56               Vice President and Secretary         Senior Fund Administration Manager,
c/o Standish, Ayer & Wood, Inc.                                                  Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Paul G. Martins, 3/10/56                       Vice President               Vice President of Finance, Standish,
c/o Standish, Ayer & Wood, Inc.                 and Treasurer      Ayer & Wood, Inc. since October 1996; formerly Senior
One Financial Center                                                Vice President, Treasurer and Chief Financial Officer
Boston, MA  02111                                                        of Liberty Financial Bank Group (1993-95);
                                                                            prior to 1993, Corporate Controller,
                                                                                The Berkeley Financial Group

Beverly E. Banfield, 7/6/56                    Vice President                Vice President, Associate Director
c/o Standish, Ayer & Wood, Inc.                                                    and Compliance Officer,
One Financial Center                                                            Standish, Ayer & Wood, Inc.;
Boston, MA 02111

Lavinia B. Chase, 6/4/46                       Vice President              Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                  Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                    Vice President                    Vice President and Manager,
c/o Standish, Ayer & Wood, Inc.                                                  Standish, Ayer & Wood, Inc.
One Financial Center                                                            since December 1995; formerly
Boston, MA  02111                                                        Vice President, Scudder, Stevens and Clark

David C. Stuehr, 3/1/58                        Vice President                   Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                  Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Sarah Walcott-Abramson, 12/9/65                Vice President                    Compliance Administrator,
c/o Standish, Ayer & Wood, Inc.                                                  Standish, Ayer & Wood, Inc.
One Financial Center                                                     since October 1993; Compliance Specialist,
Boston, MA 02111                                                                 Scudder, Stevens and Clark


Kathleen M. Broccoli, 4/13/65                  Vice President                   Vice President and Manager,
c/o Standish, Ayer & Wood, Inc.                                                     Portfolio Accounting
One Financial Center                                                             Standish, Ayer & Wood, Inc.
Boston, MA 02111

Name, Address and Date of Birth                 Position Held                       Principal Occupation
                                                 With Trust                          During Past 5 Years
------------------------------------------------------------------------------------------------------------------------

Thomas J. Hanlon, 9/25/60                      Vice President                   Vice President and Manager,
c/o Standish, Ayer & Wood, Inc.                                                 Trade Settlement and Pricing
One Financial Center                                                             Standish, Ayer & Wood, Inc.
Boston, MA 02111

Rosalind J. Lillo, 2/6/38                      Vice President                   Broker/Dealer Administrator,
c/o Standish, Ayer & Wood, Inc.                                               Standish, Ayer & Wood, Inc. since
One Financial Center                                                       October 1995; Compliance Administrator,
Boston, MA 02111                                                                New England Securities Corp.

Gigi K. Szekely, 5/8/67                        Vice President                  Manager, Client Communications,
c/o Standish, Ayer & Wood, Inc.                                                  Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

   * Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

   Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Adviser during the fiscal year ended September 30, 1997, except that certain Trustees and officers who are directors and shareholders of Standish, may from time to time, purchase additional shares of common stock of Standish.

   The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's Trustees as of the Funds' fiscal years ended September 30, 1997:

                      Aggregate Compensation from the Funds
                                                                                                  Pension or
                                                                                                  Retirement
                                                                                                   Benefits
                                                                                                  Accrued as     Total Compensation
                                                   Small             Small                          Part of        from Funds and
                                     Equity   Capitalization    Capitalization    International     Funds'       Portfolio and Other
Name of Trustee                      Fund**    Equity Fund**   Equity Fund II**    Equity Fund     Expenses       Funds in Complex*
------------------------------------------------------------------------------------------------------------------------------------
D. Barr Clayson                         $0            $0               $0                $0              $0                 $0
Samuel C. Fleming                   $2,538        $2,819             $753              $994              $0            $49,375
Benjamin M. Friedman                $2,538        $2,819             $753              $994              $0            $49,375
John H. Hewitt                      $2,634        $3,004             $754            $1,034              $0            $54,375
Edward H. Ladd                          $0            $0               $0                $0              $0                 $0
Caleb Loring, III                   $2,538        $2,819             $753              $994              $0            $49,375
Richard S. Wood                         $0            $0               $0                $0              $0                 $0

* As of the date of this Statement of Additional Information there were 22 funds in the fund complex. Total compensation is presented for the calendar year ended December 31, 1997.

** The Fund bears its pro rata allocation of Trustees' fees paid by its corresponding Portfolio to the Trustees of the Portfolio Trust.

Certain Shareholders

   Except as noted below for the Small Cap II Fund, at January 1, 1998, Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. The Trustees and Officers of the Trust as a group beneficially owned approximately 4% of the then outstanding shares of the Small Cap II Fund at that date. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any Fund except:

Equity Fund
                                               Percentage of
Name and Address                            Outstanding Shares
--------------------------------------------------------------------------------
Saturn & Co.                                        10%
FBO The Boston Home
P.O. Box 1537
Boston, MA  02205

Shipley Company, Inc.                               6%
455 Forest Street
Marlborough, MA 01752

Charles Schwab & Co., Inc.-Special Acct.            5%
101 Montgomery Street
San Francisco, CA 94104

National Financial Service                          5%
FBO Customers
One World Financial Center
200 Liberty Street
New York, NY 10281

Small Cap Fund
                                               Percentage of
Name and Address                            Outstanding Shares
--------------------------------------------------------------------------------
Pearl Sea & Co.                                     10%
State Street Bank & Trust Co.
200 Newport Avenue
N. Quincy, MA  02171

Bingham, Dana & Gould                               9%
Trust Department
150 Federal Street
Boston, MA 02110

Rosemount Aerospace Profit Sharing Plan             7%
Norwest Bank Minnesota, N.A. Trustee
733 Marquette Avenue MS 0036
Minneapolis, MN  55479

Hendrix College                                     5%
1601 Harkrider Street
Conway, AR  72032

Small Cap II Fund
                                               Percentage of
Name and Address                            Outstanding Shares
--------------------------------------------------------------------------------
Stephen Phillips Memorial                           21%
Charitable Trust Scholarship Foundation
P.O. Box 242
Salem, MA  01970

Hewitt Foundation, Inc.                             13%
230 Coram Avenue
Shelton, CT  06484

East Orange General Hospital                        9%
300 Central Avenue
East Orange, NJ 07019

Franklin Pierce College                             8%
P.O. Box 60
Rindge, NH 03461

The 82/84 Charitable Remainder                      7%
Trust U/A Saturn & Co.
P.O. Box 1537
Boston, MA  02205

Lowell Observatory                                  6%
1400 Mars Hill Road
Flagstaff, AZ 86001

The Shipley Family Foundation, Inc.                 5%
Nutter, McClennen & Fish
One International place
Boston, MA  02110

Berman & Simmon 401K PSP/MPP                        5%
Acadia Trust
511 Congress Street
Portland, ME  04101

International Equity Fund
                                               Percentage of
Name and Address                            Outstanding Shares
--------------------------------------------------------------------------------
Town of Wellesley Contributory                      11%
Olsen & Co.
P.O. Box 92800
Rochester, NY  14692

Allendale Mutual Insurance Co.                      10%
P. O. Box 7500
Johnston, RI 02919

Keystone Powdered Metal Company                     9%
Nations Bank of Texas
P.O. Box 831575
Dallas, Tx 75283

Lumber Mutual Insurance                             9%
One Speen Street
Framingham, MA 01701

First Union National Bank                           8%
Cannon Foundation
a/c# 1028851439
401 S. Tryon St. CMG 1151
Charlotte, NC  28288

Trustees of Reservations                            5%
572 Essex Street
Beverly, MA  01915

Bingham Dana & Gould                                5%
Trust Department
150 Federal Street
Boston, MA  02110

Investment Adviser

   Standish serves as the adviser to the Equity Portfolio, Small Cap Portfolio and Small Cap II Portfolio pursuant to written investment advisory agreements. Prior to the close of business on May 3, 1996, Standish managed directly the assets of the Equity and Small Capitalization Funds pursuant to investment advisory agreements. These agreements were terminated by Equity and Small Capitalization Funds on such date subsequent to the approval by the Funds' shareholders on March 29, 1996 to implement certain changes in the Funds' investment restrictions which enable the Funds to invest all of their investable assets in the Equity Portfolio and Small Capitalization Portfolio, respectively. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

   The following, constituting all of the Directors and all of the shareholders of Standish, are Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, D. Barr Clayson, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria
D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, Ralph S. Tate, Michael W. Thompson and Richard S. Wood.

   SIMCO serves as investment adviser to the International Equity Fund pursuant to an investment advisory agreement. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partner, who holds a 0.01% interest in SIMCO, is D. Barr Clayson, Chairman of the Board and a Vice President of SIMCO and a Managing Director and a Vice President of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, a Vice President and Managing Director of Standish and the President of the Trust, is the Executive Vice President of SIMCO.

   Certain services provided by the Adviser under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolios or the International Equity Fund for any costs incurred. In addition to those services, the Adviser provides the International Equity Fund (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the Adviser is paid a fee based upon a percentage of the International Equity Fund's or the applicable Portfolio's average daily net asset value computed as set forth below.
The advisory fees are payable monthly.

                                    Contractual Advisory Fee Rate
                                        (as a percentage of
Fund                                  average daily net assets)
--------------------------------------------------------------------------------
Equity Portfolio                                0.50%
Small Cap Portfolio                             0.60%
Small Cap II Portfolio                          0.60%
International Equity Fund                       0.80%

   During the last fiscal year ended September 30, 1997 and the previous two fiscal years ended December 31, 1996 and 1995, the Funds and the Portfolios paid advisory fees in the following amounts:

Fund                              1995         1996          1997
--------------------------------------------------------------------------------
Equity Fund                     $555,164     $163,530(1)      N/A
Equity Portfolio                   N/A       $345,301(2)   $493,202
Small Cap Fund                  $871,829     $396,796(1)      N/A
Small Cap Portfolio                N/A       $920,742(2)  $1,051,872
Small Cap II Fund                  N/A          0(3)          N/A
Small Cap II Portfolio             N/A          0(3)           0(3)
International Equity Fund       $704,283      $7,841(4)    $300,055(4)

----------
(1) Equity Fund and Small Capitalization Fund were converted to the master/feeder fund structure on May 3, 1996 and do not pay directly advisory fees after that date. Each such Fund bears its pro rata allocation of its corresponding Portfolio's expenses, including advisory fees.

(2) The Equity Portfolio and Small Capitalization Portfolio commenced operations on April 26, 1996.

(3) The Small Capitalization Equity II commenced operations on December 23, 1996. The Adviser voluntarily agreed not to impose its advisory fee for the period through December 31, 1996 and for the fiscal year ended September 30, 1997 in the amounts of $62 and $10,209, respectively.

(4) For the fiscal years ended September 30, 1997 and December 31, 1996, the Adviser voluntarily agreed not to impose a portion of its fees for the International Equity Fund in the amounts of $215,367 and $402,258, respectively.

   The Adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Equity Fund, Small Cap Fund, Small Cap II Fund and International Equity Fund to 0.70%, 0.74%, 0.00% and 1.00%, respectively, of the applicable Fund's average daily net assets. The International Equity Fund was subject to a different voluntary expense limitations prior to April 1, 1997. Standish may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the Adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

   Pursuant to the investment advisory agreements, each Portfolio and the International Equity Fund bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, and the International Equity Fund and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

   Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the International Equity Fund or the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio

Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the International Equity Fund or the applicable Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

   In an attempt to avoid any potential conflict with portfolio transactions for the International Equity Fund and the Portfolios, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the International Equity Fund and its shareholders, and the Portfolios and their investors, come before those of the Adviser and its employees.

Administrator of the Fund

   Standish also serves as the administrator ("Fund Administrator") to the Equity Fund, Small Cap Fund and Small Cap II Fund pursuant to written administration agreements with the Trust on behalf of these Funds. Certain services provided by the Fund Administrator under the administration agreements are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. Each of the Equity Fund, Small Cap Fund and Small Cap II Fund's administration agreements can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio

   IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to each of the Portfolios (the "Portfolio Administrator") pursuant to written administration agreements with the Portfolio Trust on behalf of each Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from each Portfolio in the amount of $7,500 annually. The Portfolios' administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds

   Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                              REDEMPTION OF SHARES

   Detailed information on redemption of shares is included in the Prospectus. In addition to Standish Fund Distributors and other agents of the Trust, each Fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of Fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of Fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by a Fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the appropriate Fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

   The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.

   The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. Each Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the applicable Fund is permitted to redeem in-kind or except in the event the applicable Fund completely withdraws its interest from the Portfolio.

                             PORTFOLIO TRANSACTIONS

   The Adviser is responsible for placing the International Equity Fund's and each Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the International Equity Fund and the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the International Equity Fund and the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the International Equity Fund and the Portfolios effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the International Equity Fund and the Portfolios under the investment advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

   The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the International Equity Fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the International Equity Fund or a Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                                         Aggregate Brokerage
                                   Commissions Paid by the Fund or
                                        portfolio transactions
Fund/Portfolio                      1995         1996          1997
--------------------------------------------------------------------------------
Equity Fund(1)                    $416,680      $80,855         N/A
Equity Portfolio(3, 5)                         $148,871      $294,686
Small Cap Fund(1)                 $859,777     $162,096         N/A
Small Cap Portfolio(3)                         $255,346      $247,090
Small Cap II Fund(2)                 N/A          N/A           N/A
Small Cap II Portfolio(4)            N/A        $3,480        $12,384
International Equity Fund         $439,738     $286,838      $608,296

(1) The Fund was converted to the master-feeder structure on May 3, 1996 and does not directly pay brokerage commissions after that date. The Fund bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.

(2) The Fund is a Feeder Fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.

(3) The Portfolio commenced operations on May 3, 1996.

(4) The Portfolio commenced operations on December 23, 1996.

(5) At September 30, 1997, the Equity Portfolio held the following amounts of securities of its regular brokers or dealers: Bear Stearns Co., Inc. $2,138,620.

                             DETERMINATION OF NET ASSET VALUE

   Each Fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which, in the case of the Equity Fund, Small Cap Fund and Small Cap II Fund will be represented by the Fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.

   The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Equity, Small Cap and Small Cap II Funds is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the NYSE on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of the close of regular trading on the NYSE on the following Business Day.

   Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotation are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

   Money market instruments with less than sixty days remaining to maturity when acquired by a Fund or Portfolio are valued on an amortized cost basis. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Trust or the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

   Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees of the Trust or the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

   Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.

   Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Equity, Small Capitalization and Small Capitalization II Funds invest all of their investible assets in other open-end investment companies.

   All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

   Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

   Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

   Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust, which like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

   Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

   Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

   Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Equity Fund, Small Cap Fund and Small Cap II Fund invest their assets in the Equity, Small Cap and Small Cap II Portfolios, respectively, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding Fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding Fund, each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding Fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the Fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Equity Fund, Small Cap Fund and Small Cap II Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

   Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

   Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the applicable provisions of federal law incorporated in Massachusetts law, they will also not be required to pay any Massachusetts income tax.

   Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. (Disclose amounts and expiration dates of any existing loss carry forwards.)

   Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's or a Portfolio's ability to enter into futures, options or currency forward transactions.

   Certain options, futures or currency forward transactions undertaken by a Fund or a Portfolio may cause the Fund or Portfolio to recognize gains or losses from marking to market even though the Fund's or Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by the International Equity Fund or realized by a Portfolio and allocable to the corresponding Fund. Additionally, a Fund or Portfolio may be required to recognize gain if an option, future, forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund or Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

   The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a Fund or Portfolio will account for these instruments in a manner that is intended to allow the Funds to continue to qualify as regulated investment companies.

   In some countries, restrictions on repatriation may make it difficult or impossible for a Fund or Portfolio to obtain cash corresponding to its earnings from such countries which may cause a Fund to have difficulty obtainings cash necessary to satisfy tax distribution requirements.

   Foreign exchange gains and losses realized by a Portfolio and the International Equity Fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolios' or the International Equity Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.

   Each Portfolio and the International Equity Fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets (in the case of a Fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolios are such that each Fund that invests in a Portfolio expects that it generally will not meet this 50% requirement, shareholders of each such Fund generally will not directly take into account the foreign taxes, if any, paid by the corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute.

   The International Equity Fund may meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

   If the International Equity Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the International Equity Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the International Equity Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

   If a Portfolio or the International Equity Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rent, royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the relevant Fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Portfolios and the International Equity Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

   Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the 1997 TRA that (subject to possible modification by future "technical corrections" legislation) enables each Fund to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. Each Fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its distributions from its long-term capital gains in accordance with this and any future guidance. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

   For purposes of the dividends received reduction available to corporations, dividends received by a Portfolio and allocable to its corresponding Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, extending before and after each dividend and distributed and designated by the Fund may be treated as qualifying dividends. The International Equity Fund is unlikely to earn a substantial amount of qualifying dividends, but the Portfolios' dividend income, if any, probably will generally qualify for this deduction. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

   Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

   At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio (or share of a Portfolio's portfolio). Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

   Upon a redemption or other disposition of shares of a Fund, in a transaction that is treated as a sale for tax purposes a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department regulations, announcements or other guidance issued to implement the 1997 TRA may contain rules for determining different tax rates applicable to sales of Fund shares held for more than one year, more than 18 months, and (for certain sales after the year 2000 or the year 2005) more than five years. These regulations may also modify some of the provisions described above.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

   The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of a Feeder Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

   Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Funds.

                             ADDITIONAL INFORMATION

   The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS

   Except as noted in the next sentence, each Fund's financial statements contained in the 1997 Annual Reports of the Funds have been audited by Coopers & Lybrand L.L.P., independent accountants, and are incorporated by reference into and attached to this Statement of Additional Information. Financial highlights of Equity Fund, International Equity Fund and Small Cap Fund for periods from commencement of operations through December 31, 1992 were audited by Deloitte & Touche, LLP, independent auditors. The Equity Portfolio, Small Cap and Small Cap II Portfolio's financial statements contained in their corresponding Fund's 1997 Annual Report have been audited by Coopers & Lybrand, P.O. Box 219, Grand Cayman, Grand Cayman Islands, BWI, an affiliate of Coopers & Lybrand L.L.P.


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                                       27
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                                [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                    Financial Statements for the Period Ended
                               September 30, 1997


                                     [LOGO]

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statement for the Standish Small Cap Fund II. Please note that it is a nine-month reporting period for the fiscal year ended September 30, 1997, as the fund has changed its fiscal year end from December to September in order to streamline our reporting process.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. the firm remains independent and is owned by investment professionals active in the operation of the business.

During the nine months ended September 30, 1997, the financial markets have generally registered very positive rates of return. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 29.64% and 23.02%, respectively. Foreign equity markets, as benchmarked by the Morgan Stanley Capital International Index, have lagged behind these strong domestic returns with a return of 10.42%.

During the year ended September 30, 1997, we at Standish have continued to add resources to both investment research and shareholder servicing. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                        Management Discussion & Analysis

The strong performance in small cap stocks which began with a bang in May has continued to date. We are pleased to report that 1997 is turning out to be an excellent year for small cap stocks after all. For the period from January 1 through September 30, the Standish Small Capitalization Equity Fund II gained 42.94%, compared to a gain of 23.02% for the Russell 2000 Growth Index, and a gain of 26.61% for the Russell 2000 Index.

Small caps had been performing poorly for the past four years, with some notable sharp rallies as exceptions. Currently, there is some evidence that the tone of the market is more favorable for these stocks. The key to this shift apparently is in earnings and valuation. Small caps have been improving in terms of earnings growth and propensity to positively surprise analysts' estimates. In addition, their price/earnings multiples on average compare well to those of large cap stocks. Large cap stock earnings are more in question now because of the age of this business cycle and the challenge of repatriating foreign earnings that must be translated into a very strong U.S. currency. Large cap valuations appear extended, and it may be that investors are taking some profits and marginally gravitating to small cap stocks. It would take very little increased attention from institutional managers to have a noticeable impact on small cap stocks. In a marketplace which has been very generous to shareholders, we believe that the best part of this cycle has been experienced, but prospects for small caps are still good for the longer term.

The first nine months of 1997 has been again a volatile period for small cap stocks. After a strong January the stocks languished badly through April, with a very strong rally beginning in May and continuing to date. Our investments are oriented toward rapidly growing, high quality companies at the smaller end of the small cap spectrum, and this has presented a performance challenge for the last two years. In recent months smallness seems to have ceased as a negative. Also this has been a better year for value investors compared to growth, and we are decidedly in the higher growth camp. This past trend again has moderated in recent months. Our most important value-addition this year has been from stock selection, while our sector emphasis a neutral influence. While we were helped by growth sector emphasis in technology in particular, it was offset by the strong performance in financial stocks, and more recently in the traditionally cyclical industries; areas in which we typically have very few investments. As a reminder, our high growth orientation leads us to heavier commitments in the technology, medical, and business services sectors, with comparatively fewer investments in the slower growth areas of the economy. We generally seek to invest in the highest quality companies, and we select stocks based on earnings and margin dynamics, business position analysis, and an evaluation of management.

We are very pleased to announce the addition of Jonathan Stone to the Standish Small Cap Team. Jonathan joins Drew Beja, Melissa Dane and me after several years as an effective and distinguished analyst with a regional research and brokerage firm where he covered technology stocks. He is an experienced, seasoned analyst who has already had considerable impact in stock selection as well as portfolio management. He is clearly an important addition to our capabilities.

In closing, it is important to remind you of the volatility of small cap investments, where we do not expect a diminution of this volatility in the future. We remain, however, optimistic about the outlook for small cap stocks and view the category as having important potential over the long term. We are very appreciative of your support and thank you for your interest in the Standish Small Capitalization Equity Fund II.

Sincerely,


/s/ Nicholas S. Battelle              /s/ Andrew L. Beja

Nicholas S. Battelle                  Andrew L. Beja

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

            Comparison of Change in Value of $100,000 Investment in
                            Standish Samll Fund II,
  the S&P 500 Index, the Russell 2000 Index, and the Russell 2000 Growth Index


                               [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                      Standish Small
                      Capitalization    Russell     S&P 500     Russell 2000
                      Equity Fund II   2000 Index    Index      Growth Index
                      --------------   ----------    -----      ------------
Inception  12/23/96       100000         100000      100000        100000
           12/31/96       101900         102020       99170        102396
            1/31/97       106850         104061      105369        104954
            2/28/97        98950         101538      106195         98616
            3/31/97        93000          96746      101831         91656
            4/30/97        93900          97016      107901         90593
            5/31/97       110800         108814      114472        104209
            6/30/97       108850         112439      119600        107742
            7/31/97       126500         117668      129120        113258
            8/31/97       131550         120362      121890        116656
            9/30/97       145651         129173      128569        125965

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
   Investment in Standish Small Capitalization Equity Portfolio II
      ("Portfolio"), at value (Note 1A)                                                                  $ 6,296,360
   Receivable for Fund shares sold                                                                            38,400
   Other assets                                                                                                  700
                                                                                                         -----------
       Total assets                                                                                        6,335,460

Liabilities
   Distribution payable                                                              $       167
   Payable to investment advisor (Note 3)                                                  8,285
   Accrued accounting, custody and transfer agent fees                                     5,111
   Accrued expenses and other liabilities                                                  8,339
                                                                                     -----------

       Total liabilities                                                                                      21,902
                                                                                                         -----------
Net Assets                                                                                               $ 6,313,558
                                                                                                         ===========
Net Assets consist of:
   Paid-in capital                                                                                       $ 5,010,315
   Accumulated net realized gain                                                                             129,163
   Undistributed net investment income                                                                         6,541
   Net unrealized appreciation                                                                             1,167,539
                                                                                                         -----------
       Total Net Assets                                                                                  $ 6,313,558
                                                                                                         ===========

Shares of beneficial interest outstanding                                                                    216,818
                                                                                                         ===========

Net Asset Value, Offering and Redemption Price Per Share
   (Net assets/Shares outstanding)                                                                       $     29.12
                                                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                                                      For the period
                                                                                                    December 23, 1996
                                                                                 Nine Months         (commencement of
                                                                                    Ended             operations) to
                                                                              September 30, 1997    December 31, 1997
                                                                             --------------------- ---------------------
Investment Income (Note 1B)
   Dividend income allocated from Portfolio                                       $     1,471             $    --
   Interest income allocated from Portfolio                                             7,017                 198
                                                                                  -------------           -------
       Net investment income from Portfolio                                             8,488                 198

Expenses
   Registration fees                                                                   28,950                  --
   Accounting, custody and transfer agent fees                                         18,413                 672
   Legal and audit services                                                            13,463               6,790
   Miscellaneous                                                                          813                 126
                                                                                  -----------            --------
       Total expenses                                                                  61,639               7,588

Deduct:
   Reimbursement of Fund operating expenses                                           (61,639)             (7,588)
                                                                                                          -------
       Net expenses                                                                        --                  --
                                                                                  -----------             -------
          Net investment income                                                         8,488                 198
                                                                                  -----------             -------

Realized and Unrealized Gain
   Net realized gain allocated from Portfolio on:
       Investment security transactions                                               129,163                  --
                                                                                  -----------            --------
          Net realized gain                                                           129,163                  --

   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
       Investment securities                                                        1,158,569               8,970
                                                                                  -----------             -------
          Change in net unrealized appreciation (depreciation)                      1,158,569               8,970
                                                                                  -----------             -------
       Net realized and unrealized gain on investments                              1,287,732                  --
                                                                                  -----------             -------

Net increase in net assets resulting from operations                              $ 1,296,220             $ 9,168
                                                                                  ===========            ========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            For the period
                                                                                          December 23, 1996
                                                              Nine Months                  (commencement of
                                                                 Ended                      operations) to
                                                          September 30, 1997              December 31, 1996
                                                       --------------------------      -------------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                     $    8,488                       $    198
   Net realized gain                                            129,163                             --
   Change in net unrealized appreciation
      (depreciation)                                          1,158,569                          8,970
                                                             ----------                      ---------
      Net increase in net assets from operations              1,296,220                          9,168
                                                             ----------                      ---------

Distributions to Shareholders
   From net investment income                                    (2,145)                            --
                                                             ----------                      ---------


Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                           5,177,545                        475,000
   Net asset value of shares issued to shareholders
      in payment of distributions declared                        1,978                             --
   Cost of shares redeemed                                     (644,208)                            --
                                                             ----------                      ---------
   Increase in net assets from Fund share
      transactions                                            4,535,315                        475,000
                                                             ----------                      ---------
       Net increase in net assets                             5,829,390                        484,168

Net Assets
   At beginning of period                                       484,168                             --
                                                             ----------                      ---------

   At end of period (including undistributed net
      investment income of $6,541 and $198,
      respectively)                                          $6,313,558                        484,168
                                                             ==========                      =========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                Nine Months                  For the period
                                                                   Ended                   December 23, 1996
                                                             September 30, 1997       (commencement of operations)
                                                                 (Note 1E)                to December 31, 1996
                                                           --------------------     -------------------------------
Net asset value, beginning of period                               $20.39                       $20.00
                                                                   ------                      -------
Income from operations:
   Net investment income *                                           0.03                           --
   Net realized and unrealized gain on investments                   8.71                         0.39
                                                                   ------                      -------
Total from investment operations                                     8.74                         0.39
                                                                   ------                      -------
Less distributions declared to shareholders
   From net investment income                                       (0.01)                          --

   Net asset value, end of period                                  $29.12                       $20.39
                                                                   ======                      =======

Total return                                                        42.94%                       --(1)

Ratios (to average daily net assets)/Supplemental Data
   Net assets, end of period (000's omitted)                       $6,314                       $  484
   Expenses * (2)                                                    0.00%+                      --(1)
   Net investment income * (2)                                       0.49%+                      --(1)

* For the nine months ended September 30, 1997 and for the period December 23, 1996 (commencement of operations) to December 31, 1996, the investment adviser waived its investment advisory fee for the Portfolio and reimbursed the Portfolio and Fund for all of its operating expenses. If this voluntary action had not been taken, the net invesment income per share and the ratios would have been:

   Net investment loss per share                                   $(0.25)                       --(1)
   Ratios (to average daily net assets):
      Expenses (2)                                                   3.56%+                      --(1)
      Net investment income                                         (3.07)%+                     --(1)

----------
(1)Amounts are not meaningful due to the short period of operations.
(2)Includes the Fund's share of the Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period December 23, 1996 (commencement of operations) to December 31, 1996.
+  Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund II (the "Fund") is a separate diversified investment series of the Trust.

         The Fund invests all of its investable assets in the interests of Standish Small Capitalization Equity Portfolio II (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

         The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations-

         The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

         B.  Securities transactions and income-

         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

         C.  Federal taxes-

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         D.  Other-

         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

         E.  Change in fiscal year end-

         The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Fund from December 31 to September 30, effective September 30, 1997.

(2)      Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in

                     Standish, Ayer & Wood Investment Trust
                  Standish Small Capitalization Equity Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)      Investment Advisory Fee:

         The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer, & Wood, Inc. ("SA&W") for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the nine month period ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, SA&W voluntarily agreed to waive and/or reimburse all operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses). This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, for the nine months ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, SA&W voluntarily reimbursed the Fund for its operating expenses in the amount of $61,639 and $7,588, respectively. The Trust pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)      Investment Transactions:

         Increases and decreases in the Fund's investment in the Portfolio for the nine months ended September 30, 1997 aggregated $5,257,507 and $741,535, respectively. For the period December 23, 1996 to December 31, 1996, increases and decreases in the Fund's investment in the Portfolio aggregated $475,000 and $0, respectively.

(5)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                           For the Period
                                                                                            December 23,
                                                                                               1996
                                                                                          (commencement of
                                                                  Nine Months Ended        operations) to
                                                                  September 30, 1997      December 31,1996
                                                                  -------------------    -------------------
           Shares sold..........................................              222,940                 23,750
           Shares issued to shareholders in payment of
              distributions
              declared..........................................                   69                      0
           Shares redeemed......................................              (29,941)                     0
                                                                  -------------------    -------------------
           Net increase/(decrease)..............................              193,068                 23,750
                                                                  ===================    ===================

         At September 30, 1997, the Fund had three shareholders of record owning approximately 30%, 13% and 12% of the Fund's outstanding voting shares.

                          Report of Independent Accountants

         To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund II:

         We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II (the "Fund"), as of September 30, 1997, and the related statements of operations, the statements of changes in net assets and financial highlights for the nine months ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II as of September 30, 1997, and the results of its operations, changes in its net assets and financial highlights for the nine months ended Sepember 30, 1997, and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.


         Coopers & Lybrand L.L.P.
         Boston, Massachusetts
         November 11, 1997

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------


                                                                                                           Value
Security                                                                                 Shares          (Note 1A)
-----------------------------------------------------------------------------------------------------------------------

EQUITIES -- 99.6%

Capital Goods -- 5.9%
BDM International, Inc.*                                                                  1,800         $     45,225
Comfort Systems USA, Inc.*                                                                3,700               70,763
Hagler Bailly*                                                                              500               12,688
Power-One, Inc.*                                                                          1,300               18,200
Service Experts, Inc.*                                                                    2,000               54,125
Tetra Technologies, Inc.*                                                                 3,000               69,375
Trailer Bridge, Inc.*                                                                     4,000               53,000
Triumph Group, Inc.*                                                                      1,400               46,813
                                                                                                        ------------
                                                                                                             370,189
                                                                                                        ------------

Consumer Stable -- 9.9%
800-Jr Cigar, Inc.*                                                                       3,200              111,999
Arbor Drugs, Inc.                                                                         2,600               60,450
Aviation Sales Co.*                                                                       2,600               78,650
General Cigar Holdings, Inc.*                                                             2,300               66,413
Hughes Supply, Inc.                                                                       2,650               79,997
Performance Food Group Co.*                                                               3,800               96,899
Robert Mondavi Corp.,  Class A*                                                           1,100               60,225
Suiza Foods Corp.*                                                                        1,300               66,950
                                                                                                        ------------
                                                                                                             621,583
                                                                                                        ------------

Early Cyclical -- 1.8%
Aftermarket Technology, Inc.*                                                             3,000               71,250
Hospitality Worldwide Services*                                                           3,000               39,375
                                                                                                        ------------
                                                                                                             110,625
                                                                                                        ------------

Energy -- 11.0%
Cal Dive International, Inc.*                                                             3,900              145,274
Friede Goldman Intl, Inc.*                                                                2,100              125,999
Global Industries Ltd.*                                                                   2,300               91,712
Halter Marine Group, Inc.*                                                                2,100              101,587
Hvide Marine, Inc.*                                                                       2,600               83,200
Newpark Resources, Inc.*                                                                  1,200               47,175
Patterson Energy, Inc.*                                                                   1,900               99,512
                                                                                                        ------------
                                                                                                             694,459
                                                                                                        ------------

Financial -- 3.1%
American Capital Strategies*                                                                300                6,000
E Trade Group, Inc.*                                                                      2,000               93,999
Greater Bay Bancorp.                                                                      2,300               98,612
                                                                                                        ------------
                                                                                                             198,611
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                  Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                 Shares          (Note 1A)
-----------------------------------------------------------------------------------------------------------------------

Growth Cyclical -- 12.3%
Alliance Gaming Corp.*                                                                   12,600         $     83,475
Apple South, Inc.                                                                         4,400               84,700
Atria Communities, Inc.*                                                                  3,700               66,600
Central Garden & Pet Co.*                                                                 2,000               61,500
Coach USA, Inc.*                                                                          2,900               87,181
Gadzooks, Inc.*                                                                           3,500               73,500
North Face, Inc.*                                                                           700               18,813
Rainforest Cafe, Inc.*                                                                    1,300               41,925
Regal Cinemas*                                                                            2,000               53,750
Scientific Games Holdings Corp.*                                                          2,700               58,725
Sonic Corp.*                                                                                600               16,800
Sunrise Assisted Living, Inc.*                                                              700               25,288
Travel Services, Inc.*                                                                    1,700               35,275
Vans, Inc.*                                                                               4,200               67,200
                                                                                                        ------------
                                                                                                             774,732
                                                                                                        ------------

Health Care -- 14.3%
Affymetrix, Inc.*                                                                         1,100               50,600
Agouron Pharmaceuticals, Inc.*                                                              600               28,875
Genesis Health Ventures, Inc.*                                                              600               23,363
Guilford Pharmaceuticals, Inc.*                                                           1,800               53,100
Gulf South Medical Supply, Inc.*                                                          1,900               50,825
HCIA, Inc.*                                                                               2,700               36,450
Imnet Systems, Inc.*                                                                      2,300               61,813
Inhale Therapeutic Systems*                                                               2,400               75,300
Medic Computer Systems, Inc.*                                                             1,700               58,225
Neurogen Corp.*                                                                           2,900               78,300
Orthodontic Centers of America*                                                           2,400               48,000
Parexel International Corp.*                                                                300               11,850
Pharmaceutical Product Development*                                                       3,400               69,275
Physician Sales & Service*                                                                3,900               76,050
Sepracor, Inc.*                                                                           1,900               62,463
Specialty Care Network, Inc.*                                                             4,500               55,688
Vertex Pharmaceuticals, Inc.*                                                             1,600               60,400
                                                                                                        ------------
                                                                                                             900,577
                                                                                                        ------------

Services -- 17.1%
Abacus Direct Corp.*                                                                      1,400               44,975
American Radio Systems Corp.*                                                               700               33,338
Barrett Business Services, Inc.*                                                          3,600               60,300
BET Holdings, Inc.*                                                                       1,500               79,313
Central Parking Corp.                                                                     1,000               47,000

    The accompanying notes are an integral part of the financial statements.

                  Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                 Shares          (Note 1A)
-----------------------------------------------------------------------------------------------------------------------

Services (continued)
Compdent Corporation*                                                                     1,300         $     32,500
Computer Task Group, Inc.                                                                 1,200               50,325
Corporate Family Solutions*                                                                 200                3,375
Devry, Inc.*                                                                              1,600               47,800
Gray Communications Systems, Class B                                                      2,400               60,000
Harbinger Corp.*                                                                          1,500               54,563
Heftel Broadcasting Corp.*                                                                  800               60,600
Inspire Insurance Solutions*                                                              3,600               65,250
LCC International, Inc.*                                                                  2,300               50,313
Learning Tree International*                                                              1,500               42,938
M A R C, Inc.                                                                             3,000               71,250
Metzler Group, Inc.*                                                                      2,200               88,274
Pierce Leahy Corp.*                                                                       1,100               29,838
Scandinavian Broadcast Systems Corp.*                                                     2,400               57,600
Scholastic Corp.*                                                                         1,500               59,250
Wackenhut Corrections Corp.*                                                              1,200               37,200
                                                                                                        ------------
                                                                                                           1,076,002
                                                                                                        ------------

Technology -- 24.2%
Advanced Technology Material*                                                             2,700               99,224
Aehr Test Systems*                                                                        4,500               79,594
Asyst Technologies, Inc.*                                                                 1,000               44,406
Benchmark Electronics, Inc.*                                                              2,400               67,650
C. P. Clare Corp.*                                                                        4,200               82,950
CFM Technologies, Inc.*                                                                     300               11,756
Dallas Semiconductor Corp.                                                                1,300               58,175
Dupont Photomasks, Inc.*                                                                    700               50,838
Exar Corp.*                                                                               1,900               50,350
Galileo Technology*                                                                       1,000               33,000
Gasonics Intl Corp.*                                                                      3,500               72,844
Hadco Corp.*                                                                              1,100               59,572
Helix Technology Corp.                                                                    1,300               80,478
HNC Software, Inc.*                                                                       2,200               87,450
Hyperion Software Corp.*                                                                  1,500               46,781
Kulicke & Soffa Industries*                                                               1,400               64,838
Lecroy Corp.*                                                                               900               39,825
Level One Communications, Inc.*                                                           1,800               72,450
P-Com, Inc.*                                                                              2,800               67,025
PCD, Inc.*                                                                                1,300               32,175
Periphonics Corp.*                                                                        1,900               20,306
Photronics, Inc.*                                                                           600               36,338
PRI Automation, Inc.*                                                                     1,100               64,350
Radiant Systems, Inc.*                                                                    3,600               75,600

    The accompanying notes are an integral part of the financial statements.

                  Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                                                           Value
Security                                                                                 Shares          (Note 1A)
-----------------------------------------------------------------------------------------------------------------------

Technology (continued)
Semtech Corp.*                                                                              800         $     55,300
Star Telecommunications, Inc.*                                                            3,200               73,600
                                                                                                        ------------
                                                                                                           1,526,875
                                                                                                        ------------

TOTAL EQUITIES (COST $5,106,088)                                                                           6,273,653
                                                                                                        ------------

TOTAL INVESTMENTS-- 99.6% (COST $5,106,088)                                                             $  6,273,653

Other Assets, Less Liabilities-- 0.4%                                                                         22,837
                                                                                                        ============

NET ASSETS-- 100%                                                                                       $  6,296,490
                                                                                                        ============

Notes to the Schedule of Investments:

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                    Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $5,106,088)                                         $ 6,273,653
   Cash                                                                                                      178,391
   Interest and dividends receivable                                                                           2,179
   Deferred organization costs (Note 1E)                                                                      26,005
                                                                                                         -----------
       Total assets                                                                                        6,480,228

Liabilities
   Payable for investments purchased                                                 $   142,575
   Payable to investment advisor (Note 2)                                                 15,692
   Accrued accounting and custody fees                                                     9,115
   Accrued expenses and other liabilities                                                 16,356
                                                                                     -----------

       Total liabilities                                                                                     183,738
                                                                                                         -----------
Net Assets (applicable to investors' beneficial interests)                                               $ 6,296,490
                                                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                                                     For the period
                                                                                                    December 23, 1996
                                                                                Nine Months         (commencement of
                                                                                   Ended             operations) to
                                                                              September 30, 1997     December 31, 1996
                                                                             ===================    ==================
Investment Income (Note 1C)
   Dividend income                                                                   $     1,471           $      --
   Interest income                                                                         7,017                 198
                                                                                     -----------          ----------
       Total income                                                                        8,488                 198

Expenses
   Investment advisory fee (Note 2)                                                       10,209                  62
   Accounting and custody fees                                                            29,683               1,002
   Legal and audit services                                                               28,934              14,500
   Amortization of organization cost (Note 1E)                                             4,597                  94
   Miscellaneous                                                                             323                 126
                                                                                     -----------           ---------
       Total expenses                                                                     73,746              15,784
                                                                                     -----------           ---------
Deduct:
   Waiver of investment advisory fee (Note 2)                                            (10,209)               (62)
   Reimbursement of Portfolio operating expenses                                         (63,537)           (15,722)
                                                                                     -----------           ---------
      Total waiver of investment advisory fee and
         reimbursement of operating expenses                                             (73,746)           (15,784)
                                                                                     -----------           ---------
       Net expenses                                                                           --                  --
                                                                                     -----------           ---------
          Net investment income                                                            8,488                 198

Realized and Unrealized Gain
   Net realized gain
       Investment security transactions                                                  129,166                  --
                                                                                     -----------           ---------
          Net realized gain                                                              129,166                  --

   Change in unrealized appreciation (depreciation)
       Investment securities                                                           1,158,595               8,970
                                                                                     -----------           ---------
          Change in net unrealized appreciation (depreciation)                         1,158,595               8,970
                                                                                     -----------           ---------
       Net realized and unrealized gain                                                1,287,761                  --
                                                                                     -----------           ---------
Net increase in net assets from operations                                           $ 1,296,249            $  9,168
                                                                                     ===========           =========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
              Standish Small Capitalization Equity Portfolio II

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          For the period
                                                                                         December 23, 1996
                                                                                         (commencement of
                                                        Nine Months Ended                 operations) to
                                                        September 30, 1997              December 31, 1996
                                                       ---------------------      ---------------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                     $    8,488                       $    198
   Net realized gain                                            129,166                             --
   Change in net unrealized appreciation
      (depreciation)                                          1,158,595                          8,970
                                                             ----------                      ---------
   Net increase in net assets from operations                 1,296,249                          9,168
                                                             ----------                      ---------
Capital transactions
   Contributions                                              5,257,608                        475,000
   Withdrawals                                                 (741,535)                            --
                                                             ----------                      ---------
   Increase in net assets resulting from
      capital transactions                                    4,516,073                        475,000
                                                             ----------                      ---------
       Total increase in net assets                           5,812,322                        484,168

Net Assets
   At beginning of period                                       484,168                             --
                                                             ----------                      ---------
   At end of period                                          $6,296,490                       $484,168
                                                             ==========                      =========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                Standish Small Capitalization Equity Portfolio II

                               Supplementary Data
--------------------------------------------------------------------------------

                                                                                            For the period
                                                                                          December 23, 1996
                                                                Nine Months          (commencement of operations)
                                                                   Ended                          to
                                                            September 30, 1997            December 31, 1996
                                                           ----------------------   -------------------------------
Ratios (to average daily net assets)
   Expenses *                                                       0.00%+                           --(1)
   Net investment income                                            0.50%+                           --(1)

Portfolio turnover                                                   122%                             0
Average broker commission per share (2)                          $0.0768                        $0.2000
Net assets, end of period (000's omitted)                        $ 6,296                        $   484


*     The investment adviser did not impose any of its investment advisory fee and reimbursed the Portfolio for all of its operating expenses for the nine months ended September 30, 1997 and for the period December 23,
      1996 (commencement of operations) to December 31, 1996. If these voluntary actions had not been taken, the ratios would have been:

Ratios (to average daily net assets):

      Expenses                                                     4.33%+                            --(1)
      Net investment income (loss)                                (3.84)%+                           --(1)

--------------------------
+     Computed on an annualized basis.
(1)   Amounts are not meaningful due to the short period of operations.
(2) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Portfolio II

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio II (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1997, the Standish Small Capitalization Equity Fund II's proportionate interest in the net assets of the Portfolio was approximately 100%.

         The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations--

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B.  Repurchase agreements--

         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C.  Securities transactions and income--

         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

         D.  Income taxes--

         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio`s investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                             Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Portfolio II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E. Deferred organizational expenses--

         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through April 2001.

         F.  Change in fiscal year end--

         The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Portfolio from December 31 to September 30, effective September 30, 1997.

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. For the nine month period ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, SA&W voluntarily agreed to waive and/or reimburse all of the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes, and extraordinary expenses). This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. For the nine months ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) to December 31, 1996, SA&W voluntarily waived its investment advisory fee of $10,209 and $62, respectively, and reimbursed the Portfolio for its operating expenses of $63,537 and $15,722, respectively. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations were as follows:

                                                                                               For the Period
                                                                                              December 23, 1996
                                                              Nine Months Ended         (commencement of operations)
                                                             September 30, 1997             to December 31, 1996
                                                       -----------------------------  --------------------------------
                                                         Purchases         Sales         Purchases         Sales
                                                       --------------  -------------  ---------------  ---------------
           U.S. Government Securities..............    $            0  $           0  $             0  $             0
                                                       ==============  =============  ===============  ===============
           Investments (non-U.S. Government
           Securities)...                              $    7,131,297  $   2,725,584  $       456,074  $             0
                                                       ==============  =============  ===============  ===============

(4)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

           Aggregate Cost.......................................................  $ 5,119,573
                                                                                  ===========

           Gross unrealized appreciation........................................  $ 1,202,913
           Gross unrealized depreciation........................................  $   (48,833)
                                                                                  -----------
           Net unrealized appreciation (depreciation)...........................  $ 1,154,080
                                                                                  ===========

                     Standish, Ayer & Wood Investment Trust
                Standish Small Capitalization Equity Portfolio II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Master Portfolio registration statement.

         The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contract's terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold
         (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions during the nine months ended September 30, 1997.

         Futures contracts--

         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in value of the hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. The Portfolio had no open financial futures contracts at September 30, 1997.

                          Independent Auditor's Report

         To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Small Capitalization Equity Portfolio II:

         We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio II, including the schedule of investments as of September 30, 1997, and the related statements of operations, the statements of changes in net assets and the supplementary data for the nine months ended September 30, 1997 and for the period from December 23, 1996 (commencement of operations) through December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio II as of September 30, 1997, and the results of its operations, changes in its net assets and supplementary data for the respective stated periods, in conformity with United States generally accepted accounting principles.


         Coopers & Lybrand


         Toronto, Canada
         November 11, 1997

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                    Financial Statements for the Period Ended
                               September 30, 1997

                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statement for the Standish International Equity Fund. Please note that it is a nine-month reporting period for the fiscal year ending September 30, 1997, as the fund has changed its fiscal year end from December to September in order to streamline our reporting process.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. The firm remains independent and is owned by investment professionals active in the operation of the business.

During the last nine months, the financial markets have generally registered very positive rates of return. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 29.64% and 23.02%, respectively. Foreign equity markets, as benchmarked by the Morgan Stanley Capital International Index, have lagged behind these strong domestic returns with a return of 10.42%.

During the last year, we at Standish have continued to add resources to both investment research and shareholder servicing. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd
Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                        Management Discussion & Analysis

Attractive returns in international equity markets during the first nine months of 1997 were once again overshadowed by the continuing surge in U.S. equity prices. The return of the MSCI EAFE index was 10.37%, while the Standish International Equity Fund achieved a return of 7.65%.

So far in 1997, Europe has provided an attractive investment environment, while the Pacific markets have been weak. All fourteen European markets in the EAFE index rose at least 18% in local currency terms, with eight rising more than 40%. The strong dollar reduced the value of those returns to U.S. investors by about 12% on average. In the Pacific, Hong Kong provided the best return, 5.4% in both local and dollar terms, while Japan was virtually flat in local terms, and down 5.3% in dollar terms. Emerging markets also provided starkly different returns by region, with the MSCI EM Latin America Index up 44.5% in dollars, and the MSCI EM Asia Index off 17.8%, in dollars. Altogether, emerging markets trailed developed markets, as the MSCI Emerging Markets Index was up only 5.4%.

The year was one of considerable change for the Fund, as the portfolio was extensively repositioned to focus on stock selection for the first time, after eight years of relying solely on country weightings to add value. The good news is that these new stock selection processes have worked well, adding value across the total portfolio and in ten of the thirteen markets in which we were invested. Unfortunately, our experience in country weighting was not as positive. Our process of favoring markets with low relative price multiples while avoiding markets with high relative price multiples did not work well in the first nine months of 1997, as valuations continued to widen the divergence between cheap and dear markets. During 1997, we have greatly reduced our reliance upon our country weighting process, bringing country weightings closer to those of the benchmark, while increasing the focus on our stock selection process.

The Fund started the year significantly underweight in the core European markets of Germany, Switzerland, and the Netherlands, holding overweights in many smaller European markets such as Austria and Belgium, where price multiples were relatively cheap. This strategy did not work well, as the core European markets provided higher returns. We increased our exposure to core Europe during the course of 1997 to a level similar to the benchmark. During the summer our small overweight positions in Singapore and Malaysia performed poorly as a currency crisis was exacerbated by government over-reaction in restricting trading.

Stock selection was particularly strong in Germany and Singapore where we outperformed the index by 12%, and the U.K., Belgium and France, where we outperformed the index by 7% each. These returns were achieved using a disciplined process similar in philosophy to the security selection processes followed by our domestic equity management at Standish. This process focuses on companies with improving business momentum and reasonable valuation. Stock selection will continue to be an increasingly important element in the Standish International Equity Fund in the coming year.

We thank you for your continued support and will work diligently to earn and reward that support in the coming year.


/s/ Remi J. Browne
Remi Browne

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

             Comparison of Change in Value of $100,000 Investment in
              Standish International Equity Fund and the EAFE Index


                                [GRAPHIC OMITTED]

[The following table was represented as a line graph in the printed materials.]

                                          Standish
                                       International
                                        Equity Fund      EAFE
                                        -----------      ----
          Inception  12/8/88               100000       100000
                    12/31/88               100350       100600
                     1/31/89               101450       102411
                     2/28/89                99900       102923
                     3/30/89                99600       100864
                     4/30/89               103400       101772
                     5/31/89               100300        96276
                     6/30/89               100750        94640
                     7/31/89               110384       106564
                     8/31/89               110485       101769
                     9/30/89               112818       106450
                    10/31/89               106835       102192
                    11/30/89               110942       107302
                    12/31/89               119206       111272
                     1/31/90               118948       107155
                     2/28/90               117194        99654
                     3/30/90               119103        89290
                     4/30/90               116420        88576
                     5/31/90               123438        98674
                     6/30/90               126018        97785
                     7/31/90               132212        99154
                     8/31/90               117358        89536
                     9/30/90               102925        77091
                    10/31/90               110640        89117
                    11/30/90               109065        83859
                    12/31/90               107963        85201
                     1/31/91               110801        87927
                     2/28/91               120173        97380
                     3/31/91               115139        91537
                     4/30/91               116639        92434
                     5/31/91               118352        93358
                     6/30/91               111658        86543
                     7/31/91               116950        90792
                     8/31/91               115384        88976
                     9/30/91               119217        93995
                    10/31/91               121269        95320
                    11/30/91               115654        90840
                    12/31/91               120621        95527
                     1/31/92               120567        93493
                     2/29/92               119643        90146
                     3/31/92               114482        84196
                     4/30/92               115786        84592
                     5/31/92               120241        90251
                     6/30/92               115188        85973
                     7/31/92               112137        83772
                     8/31/92               111483        89025
                     9/30/92               109194        87244
                    10/31/92               107342        82672
                    11/30/92               107941        83450
                    12/31/92               108595        83884
                     1/31/93               108595        83884
                     2/28/93               111559        86417
                     3/31/93               116446        93952
                     4/30/93               119410       102868
                     5/31/93               120948       105039
                     6/30/93               120069       103400
                     7/31/93               123818       107019
                     8/31/93               132418       112798
                     9/30/93               130213       110204
                    10/31/93               139309       113598
                    11/30/93               135064       103715
                    12/31/93               150169       111204
                     1/31/94               159323       120611
                     2/28/94               152359       120274
                     3/31/94               141352       115090
                     4/30/94               145789       119970
                     5/31/94               146856       119286
                     6/30/94               141268       120968
                     7/31/94               146131       122141
                     8/31/94               150766       125036
                     9/30/94               145273       121097
                    10/31/94               147104       125130
                    11/30/94               142012       119111
                    12/31/94               139645       119861
                     1/31/95               132457       115259
                     2/28/95               129860       114936
                     3/31/95               132578       122097
                     4/30/95               137893       126687
                     5/31/95               138135       125180
                     6/30/95               135974       122989
                     7/31/95               142943       130646
                     8/31/95               138095       125662
                     9/30/95               139246       128116
                    10/31/95               134884       124672
                    11/30/95               138034       128141
                    12/31/95               142640       133304
                     1/31/96               145972       133851
                     2/29/96               145124       134303
                     3/31/96               146033       137150
                     4/30/96               153789       141138
                     5/31/96               152153       138541
                     6/30/96               153168       139321
                     7/31/96               147904       135249
                     8/31/96               146964       135545
                     9/30/96               151413       139146
                    10/31/96               148092       137722
                    11/30/96               155362       143202
                    12/31/96               153255       141360
                     1/31/97               149696       136412
                     2/28/97               152398       138643
                     3/31/97               150619       139143
                     4/30/97               150355       139881
                     5/31/97               160968       148987
                     6/30/97               168472       157196
                     7/31/97               170851       159743
                     8/31/97               157695       147810
                     9/30/97               114482        84196

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 1997

Assets
  Investments at value (Note 1A) (identified cost, $48,159,981)                $48,697,402
  Cash                                                                             319,680
  Receivable for investments sold                                                2,526,237
  Interest and dividends receivable                                                127,911
  Receivable for variation margin on open financial futures
    contracts (Note 6)                                                               2,205
  Unrealized appreciation on forward foreign currency exchange
    contracts (Note 6)                                                               2,905
  Receivable for foreign dividend tax reclaims                                      69,227
  Prepaid expenses                                                                   2,648
                                                                               -----------
     Total assets                                                               51,748,215

Liabilities

  Payable for investments purchased                             $ 1,816,611
  Payable for Fund shares redeemed                                  375,615
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                                       4,912
  Accrued accounting, custody and transfer agent fees                25,155
  Accrued expenses and other liabilities                             28,585
                                                                -----------
     Total liabilities                                                           2,250,878
                                                                               -----------
Net Assets                                                                     $49,497,337
                                                                               ===========
Net Assets consist of:

  Paid-in capital                                                              $44,624,008
  Undistributed net investment income                                              203,249
  Accumulated net realized gain                                                  4,140,985
  Net unrealized appreciation                                                      529,095
                                                                               ===========
     Total Net Assets                                                          $49,497,337
                                                                               ===========

Shares of beneficial interest outstanding                                        2,100,374
                                                                               ===========
Net asset value, offering price and redemption price per share
  (Net assets/Shares outstanding)                                              $     23.57
                                                                               ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                            Statements of Operations

                                                       Nine Months
                                                          Ended               Year Ended
                                                    September 30, 1997    December 31, 1996
                                                   --------------------  -------------------
Investment Income
  Dividend income (net of foreign withholding
    taxes of $136,256 and $90,911, respectively)        $  934,913           $   771,708
  Interest income                                           49,228               403,047
                                                        ----------           -----------
     Total investment income                               984,141             1,174,755

Expenses
  Investment advisory fee (Note 2)                         300,055               410,099
  Accounting, custody and transfer agent fees              157,669               183,804
  Audit services                                            40,828                35,184
  Legal fees                                                17,081                11,762
  Registration fees                                          8,724                 8,866
  Insurance expense                                          3,346                 2,683
  Trustees fees (Note 2)                                     1,640                 1,955
  Miscellaneous                                              2,058                 2,819
                                                        ----------           -----------
     Total expenses                                        531,401               657,172

Deduct --
  Waiver of investment advisory fee (Note 2)              (215,367)             (402,258)
                                                        ----------           -----------
     Net expenses                                          316,034               254,914
                                                        ----------           -----------
       Net investment income                               668,107               919,841
                                                        ----------           -----------

Realized and Unrealized Gain (Loss) on Investments
  Net realized gain (loss)
     Investment security transactions                    3,967,938             3,795,947
     Financial futures contracts                           192,113               744,905
     Foreign currency transactions and forward
       foreign currency exchange contracts                 128,043               (20,322)
                                                        ----------           -----------
       Net realized gain                                 4,288,094             4,520,530

  Change in unrealized appreciation (depreciation)

     Investment securities                                (597,441)           (1,582,054)
     Financial futures contracts                             1,602              (195,226)
     Foreign currency and forward foreign
       currency exchange contracts                        (210,758)              264,316
                                                        ----------           -----------
       Net change in unrealized appreciation
         (depreciation)                                   (806,597)           (1,512,964)
                                                        ----------           -----------
     Net realized and unrealized gain                    3,481,497             3,007,566
                                                        ----------           -----------
Net increase in net assets from operations              $4,149,604           $ 3,927,407
                                                        ==========           ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                       Statements of Changes in Net Assets

                                        Nine Months
                                           Ended         Year Ended      Year Ended
                                       September 30,    December 31,    December 31,
                                           1997            1996             1995
                                      ---------------  --------------  ---------------
Increase (decrease) in net assets
From operations
  Net investment income                $    668,107     $    919,841     $   1,535,925
  Net realized gain                       4,288,094        4,520,530           555,805
  Change in unrealized appreciation
    (depreciation)                         (806,597)      (1,512,964)       (1,331,247)
                                       ------------     ------------     -------------
  Net increase in net assets from
    operations                            4,149,604        3,927,407           760,483
                                       ------------     ------------     -------------

Distributions to Shareholders
  From net investment income               (601,863)        (993,584)               --
  From net realized gains on
    investments                          (2,427,615)      (2,991,390)         (293,380)
                                       ------------     ------------     -------------
  Total distributions to
    shareholders                         (3,029,478)      (3,984,974)         (293,380)
                                       ------------     ------------     -------------

Fund Share (principal)
Transactions (Note 4)
  Net proceeds from sale of shares        5,984,646        3,568,994        12,167,766
  Net asset value of shares issued
    to shareholders in payment of
    distributions declared                2,684,361        3,425,523           272,750
  Cost of shares redeemed                (8,030,311)     (18,671,701)      (57,868,870)
                                       ------------     ------------     -------------
  Net increase (decrease) in net
    assets from Fund share
    transactions                            638,696      (11,677,184)      (45,428,354)
                                       ------------     ------------     -------------
  Net increase (decrease) in net
    assets                                1,758,822      (11,734,751)      (44,961,251)

Net Assets
  At beginning of period                 47,738,515       59,473,266       104,434,517
                                       ------------     ------------     -------------

  At end of period (including
    undistributed net investment
    income of $203,249, $8,961 and
    $103,026, respectively)            $ 49,497,337     $ 47,738,515     $  59,473,266
                                       ============     ============     =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                              Financial Highlights

                                  Nine Months
                                    Ended
                                 September 30,               Year Ended December 31,
                                     1997      ----------------------------------------------------
                                   (Note 1F)     1996       1995       1994       1993       1992+
                                    -------    -------    -------    --------    -------    -------
Net asset value,
  beginning of period               $ 23.25    $ 23.54    $ 23.12    $  26.74    $ 19.78    $ 22.20
                                    -------    -------    -------    --------    -------    -------
Income from investment operations
  Net investment income*               0.39       0.47       0.04        0.21       0.26       0.26
  Net realized and
    unrealized gain
    (loss) on
    investments                        1.44       1.28       0.45       (2.08)      7.29      (2.47)
                                    -------    -------    -------    --------    -------    -------
Total from investment
  operations                           1.83       1.75       0.49       (1.87)      7.55      (2.21)
                                    -------    -------    -------    --------    -------    -------
Less distributions to shareholders
  From net investment
    income                            (0.30)     (0.51)        --       (0.12)     (0.23)     (0.21)
  In excess of net
    investment income                    --         --         --          --      (0.36)        --
  From net realized
    gains on
    investments                       (1.21)     (1.53)     (0.07)      (1.63)        --         --
                                    -------    -------    -------    --------    -------    -------
  Total distributions
    to shareholders                   (1.51)     (2.04)     (0.07)      (1.75)     (0.59)     (0.21)
                                    -------    -------    -------    --------    -------    -------
  Net asset value, end
    of period                       $ 23.57    $ 23.25    $ 23.54    $  23.12    $ 26.74    $ 19.78
                                    =======    =======    =======    ========    =======    =======
Total return                           7.65%      7.44%      2.14%      (6.99)%    38.27%     (9.95)%

Ratios (to average daily net
  assets)/Supplemental Data
  Expenses                             0.84%++    0.50%      1.22%       1.23%      1.34%      1.53%
  Net investment income                1.78%++    1.80%      1.76%       1.52%      1.09%      1.18%
  Portfolio Turnover                    155%       163%       108%         75%        98%        98%
  Average broker
    commission per
    share (1)                       $0.0137    $0.0092         --          --         --         --
  Net assets, end of
    period (000's
    omitted)                        $49,497    $47,739    $59,473    $104,435    $92,419    $56,539

* For the nine months ended September 30, 1997 and the year ended December 31, 1996, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee. In the absence of this agreement, the net investment income per share and the ratios would have been:

Net investment income
  per share                         $  0.29    $  0.27         --          --         --         --
Ratios (to average
  daily net assets):
     Expenses                          1.42%++    1.29%        --          --         --         --
     Net investment
     income                            1.20%++    1.01%        --          --         --         --

-------------
+  Audited by other auditors.
++ Computed on an annualized basis.

(1)Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                         Value
Security                                                   Shares      (Note 1A)
--------------------------------------------------------------------------------
EQUITIES -- 98.0%

Austria -- 2.5%
Brau-Union Goess-Reininghaus                               2,600      $  155,652
Creditanstalt-Bankverein                                   7,500         473,671
Oemv AG                                                    2,150         321,607
Wienerberger Baustoff Ind                                  1,300         271,825
                                                                      ----------
                                                                       1,222,755
                                                                      ----------

Belgium -- 4.8%
Banque Bruxelles Lampert SA                                1,550         400,432
Electrabel SA                                              1,700         357,333
Fortis AG                                                  1,900         381,600
Glaverbel                                                  2,850         464,976
Groupe Bruxelles Lambert SA                                1,900         302,143
Petrofina SA                                                 700         274,920
Soc Gen Belgique Parts De Res. NPV                         1,900         177,209
                                                                      ----------
                                                                       2,358,613
                                                                      ----------

Denmark -- 3.0%
Aarhus Oliefabrik                                          3,000         161,067
Dfds A/s                                                     400         404,635
Nordiske Kabel Traadfabri                                  2,200         170,611
Radiometer                                                 3,400         159,207
Sas Danmark                                               14,000         233,845
Unidanmark                                                 5,700         369,782
                                                                      ----------
                                                                       1,499,147
                                                                      ----------

Finland -- 2.3%
Merita Ltd.                                               67,000         319,066
Nokia AB                                                   5,600         528,051
Upm-Kymmeme                                               10,700         298,423
                                                                      ----------
                                                                       1,145,540
                                                                      ----------

France -- 4.6%
Accor French Ord                                           2,400         444,474
Compagnie Financiere Paribas French Ord                    4,200         312,268
Elf Gabon SA                                                 600         139,811
Labinal                                                      600         172,254
Lafarge Coppee French                                      2,800         205,718
Renault SA*                                               18,200         540,956
Total S.A., Series B                                       2,500         286,837
Vallourec                                                  2,200         149,182
                                                                      ----------
                                                                       2,251,500
                                                                      ----------

Germany -- 9.4%
Agiv AG*                                                  28,200         685,189
Commerzbank AG                                            24,800         896,828
Continental AG Dm50                                       19,000         490,451

    The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                         Value
Security                                                   Shares      (Note 1A)
--------------------------------------------------------------------------------

Germany (continued)
Daimler Benz                                                 7,000    $  579,393
DBV Holding AG Registered Shares                             1,900       698,950
Deutsche Telekom AG                                         17,000       330,060
Douglas Holding AG                                          10,000       393,415
Heidelberger Zement AG                                       7,365       589,534
                                                                      ----------
                                                                       4,663,820
                                                                      ----------

Hong Kong -- 3.6%
Great Eagle Holdings Ltd.                                  157,000       433,152
Hang Lung Development Co.                                  103,000       193,662
Hong Kong Telecom                                           56,000       126,640
Jardine Intl. Motor Holdings Ordinary Shares               112,000       120,850
Johnson Electric Holdings-500                              101,000       275,389
Regal Hotel International                                      800           207
Swire Pacific Ltd., Class A                                 50,000       382,826
Wing Lung Bank                                              44,000       260,981
                                                                      ----------
                                                                       1,793,707
                                                                      ----------

Ireland -- 3.4%
Allied Irish Banks PLC                                      47,000       414,812
CRH PLC                                                     30,400       346,099
Fii Fyffes PLC 1                                           300,000       436,200
Hibernian Group PLC                                         49,300       333,322
Smurfit (Jefferson) Group                                   51,500       172,226
                                                                      ----------
                                                                       1,702,659
                                                                      ----------

Italy -- 2.9%
Credito Italiano                                           119,500       323,455
ENI SPA                                                     48,700       307,330
Ifi istit Fin Priv Itl 1000                                 25,300       347,162
Istituto Nazionale Delle Assoc Ordinary Shares             123,000       195,571
Telecom Italia Spa                                          40,122       268,716
                                                                      ----------
                                                                       1,442,234
                                                                      ----------

Japan -- 25.8%
Ajinomoto Co. Inc.                                          57,000       501,619
Amada Co., Ltd.                                             28,000       162,491
Bank Of Kyoto                                               52,000       254,280
Best Denki Co.+                                             64,000       419,759
Casio Computer Co. Ltd.                                     46,000       412,453
Chichibu Onoda Cement Corp.                                 98,000       266,052
Fuji Bank                                                   25,000       276,048
Fuji Electric Co.                                           83,000       252,204
Gunma Bank                                                  37,000       316,397
Higo Bank                                                   39,000       241,220
Hitachi Chemical                                            36,000       270,486
Hokkaido Electric Power                                     13,000       209,381

     The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                         Value
Security                                                   Shares      (Note 1A)
--------------------------------------------------------------------------------

Japan (continued)
Hokuetsu Paper Mills                                     71,000      $   380,789
Japan Radio                                              37,000          282,607
Joyo Bank                                                57,000          290,560
Kandenko                                                 41,000          253,591
Kikkoman Corp.                                           40,000          237,443
Kokusai Electric                                         27,000          479,701
Kokuyo Co. Ltd                                           13,000          308,676
Konica Corporation                                       38,000          203,171
Kyodo Printing Co.                                       44,000          258,265
Kyowa Hakko Kogyo+                                       74,000          396,264
Matsushita Electric Works                                26,000          271,980
Minolta Co. Ltd.                                         53,000          250,809
Nichicon Corp.                                           48,000          593,773
Nippon Shinpan Co Ordinary Shares                       142,000          287,655
Nippon Telegraph and Telephone Corp.                         50          460,772
Nippon Yusen Kabushiki Kaish                             90,000          302,615
Nissan Fire & Marine Insurance                          117,000          480,822
Nissan Motors                                            65,000          388,543
Ono Pharmaceutical                                       21,000          625,903
Sakura Bank Ltd.                                         40,000          191,615
Seino Transportation Co. Ltd.                            41,000          371,025
Sumitomo Rubber                                          58,000          329,846
Sumitomo Warehouse+                                      89,000          409,348
Tokyo Electric Power Co., Inc.                           18,000          346,700
Toshiba Tungaloy                                         59,000          205,729
Toyo Suisan Kaisha Ltd.                                  37,000          340,971
Yamaha Motor                                             28,000          241,760
                                                                     -----------
                                                                      12,773,323
                                                                     -----------

Malaysia -- 2.7%
Faber Group Berhad*                                     263,000          133,605
Golden Hope Plantations Bhd                             164,000          238,325
Petronas Dagangan Berhad                                112,000          179,310
Public Bank Berhad Ord                                  110,000           83,313
Renong Berhad                                           233,000          229,557
RJ Reynolds Berhad                                       81,000          138,408
Systems Telekom Malaysia                                 43,500          131,920
Technology Resources Industries                         113,000          137,075
UMW Holdings                                             31,000           62,038
                                                                     -----------
                                                                       1,333,551
                                                                     -----------

Netherlands -- 8.0%
ASR Verzekeringsgroep NV                                  6,800          344,352
Gamma Holding                                             6,700          366,971
ING Groep                                                12,930          595,486
KLM Royal Dutch Ari Ord                                  18,300          640,860
Pakhoed Holding NV Rotter                                 7,700          273,531

     The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                         Value
Security                                                   Shares      (Note 1A)
--------------------------------------------------------------------------------

Netherlands (continued)
Philips Electronics NV Ordinary Shares                       3,300    $  280,016
Royal Dutch Petroleum Co.                                   25,600     1,436,986
                                                                      ----------
                                                                       3,938,202
                                                                      ----------

Singapore -- 1.8%
First Capital Corp-Singapore Ordinary Shares                36,000        80,523
Haw Par Bros Ordinary Shares                               151,000       293,309
Overseas Union Bank                                         37,000       164,552
Robinson & Co.                                              58,000       278,810
Singapore Telecom Ltd.                                      58,000        98,247
                                                                      ----------
                                                                         915,441
                                                                      ----------

Switzerland -- 6.7%
Grands Magasins Jelmoli Br                                     450       363,279
Julius Baer Holdings                                           200       308,425
Nestle Registered Shares                                       330       461,312
Novartis AG                                                    900     1,384,807
Vontobel Holding AG                                          1,050       814,325
                                                                      ----------
                                                                       3,332,148
                                                                      ----------

United Kingdom -- 16.5%
Amec PLC                                                   181,700       440,386
Anglian Water PLC                                           32,100       424,533
Bank Of Scotland                                            46,000       380,553
Barclays PLC 1P Ordinary Shares                             35,300       955,098
BG PLC                                                     104,000       452,876
British Petroleum Co. PLC                                   34,200       516,684
English China Clays PLC                                    123,000       561,450
General Accident PLC                                        38,300       674,857
Hazlewood Foods PLC                                        192,000       463,799
I M I PLC Ordinary Shares                                   64,700       428,623
Kwik Save Group PLC                                         97,000       546,213
Lex Service PLC Ordinary Shares                             88,000       636,302
Royal & Sun Alliance Insurance Group                        55,300       525,847
Smith and Nephew Associated                                175,000       534,426
Transport Development Group PLC                            119,000       373,024
Unigate PLC                                                 26,300       240,100
                                                                      ----------
                                                                       8,154,771
                                                                      ----------

TOTAL EQUITIES (COST $47,989,968)                                     48,527,411
                                                                      ----------

     The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                  Schedule of Investments - September 30, 1997

                                                                 Par        Value
Security                                 Rate      Maturity     Value     (Note 1A)
------------------------------------------------------------------------------------
 BONDS AND NOTES -- 0.4%

U.S. Government -- 0.4%
FHLB+                                    5.800%+   12/17/1997  $172,000   $  169,991
                                                                         -----------
Total U.S. Government (Cost $170,013)                                        169,991
                                                                         -----------

TOTAL BONDS AND NOTES (COST $170,013)                                        169,991
                                                                         -----------

TOTAL INVESTMENTS -- 98.4% (COST $48,159,981)                            $48,697,402

Other Assets, Less Liabilities -- 1.6%                                       799,935
                                                                         ===========

NET ASSETS -- 100%                                                       $49,497,337
                                                                         ===========


Notes to the Schedule of Investments:

FHLB - Federal Home Loan Bank
* Non-income producing security.
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).
+ Rate noted is yield to maturity.

     The accompanying notes arean integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Equity Fund (the "Fund") is a separate, diversified investment series of the Trust.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A.  Investment security valuations--

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B.  Securities transactions and income--

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C.  Federal taxes--

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D.  Foreign currency transactions--

      Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      E.  Distributions to shareholders--

      Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

      F.  Change in fiscal year end--

      The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Fund from December 31 to September 30, effective September 30, 1997.

(2)   Investment Advisory Fee:

      The investment advisory fee paid to Standish International Management Company, L.P. ("SIMCO") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. SIMCO voluntarily agreed to limit total Fund operating expenses to 1.00% of the Fund's average daily net assets for the period April 1, 1997 to September 30, 1997. Prior to April 1, 1997, SIMCO voluntarily agreed to limit total Fund operating expenses to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SIMCO at any time. For the nine months ended September 30, 1997 and the year ended December 31, 1996, SIMCO voluntarily waived a portion of its investment advisory fee in the amount of $215,367 and $402,258, respectively. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO or its affiliates.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                            Nine Months Ended            Year Ended
                                           September 30, 1997         December 31, 1996
                                        ------------------------  ------------------------
                                         Purchases      Sales      Purchases       Sales
                                        -----------  -----------  -----------  -----------
      U.S. Government Securities .....  $   392,507           --  $23,042,519  $26,292,529
                                        ===========  ===========  ===========  ===========
      Investments (non-U.S. Government
      Securities) ....................  $75,499,625  $76,910,303  $50,287,925  $58,275,201
                                        ===========  ===========  ===========  ===========

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                      Nine Months
                                         Ended       Year Ended     Year Ended
                                     September 30,  December 31,   December 31,
                                         1997           1996            1995
                                     ------------   ------------   ------------
      Shares sold .................       258,881        147,664        535,762
      Shares issued to shareholders
        in payment of distributions
        declared ..................       109,893        144,612         12,155
      Shares redeemed .............      (322,069)      (764,772)    (2,539,577)
                                     ------------   ------------   ------------
      Net increase/(decrease) .....        46,705       (472,496)     1,991,660
                                     ============   ============   ============

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

(5) Federal Income Tax Basis of Investment Securities: The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

      Aggregate Cost..................................  $48,209,363
                                                        ===========

      Gross unrealized appreciation...................   $3,599,881
      Gross unrealized depreciation...................   (3,111,842)
                                                        -----------
      Net unrealized appreciation (depreciation)......     $488,039
                                                        ===========
(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following financial instruments with off-balance sheet risk:

      Options--

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Net Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. During the nine months ended September 30, 1997, the Fund had no written option transactions, nor were there any open written option contracts at September 30, 1997.

      Forward currency exchange contracts--

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

      At September 30, 1997, the Fund held the following forward foreign currency exchange contracts:

                                                              U.S.$        U.S.$
                            Local      Contract    U.S. $   Aggregate   Unrealized
      Contracts to        Principal     Value      Market     Face     Appreciation/
      Receive               Amount       Date      Value     Amount   (Depreciation)
      ------------------------------------------------------------------------------

      Danish Krone        $ 991,786    10/02/97  $ 147,929  $ 147,528   $        401
                                                 -----------------------------------
                                                 $ 147,929  $ 147,528   $        401
                                                 ===================================



                                                              U.S.$        U.S.$
                            Local      Contract    U.S. $   Aggregate   Unrealized
      Contracts to        Principal     Value      Market     Face     Appreciation/
      Deliver               Amount       Date      Value     Amount   (Depreciation)
      ------------------------------------------------------------------------------
      German Deutshe
      Mark                $ 12,223     10/01/97  $   6,940  $   6,941   $         1
      British Pound
      Sterling            $ 478,307    10/02/97  $ 772,766  $ 767,854   $    (4,912)
      Malaysian Ringgit   $ 252,531    10/02/97  $  77,743  $  80,246   $     2,503
                                                 -----------------------------------
                                                 $ 857,449  $ 855,041   $    (2,408)
                                                 ===================================


      Futures contracts--

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 1997, the Fund held the following futures contracts:

                                                         Underlying     Unrealized
                                            Expiration   Face Amount   Appreciation/
            Contract           Position        Date        at Value    (Depreciation)
      ---------------------  ------------  ------------  ------------  -------------
      Eurotop 100 Futures
      (3 contracts)             Long        12/23/97     $   673,500    $   25,050
      Topix Futures (3
      contracts)                Long        12/12/97     $   359,518    $  (19,454)
                                                        =============  =============
                                                           1,033,018         5,596
                                                        =============  =============

      At September 30, 1997, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                     Standish, Ayer & Wood Investment Trust
                       Standish International Equity Fund

                          Notes to Financial Statements

      Interest rate swap contracts--

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the assets or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. During the nine months ended September 30, 1997, the Fund did not enter into any interest rate swap contract transactions. Gains and losses are realized upon the expiration of closing of the swap contracts. At September 30, 1997, the Fund had no open interest rate swap contracts.

(7)   Concentration of Credit Risk:

      The Fund has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The Fund may be more susceptible to political, social and economic events adversely affecting Japanese companies than funds not so concentrated.

(8)   Tax Information -- Unaudited

      The Fund paid distributions of $0.6945 from long term capital gains during the nine months ended September 30, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,327,630 as capital gain dividends for the nine months ended September 30, 1997. All of this amount represents a 28% tax rate gain distribution.

      The Fund paid foreign taxes of $136,256 and the Fund recognized $1,071,169 of foreign source income during the nine months ended September 30, 1997. Pursuant to section 853 of the Internal Revenue Code the Fund designates $0.0649 per share of foreign taxes paid and $0.5100 per share (for a share outstanding at September 30, 1997) of income earned from foreign sources in the nine months ended September 30, 1997.

                        Report of Independent Accountants

      To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Equity Fund:

      We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund (the "Fund"), including the schedule of investments, as of September 30, 1997, and the related statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, the statements of changes in net assets for the nine months ended September 30, 1997 and the two years in the period ended December 31, 1996 and the financial highlights for the nine months ended September 30, 1997 and the four years in the period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish International Equity Fund as of September 30, 1997, and the results of its operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, changes in its net assets for the nine months ended September 30, 1997 and the two years in the period ended December 31, 1996 and the financial highlights for the nine months ended September 30, 1997 and the four years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

      Coopers & Lybrand L.L.P.
      Boston, Massachusetts
      November 11, 1997

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                    Financial Statement for the Period Ended
                               September 30, 1997

                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statement for the Standish Equity Fund. Please note that it is a nine-month reporting period for the fiscal year ended September 30, 1997, as the fund has changed its fiscal year end from December to September in order to streamline our reporting process.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. the firm remains independent and is owned by investment professionals active in the operation of the business.

During the last nine months ended September 30, 1997, the financial markets have generally registered very positive rates of return. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 29.64% and 23.02%, respectively. Foreign equity markets, as benchmarked by the Morgan Stanley Capital International Index, have lagged behind these strong domestic returns with a return of 10.42%.

During the last year, we at Standish have continued to add resources to both investment research and shareholder servicing. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                        Management Discussion & Analysis

The first nine months of 1997 have been a strong period for the U.S. equity market with the S&P 500 up 29.6%. For the same period, the Standish Equity Fund has a total return of 35.1%.

For the last several years, there has been a pattern of performance differentiated by capitalization group, with small and medium capitalization stocks trailing the performance of the large capitalization stocks. This pattern continued during the first half of calendar 1997. However, in the last three months, the S&P Midcap and Russell 2000 indices outperformed the S&P 500 by more than 8% and 7%, respectively. By industry sector, the best groups within the S&P 500 in 1997 have been Technology, Financials and Healthcare. The sectors that have underperformed the S&P 500 through September 30 have been Basic Industries, Consumer Stable, Services and Electric Utilities.

For the Standish Equity Fund, performance through June was hurt by the fact that the average capitalization of stocks in the Fund is smaller than that of the S&P
500. However, in the quarter ending September 30, the Standish Equity Fund had outstanding performance beating the S&P 500 by approximately 6%. Particularly notable was performance in Financials, Services and Healthcare where our results were ahead of the comparable S&P 500 groups. In addition, we were helped by modest underweightings in Utilities and Basic Industries where performance lagged that of the broad market.

Our stock selection process is driven by proprietary modeling techniques that utilize a combination of valuation and earnings growth measures to determine the relative attractiveness of equity securities. We continue to be committed to consistently applying our stock selection disciplines. For the first nine months of 1997, the Multifactor Model, Price/Earnings Ratio and Earnings Trend factors have been the strongest indicators. To date in 1997, the top decline of stocks in our universe have outperformed the universe by over 11.5%. In 1997, our disciplines have again provided us with a very strong starting point for our portfolio construction process.

While the reporting period is only nine months, we are still pleased to be able to report another strong period of performance for the Standish Equity Fund and are grateful to our shareholders for their continuing support.

Sincerely,


/s/ Ralph S. Tate                               /s/ David C. Cameron

Ralph S. Tate                                   David C. Cameron

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

            Comparison of Change in Value of $100,000 Investment in
                   Standish Equity Fund and the S&P 500 Index


                                [GRAPHIC OMITTED]


                                  Standish     S&P 500
                                Equity Fund     Index
                                -----------     -----
         Inception   1/2/91        100000      100000
                    1/31/91        105200      104360
                    2/28/91        112000      111822
                    3/31/91        116300      114528
                    4/30/91        115748      114803
                    5/31/91        119964      119751
                    6/30/91        113088      114266
                    7/31/91        118475      119591
                    8/31/91        120439      122425
                    9/30/91        120036      120381
                   10/31/91        123528      121994
                   11/30/91        119985      117077
                   12/31/91        133349      130471
                    1/31/92        131582      128044
                    2/29/92        133713      129709
                    3/31/92        129660      127180
                    4/30/92        129974      130919
                    5/31/92        129031      131560
                    6/30/92        126256      129600
                    7/30/92        132182      134901
                    8/31/92        128425      132135
                    9/30/92        131336      133694
                   10/31/92        134788      134162
                   11/30/92        141851      138724
                   12/31/92        146046      140430
                    1/31/93        151326      141610
                    2/28/93        152104      143536
                    3/31/93        157328      146564
                    4/30/93        151810      143017
                    5/31/93        157718      146850
                    6/30/93        161675      147276
                    7/31/93        159998      146687
                    8/31/93        167599      152246
                    9/30/93        172405      151074
                   10/31/93        174758      154201
                   11/30/93        172461      152736
                   12/31/93        176446      154585
                     1/1/94        182557      159840
                    2/28/94        181758      155509
                    3/31/94        172390      148729
                    4/30/94        172734      150632
                    5/31/94        172046      153103
                    6/30/94        166978      149352
                    7/31/94        170853      154250
                    8/31/94        178198      160575
                    9/30/94        172357      156641
                   10/31/94        175142      160165
                   11/30/94        165683      154335
                   12/31/94        169774      156619
                    1/31/95        169655      160676
                    2/28/95        178304      166937
                    3/31/95        184642      171862
                    4/30/95        191011      176932
                    5/31/95        197797      184004
                    6/30/95        205154      188272
                    7/31/95        216634      194523
                    8/31/95        217112      195011
                    9/30/95        224766      203241
                   10/31/95        222845      202515
                   11/30/95        234311      211406
                   12/31/95        233529      215477
                    1/31/96        240371      222812
                    2/29/96        247416      224878
                    3/31/96        249495      227043
                    4/30/96        255894      230390
                    5/31/96        259262      236332
                    6/30/96        256195      237232
                    7/31/96        245225      226751
                    8/31/96        253418      231533
                    9/30/96        268901      244564
                   10/31/96        277543      251309
                   11/30/96        298105      270306
                   12/31/96        296213      264951
                    1/31/97        310417      281505
                    2/28/97        311180      283712
                    3/31/97        299689      272054
                    4/30/97        310647      288269
                    5/31/97        334555      305824
                    6/30/97        352494      319525
                    7/31/97        385105      344959
                    8/31/97        375928      325642
                    9/30/97        172046      153103

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
   Investment in Standish Equity Portfolio ("Portfolio"), at value (Note 1A)                           $ 170,141,845
   Receivable for Fund shares sold                                                                            51,419
   Receivable from Investment Adviser (Note 3)                                                                   494
   Other assets                                                                                                9,875
                                                                                                       -------------
       Total assets                                                                                      170,203,633

Liabilities
   Distribution payable                                                              $    22,390
   Accrued accounting, custody & transfer agent fees                                       3,783
   Accrued expenses and other liabilities                                                  7,664
                                                                                     -----------

       Total liabilities                                                                                      33,837
                                                                                                       -------------
Net Assets                                                                                             $ 170,169,796
                                                                                                       =============
Net Assets consist of:
   Paid-in capital                                                                                     $ 114,146,424
   Accumulated net realized gain                                                                          22,011,512
   Distributions in excess of net investment income                                                          (21,987)
   Net unrealized appreciation                                                                            34,033,847
                                                                                                       =============
       Total Net Asssets                                                                               $ 170,169,796
                                                                                                       =============

Shares of beneficial interest outstanding                                                                  3,486,603
                                                                                                       =============

Net Asset Value, Offering and Redemption Price Per Share
   (Net assets/Shares outstanding)                                                                     $       48.81
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                              Nine Months
                                                                                 Ended                 Year Ended
                                                                          September 30, 1997       December 31, 1996
                                                                         ----------------------   ---------------------
Investment Income (Note 1B)
   Interest income                                                          $         --             $     77,789
   Dividend income (net of withholding tax of $3,380)                                 --                  612,003
   Interest income allocated from Portfolio                                      228,206                  117,893
   Dividend income allocated from Portfolio (net of withholding
      taxes of $0 and $1,452, respectively)                                    1,400,800                1,453,073
   Expenses allocated from Portfolio                                            (650,790)                (479,297)
                                                                            ------------             ------------
       Net investment income from Portfolio                                      978,216                1,781,461

Expenses
   Investment Advisory fee (Note 3)                                                   --                  163,530
   Registration fees                                                              35,740                       --
   Accounting, custody and transfer agent fees                                    15,705                   46,088
   Legal and audit services                                                        7,997                   32,621
   Miscellaneous                                                                   1,720                    1,627
                                                                            ------------             ------------
       Total expenses                                                             61,162                  243,866

Deduct:
   Waiver of investment advisory fee                                                  --                  (12,085)
   Reimbursement of Fund operating expenses                                      (22,014)                      --
                                                                            ------------             ------------
      Total waiver of investment advisory fee and reimbursement
        of Fund operating expenses                                               (22,014)                 (12,085)
                                                                            ------------             ------------

       Net expenses                                                               39,148                  231,781
                                                                            ------------             ------------

          Net investment income                                                  939,068                1,549,680
                                                                            ------------             ------------

Realized and Unrealized Gain (Loss)
   Net realized gain from:
       Investment security transactions                                                --               3,307,925
       Financial futures contracts                                                     --                 164,221
   Net realized gain allocated from Portfolio on:
       Investment security transactions                                       21,401,393               12,874,303
       Financial futures contracts                                               863,199                  428,300
                                                                            ------------             ------------
          Net realized gain                                                   22,264,592               16,774,749

   Change in unrealized appreciation (depreciation):
       Investment securities                                                          --                3,350,428
       Financial futures contracts                                                    --                  (58,213)
       From Portfolio                                                                 --                3,404,697
                                                                            ------------             ------------
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
       Investment securities                                                  17,006,988                       --
       Financial futures contracts                                               (47,733)                      --
                                                                            ------------             ------------
          Change in net unrealized appreciation (depreciation)                16,959,255                6,696,912
                                                                            ------------             ------------

       Net realized and unrealized gain on investments                        39,223,847               23,471,661
                                                                            ------------             ------------

Net increase in net assets resulting from operations                        $ 40,162,915             $ 25,021,341
                                                                            ============             ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Nine Months
                                                              Ended                Year Ended           Year Ended
                                                        September 30, 1997     December 31, 1996    December 31, 1995
                                                     ----------------------- -------------------- ----------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                     $    939,068         $  1,549,680         $  2,196,110
   Net realized gain                                           22,264,592           16,774,749           21,564,705
   Change in net unrealized appreciation                       16,959,255            6,696,912           10,229,026
      (depreciation)                                         ------------         ------------         ------------

      Net increase in net assets from operations               40,162,915           25,021,341           33,989,841
                                                             ------------         ------------         ------------

Distributions to Shareholders
   From net investment income                                  (1,248,360)          (1,481,454)          (2,203,103)
   In excess of net investment income                             (21,987)                  --                   --
   From net realized gain                                      (7,692,777)         (11,604,448)          (8,605,084)
                                                             ------------         ------------         ------------
       Total distributions to shareholders                     (8,963,124)         (13,085,902)         (10,808,187)
                                                             ------------         ------------         ------------

Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                            42,813,303           21,565,418           32,648,683
   Net asset value of shares issued to shareholders
      in payment of distributions declared                      8,649,462           12,463,945           10,246,215
   Cost of shares redeemed                                    (18,347,542)         (28,642,403)         (64,134,926)
                                                             ------------         ------------         ------------
   Increase in net assets from Fund share
      transactions                                             33,115,223            5,386,960          (21,240,028)
                                                             ------------         ------------         ------------

       Net increase in net assets                              64,315,014           17,322,399            1,941,626

Net Assets
   At beginning of period                                     105,854,782           88,532,383           86,590,757
                                                             ------------         ------------         ------------

   At end of period (including distributions in excess
      of net investment income of $21,987, undistributed
      net investment income of $88,950 and
      distributions in excess of net
      investment income of $20,274, respectively)            $170,169,796         $105,854,782         $ 88,532,383
                                                             ============         ============         ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                  Nine Months
                                                     Ended
                                              September 30, 1997                 Year Ended December 31,
                                                                   --------------------------------------------------
                                                   (Note 1E)        1996       1995       1994       1993     1992 +
                                                   -----------    ---------   --------  ---------  ---------  --------
Net asset value, beginning of period                 $  38.79     $  34.81    $ 28.66   $  30.89   $  26.28   $ 25.66
                                                     --------     --------    -------   --------   --------   -------
Income from operations:
   Net investment income *                               0.39         0.60       0.76       0.45       0.50      0.56
   Net realized and unrealized gain (loss) on
      investments                                       12.79         8.52       9.94      (1.62)      5.57      1.81
                                                     --------     --------    -------   --------   --------   -------
Total from investment operations                        13.18         9.12      10.70      (1.17)      6.07      2.37
                                                     --------     --------    -------   --------   --------   -------
Less distributions declared to shareholders
   From net investment income                           (0.43)       (0.56)     (0.78)     (0.44)     (0.47)    (0.54)
   From net realized gain on investments                (2.73)       (4.58)     (3.77)     (0.62)     (0.99)    (1.19)
   From paid-in capital                                    --           --         --         --         --     (0.02)
                                                     --------     --------    -------   --------   --------   -------
   Total distributions                                  (3.16)       (5.14)     (4.55)     (1.06)     (1.46)    (1.75)
                                                     --------     --------    -------   --------   --------   -------
   Net asset value, end of period                    $  48.81     $  38.79    $ 34.81   $  28.66   $  30.89   $ 26.28
                                                     ========     ========    =======   ========   ========   =======

Total return                                            35.13%       26.84%     37.55%     (3.78)%    20.79%     9.52%

Ratios (to average daily net assets)/
Supplemental Data:
   Net assets, end of period (000's omitted)         $170,170     $105,855    $88,532   $ 86,591   $ 72,916   $14,679
   Expenses * (1)                                        0.70%++      0.71%      0.69%      0.70%      0.80%       --
   Net investment income *                               0.95%++      1.53%      2.05%      1.55%      1.29%     2.52%
   Portfolio turnover (2)                                  --           41%       159%       182%       192%       92%
   Average broker commission rate (2)                      --     $ 0.0499         --         --         --        --

*  For the nine months ended September 30, 1997 and for the years ended December
   31, 1996, 1993 and 1992, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                      $0.38     $   0.59         --         --   $   0.47   $  0.34
   Ratios (to average daily net assets):
      Expenses (1)                                       0.72%++      0.72%        --         --       0.97%     1.00%
      Net investment income                              0.93%++      1.52%        --         --       1.12%     1.52%

----------

+     Audited by other auditors.

++    Computed on an annualized basis.

(1) Includes the Fund's share of Standish Equity Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.

(2) Portfolio turnover and average broker commission rate represents activity while the Fund was investing directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                          Notes to Financial Statements

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

         The Fund invests all of its investable assets in an interest of the Standish Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

         The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations-

         The Fund records its investment in the Portfolio at value. The method by which the Portfolio values it's securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

         B.  Securities transactions and income-

         Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

         C.  Federal taxes-

         As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         D.  Other-

         All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all the investors in the Portfolio.

         E.  Change in fiscal year end-

         The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Fund from December 31 to September 30, effective September 30, 1997.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(2)      Distributions to Shareholders:

         The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)      Investment Advisory Fee:

         The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. For the period ended September 30, 1997, SA&W voluntarily agreed to limit the aggregate annual operating expenses of the Fund and Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.70% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, for the nine months ended September 30, 1997, SA&W voluntarily reimbursed the Fund for it's operating expenses of $22,014 and for the year ended December 31, 1996, SA&W voluntarily waived $12,085 of its investment advisory fee. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)      Investment Transactions:

         Increases and decreases in the Fund's investment in the Portfolio for the nine months ended September 30, 1997 aggregated $42,815,798 and $19,153,532, respectively. For the period from May 3, 1996 to December 31, 1996, increases and decreases in the Fund's investment in the Portfolio aggregated $113,559,410 and $25,080,761, respectively.

(5)      Shares of Beneficial Interest:

         The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                    Nine Months Ended           Year Ended               Year Ended
                                                   September 30, 1997        December 31, 1996        December 31, 1995
                                                 ------------------------  ----------------------   ----------------------
          Shares sold                                    979,248                  561,325                    932,595
          Shares issued to shareholders in
            payment of distributions declared            202,060                  325,504
                                                                                                             294,939
          Shares redeemed                               (423,446)                (701,269)               (1,705,536)
                                                 ------------------------  ----------------------   ----------------------

                   Net increase                          757,862                  185,560                   (478,002)
                                                 ========================  ======================   ======================

         At September 30, 1997, the Fund had one shareholder of record owning approximately 10% of the Fund's outstanding voting shares.

                     Standish, Ayer & Wood Investment Trust
                              Standish Equity Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(6)      Tax Information - Unaudited:

         The Fund paid distributions of $2.10 from long term capital gains during the nine months ended September 30, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $4,695,163 as capital gain dividends for the nine months ended September 30, 1997. All of this amount represents a 28% rate gain distribution.

                Report of Independent Accountants h\DOT\48120.dot

         To the Trustees of Standish, Ayer & Wood Investment Trust and Shareholders of Standish Equity Fund:

         We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Equity Fund (the "Fund"), as of September 30, 1997, and the related statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the statements of changes in net assets for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996 and the financial highlights for the nine months ended September 30, 1997 and for each of the four years in the period ended December 31,1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditor's, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Equity Fund as of September 30, 1997, and the results of its operations for the nine months ended September 30, 1997 and for the year ended December 31,1996, changes in its net assets for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996 and financial highlights for the nine months ended September 30, 1997 and for each of the four years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

         Coopers & Lybrand L.L.P.
         Boston, Massachusetts
         November 11, 1997

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                              Value
Security                                 Shares             (Note 1A)
--------------------------------------------------------------------------------
EQUITIES -- 95.0%

Basic Industry -- 3.8%
Dexter Corp.                              27,800        $     1,113,738
Lubrizol Corp.                            24,300              1,020,600
Lyondell Petro Chemical                   75,600              1,979,775
Southdown, Inc.                           22,000              1,201,750
USX-US Steel Group, Inc.                  33,100              1,150,225
                                                        ---------------
                                                              6,466,088
                                                        ---------------

Capital Goods -- 8.6%
Aeroquip-Vickers Inc.                     30,300              1,484,700
Airborne Freight Corporation              14,600                884,213
Caterpiller Tractor, Inc.                 30,800              1,661,275
Crane Company                             36,400              1,496,950
Deere & Co.                               38,200              2,053,250
General Dynamics                          24,800              2,160,700
Ingersoll Rand Co.                        42,950              1,849,534
Kaydon Corp.                               4,700                282,000
Manitowoc Co., Inc.                       10,200                364,013
Timken Co.                                39,000              1,562,438
Yellow Corp.*                             25,500                830,344
                                                        ---------------
                                                             14,629,417
                                                        ---------------

Consumer Stable -- 10.0%
Alberto Culver Company, Class B           25,000                760,938
Coors (Adolph)                            23,800                901,425
Dole Food Company                         36,800              1,662,900
Fred Meyer, Inc.*                         29,200              1,554,900
Interstate Bakeries Corp.                 30,000              2,056,875
Lancaster Colony Corp.                    18,500                982,813
Owens Illinois*                           54,800              1,859,775
Philip Morris Companies Inc.              44,800              1,862,000
Safeway, Inc.*                            47,300              2,571,937
Sealed Air Corp.*                         32,100              1,763,494
Universal Foods Corp.                     25,900              1,042,475
                                                        ---------------
                                                             17,019,532
                                                        ---------------

Early Cyclical -- 4.2%
Ford Motor Co.                            59,900              2,710,474
U.S. Airways Group, Inc.*                 45,900              1,899,113
UAL Corp.*                                18,100              1,531,713
USG Corp.*                                22,700              1,088,181
                                                        ---------------
                                                              7,229,481
                                                        ---------------

Energy -- 9.3%
British Petroleum Co. PLC                 34,864              3,166,047

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                          Value
Security                             Shares             (Note 1A)
--------------------------------------------------------------------------------
Energy (continued)
Camco International, Inc.            17,600        $     1,227,600
Chevron Corporation                  13,500              1,123,031
Ensco International, Inc.            29,600              1,167,350
Global Marine Inc.*                  36,000              1,197,000
Pennzoil                             20,900              1,665,469
Phillips Petroleum Co.               45,200              2,333,449
Tidewater, Inc.                      28,400              1,682,700
USX-Marathon Group                   61,000              2,268,438
                                                   ---------------
                                                        15,831,084
                                                   ---------------

Financial -- 14.9%
Ace Limited                          19,400              1,823,600
BankAmerica Corp.                    34,800              2,551,274
Bear Stearns Cos., Inc.              48,605              2,138,620
Chase Manhattan Corp.                13,700              1,616,600
Cigna Corp.                           7,800              1,452,750
Conseco, Inc.                        40,900              1,996,431
First Union Corp.                    39,200              1,962,450
Golden West Financial Corp.          20,000              1,795,000
H.F. Ahmanson & Co.                  39,800              2,261,138
Old Republic International Corp.     47,600              1,856,400
Reliastar Financial Corp.            42,800              1,703,975
Republic New York Corp.              19,800              2,249,775
The Money Store, Inc.                68,200              1,943,700
                                                   ---------------
                                                        25,351,713
                                                   ---------------

Growth Cyclical -- 8.4%
Applebees International, Inc.        28,900                722,500
Costco Companies Inc.*               30,900              1,162,613
G Tech Holdings Corp.*               35,800              1,223,913
Liz Claiborne                        23,100              1,269,056
Nautica Enterprises Inc.*            50,100              1,409,063
Neiman Marcus Group Inc.*            60,200              1,926,400
Pier 1 Imports Inc.                  72,150              1,294,191
Ross Stores Inc.                     65,400              2,231,775
Ryan's Family Steakhouse*            77,300                710,194
Tommy Hilfiger Corp.*                46,100              2,302,118
                                                   ---------------
                                                        14,251,823
                                                   ---------------

Health Care -- 10.2%
Becton Dickinson & Co                34,800              1,666,050
Bergen Brunswig Corp., Class A       26,450              1,067,919
Biomet, Inc.                         81,800              1,963,200
Health Care & Retirement*            33,000              1,227,188
Lincare Holdings, Inc.*              22,700              1,144,931

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                               Value
Security                                  Shares             (Note 1A)
--------------------------------------------------------------------------------
Health Care (continued)
Novacare, Inc.*                           73,900        $     1,274,775
Schering-Plough Corp.                     88,600              4,562,899
Sofamor Danek Group, Inc.*                19,400              1,108,225
Tenet Healthcare Corp.*                   37,300              1,086,363
Watson Pharmaceutical Inc.*               38,500              2,300,375
                                                        ---------------
                                                             17,401,925
                                                        ---------------

Real Estate -- 1.9%
Duke Realty Investments, REIT             22,800                520,125
Felcor Suite Hotels Inc., REIT             9,700                398,306
Prentiss Properties Trust, REIT           31,600                912,450
Starwood Lodging Trust, REIT              23,900              1,372,756
                                                        ---------------
                                                              3,203,637
                                                        ---------------

Services -- 10.4%
Ameritech Corp.                           35,400              2,354,099
Bell Atlantic Corp.                       19,968              1,606,176
Bellsouth Corp.                           37,300              1,725,125
Cincinnati Bell, Inc.                     66,200              1,882,563
Gannett Co., Inc.                         26,000              2,806,374
New York Times Co. Class A                44,400              2,330,999
Omnicom Group                             27,800              2,022,450
Shared Medical                            18,700                988,763
Xerox Corp.                               24,500              2,062,594
                                                        ---------------
                                                             17,779,143
                                                        ---------------

Technology -- 12.6%
Adaptec Inc.*                             29,400              1,374,450
Compaq Computer*                          17,600              1,315,600
Computer Associates International, Inc.   25,900              1,859,944
Harris Corp., Inc.                        36,000              1,647,000
Kulicke & Soffa Industries*               36,200              1,676,513
Pitney Bowes, Inc.                        18,300              1,522,331
Raychem Corp.                              8,700                735,150
Sci Sys, Inc.*                            49,000              2,428,562
Storage Technology Corp.*                 47,100              2,251,969
Stratus Computer, Inc.*                   31,300              1,514,138
Sun Microsystems Inc.*                    41,500              1,942,719
Symantec*                                 58,900              1,339,975
Tech Data Corp.*                          38,600              1,775,600
                                                        ---------------
                                                             21,383,951
                                                        ---------------

Utilities -- 0.7%
FPL Group Inc.                            21,600              1,107,000
                                                        ---------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                               Value
Security                                  Shares             (Note 1A)
--------------------------------------------------------------------------------
TOTAL EQUITIES (COST $127,583,794)                         161,654,794
                                                       ---------------

                                                                                           Par            Value
Security                                                Rate            Maturity           Value         (Note 1A)
--------------------------------------------------------------------------------------------------------------------

BOND -- 0.3%

U.S. Government -- 0.3%
FNMA+                                                   5.551%          12/16/1997      $  100,000   $        98,862
FNMA+                                                   5.512%          12/11/1997         375,000           371,014
                                                                                                     ---------------
Total U.S. Government (Cost $469,863)                                                                        469,876
                                                                                                     ---------------

TOTAL BOND (COST $469,863)                                                                                   469,876
                                                                                                     ---------------
SHORT-TERM INVESTMENTS -- 4.2%

Repurchase Agreements -- 4.2%
Prudential-Bache Repurchase Agreement,
dated 9/30/97, due 10/1/97, with a
maturity value of $7,210,834 and an
effective yield of 5.47%, collateralized by
a U.S. Government Agency Obligation with a
rate of 9.00%, with a maturity date
of 4/1/10 and with an aggregate market
value of $7,353,933.                                                                     7,209,738         7,209,738
                                                                                                     ---------------
Total Repurchase Agreements (Cost $7,209,738)                                                              7,209,738
                                                                                                     ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $7,209,738)                                                             7,209,738
                                                                                                     ---------------

TOTAL INVESTMENTS-- 99.5% (COST $135,263,395)                                                        $   169,334,408

Other Assets, Less Liabilities-- 0.5%                                                                        807,597
                                                                                                     ---------------

NET ASSETS-- 100%                                                                                    $   170,142,005
                                                                                                     ===============

Notes to the Schedule of Investments:

*     Non-income producing security.

+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 5).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $135,263,395)                                     $ 169,334,408
   Receivable for investments sold                                                                           665,607
   Interest and dividends receivable                                                                         158,611
   Other assets                                                                                                7,569
   Deferred organization costs (Note 1E)                                                                      53,596
                                                                                                       -------------
       Total assets                                                                                      170,219,791
Liabilities
   Payable for daily variation margin on open financial futures                      $    61,625
      contracts (Note5)
   Accrued accounting and custody fees                                                     5,487
   Accrued expenses and other liabilities                                                 10,674
                                                                                    ------------
       Total liabilities                                                                                      77,786
                                                                                                       -------------
Net Assets (applicable to investors' beneficial interests)                                             $ 170,142,005
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                                                     For the period
                                                                                                       May 3, 1996
                                                                               Nine Months          (commencement of
                                                                                  Ended              operations) to
                                                                            September 30, 1997      December 31, 1996
                                                                           ---------------------   --------------------
Investment Income (Note 1C)
   Dividend income (net of withholding tax of $0 and $1,452,
      respectively.)                                                           $   1,400,800          $   1,453,074
   Interest income                                                                   228,206                117,893
                                                                               -------------          -------------
       Total income                                                                1,629,006              1,570,967

Expenses
   Investment advisory fee (Note 2)                                                  493,202                345,301
   Accounting and custody fees                                                        78,676                 81,888
   Legal and audit services                                                           47,083                 23,672
   Amortization of organization cost (Note 1E)                                        11,007                 10,067
   Miscellaneous                                                                      20,822                 18,369
                                                                               -------------          -------------
       Total expenses                                                                650,790                479,297
                                                                               -------------          -------------

          Net investment income                                                      978,216              1,091,670
                                                                               -------------          -------------

Realized and Unrealized Gain (loss)
   Net realized gain
       Investment security transactions                                           21,401,416             12,874,316
       Financial futures contracts                                                   863,199                428,300
                                                                               -------------          -------------
          Net realized gain                                                       22,264,615             13,302,616

   Change in unrealized appreciation (depreciation)
       Investment securities                                                      17,007,005              3,338,425
       Financial futures contracts                                                   (47,733)                66,274
                                                                               -------------          -------------
          Change in net unrealized appreciation (depreciation)                    16,959,272              3,404,699
                                                                               -------------          -------------

       Net realized and unrealized gain                                           39,223,887             16,707,315
                                                                               -------------          -------------

Net increase (decrease) in net assets from operations                          $  40,202,103          $  17,798,985
                                                                               =============          =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                       Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                                For the Period
                                                                                                 May 3, 1996
                                                                           Nine Months         (commencement of
                                                                              Ended             operations) to
                                                                       September 30, 1997     December 31, 1996
                                                                     ----------------------  --------------------

Increase (decrease) in Net Assets
From operations
   Net investment income                                                    $    978,216         $  1,091,670
   Net realized gain                                                          22,264,615           13,302,616
   Change in net unrealized appreciation (depreciation)                       16,959,272            3,404,699
                                                                            ------------         ------------
   Net increase in net assets from operations                                 40,202,103           17,798,985
                                                                            ------------         ------------

Capital transactions
   Assets contributed by Standish Equity Fund at commencement
      (including unrealized gain of $13,669,897)                                      --           97,994,616
   Contributions                                                              42,815,799           15,564,794
   Withdrawals                                                               (19,153,531)         (25,080,761)
                                                                            ------------         ------------
   Increase in net assets resulting from capital transactions                 23,662,268           88,478,649
                                                                            ------------         ------------

       Total increase in net assets                                           63,864,371          106,277,634

Net Assets
   At beginning of period                                                    106,277,634                   --
                                                                            ------------         ------------

   At end of period                                                         $170,142,005         $106,277,634
                                                                            ============         ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                               Supplementary Data
--------------------------------------------------------------------------------

                                                                                            For the period
                                                                                              May 3, 1996
                                                           Nine Months Ended               (commencement of
                                                           Nine Months Ended                operations) to
                                                           September 30, 1997              December 31, 1996
                                                          --------------------        --------------------------

Ratios (to average daily net assets):
   Expenses                                                        0.66%+                         0.69%+
   Net investment income                                           0.99%+                         1.58%+
Portfolio Turnover                                                   75%                            78%
Average broker commission per share (1)                        $ 0.0465                       $ 0.0483
Net assets, end of period (000s omitted)                       $170,142                       $106,278

----------
+     Computed on an annualized basis.
(1) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1997, the Standish Equity Fund's proportionate interest in the net assets of the Portfolio was approximately 100%.

         The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations-

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B.  Repurchase agreements-

         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C.  Securities transaction and income-

         Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

         D.  Income Taxes-

         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E.  Deferred Organizational Expenses-

         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001.

         F.  Change in fiscal year end-

         The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Portfolio from December 31 to September 30, effective September 30, 1997.

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                               For the Period May 3, 1996
                                                              Nine Months Ended             (commencement of operations) to
                                                              September 30, 1997                   December 31, 1996
                                                      -----------------------------------  -----------------------------------
                                                         Purchases            Sales           Purchases            Sales
                                                      -----------------  ----------------  ----------------  -----------------
          U.S. Government Securities                  $         740,421  $              0  $              0  $               0
                                                      =================  ================  ================  =================
          Investments (non-U.S. Government            $     161,249,954  $    141,898,028  $     75,936,681  $      81,731,534
                                                      =================  ================  ================  =================

(4)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

           Aggregate Cost                                   $   135,287,920
                                                            ===============
           Gross unrealized appreciation                    $    34,624,206
           Gross unrealized depreciation                    $      (577,718)
                                                            ---------------
           Net unrealized appreciation (depreciation)       $    34,046,488
                                                            ===============

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Master Portfolio registration statement.

         The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options--

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold
         (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions for the period ended September 30, 1997.

         Futures Contracts--

         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. Buying futures tend to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At September 30, 1997, the Portfolio had entered into the following financial futures contracts:

                                                                              Underlying
                                                                            Face/amount at      Unrealized
                     Contract               Position      Expiration Date        value         Gain/(Loss)
           --------------------------------------------------------------------------------------------------
           S&P 500 (17 Contracts)             Long           12/19/97          8,113,250       $   (37,145)
                                                                                               =============

                     Standish, Ayer & Wood Master Portfolio
                            Standish Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         At September 30, 1997, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          Independent Auditor's Report

         To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Equity Portfolio:

         We have audited the accompanying statement of assets and liabilities of Standish Equity Portfolio, including the schedule of investments as of September 30, 1997, and the related statements of operations, the statements of changes in net assets and the supplementary data for the nine months ended September 30, 1997 and for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Equity Portfolio as of September 30, 1997, and the results of its operations, changes in its net assets and supplementary data for the respective stated periods, in conformity with United States generally accepted accounting principles.


         Coopers & Lybrand
         Chartered Accountants
         Toronto, Canada
         November 11, 1997

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                    Financial Statements for the Period Ended
                               September 30, 1997


                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

                               Chairman's Message

October 31, 1997

Dear Standish, Ayer & Wood Investment Trust Shareholder:

Enclosed you will find the annual statement for the Standish Small Cap Equity Fund. Please note that it is a nine-month reporting period for the fiscal year ended September 30, 1997, as the fund has changed its fiscal year end from December to September in order to streamline our reporting process.

As of September 1997, Standish, Ayer & Wood managed assets for its clients of approximately $36.7 billion, including the Standish mutual fund assets of $5.3 billion. The principal clients of the firm are corporate pension trusts, state and local governmental units, insurance companies, endowments and foundations, and high net worth individuals. the firm remains independent and is owned by investment professionals active in the operation of the business.

During the nine months ended September 30, 1997, the financial markets have generally registered very positive rates of return. The U.S. equity markets as measured by the Standard & Poor's 500 Index or the Russell 2000 Growth Index have recorded total rates of return of 29.64% and 23.02%, respectively. Foreign equity markets, as benchmarked by the Morgan Stanley Capital International Index, have lagged behind these strong domestic returns with a return of 10.42%.

During the year ended September 30, 1997, we at Standish have continued to add resources to both investment research and shareholder servicing. We remain confident that we have the resources and the organization to do a superior investment management job, and we will be working hard to fulfill your expectations in the years ahead. We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Edward H. Ladd

Edward H. Ladd
Chairman

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                        Management Discussion & Analysis

The strong performance in small cap stocks which began with a bang in May has continued to date. We are pleased to report that 1997 is turning out to be an excellent year for small cap stocks after all. For the period from January 1 through September 30, the Standish Small Cap Fund gained 27.92%, compared to a gain of 23.02% for the Russell 2000 Growth Index, and a gain of 26.61% for the Russell 2000 Index.

Small caps had been performing poorly for the past four years, with some notable sharp rallies as exceptions. Currently, there is some evidence that the tone of the market is more favorable for these stocks. The key to this shift apparently is in earnings and valuation. Small caps have been improving in terms of earnings growth and propensity to positively surprise analysts' estimates. In addition, their price/earnings multiples on average compare well to those of large cap stocks. Large cap stock earnings are more in question now because of the age of this business cycle and the challenge of repatriating foreign earnings that must be translated into a very strong U.S. currency. Large cap valuations appear extended, and it may be that investors are taking some profits, and marginally gravitating to small cap stocks. It would take very little increased attention from institutional managers to have a noticeable impact on small cap stocks. In a marketplace which has been very generous to shareholders, we believe that the best part of this cycle has been experienced, but prospects for small caps are still good for the longer term.

The first nine months of 1997 has been again a volatile period for small cap stocks. After a strong January the stocks languished badly through April, with a very strong rally beginning in May and continuing to date. Our investments are oriented toward rapidly growing, high quality companies at the smaller end of the small cap spectrum, and this has presented a performance challenge for the last two years. In recent months smallness seems to have ceased as a negative. Also this has been a better year for value investors compared to growth, and we are decidedly in the higher growth camp. This past trend again has moderated in recent months. Our most important value-addition this year has been from stock selection, while our sector emphasis a neutral influence. While we were helped by growth sector emphasis in technology in particular, it was offset by the strong performance in financial stocks, and more recently in the traditionally cyclical industries; areas in which we typically have very few investments. As a reminder, our high growth orientation leads us to heavier commitments in the technology, medical, and business services sectors, with comparatively fewer investments in the slower growth areas of the economy. We generally seek to invest in the highest quality companies, and we select stocks based on earnings and margin dynamics, business position analysis, and an evaluation of management.

We are very pleased to announce the addition of Jonathan Stone to the Standish Small Cap Team. Jonathan joins Drew Beja, Melissa Dane and me after several years as an effective and distinguished analyst with a regional research and brokerage firm where he covered technology stocks. He is an experienced, seasoned analyst who has already had considerable impact in stock selection as well as portfolio management. He is clearly an important addition to our capabilities.

In closing, it is important to remind you of the volatility of small cap investments, while we do not expect a diminution of this volatility in the future. We remain, however, optimistic about the outlook for small cap stocks and view the category as having important potential over the long term. We are very appreciative of your support and thank you for your interest in the Standish Small Capitalization Equity Fund.

Sincerely,


/s/ Nicholas S. Battelle

Nicholas S. Battelle

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

              Comparison of Change in Value of $100,000 Investment
                     in Standish Small Capitalization Fund,
in the S&P 500 Index, the Russell 2000 Index, and the Russell 2000 Growth Index


                               [GRAPHIC OMITTED]


[The following table was represented as a line graph in the printed materials.]

                      Standish Small
                      Capitalization   Russell 2000   S&P 500     Russell 2000
                      Equity Fund         Index        Index      Growth Index
                      -----------         -----        -----      ------------
Inception   9/1/90        100000          100000      100000         100000
           9/30/90         91650           91110       95170          90527
          10/31/90         86544           85543       94846          85451
          11/30/90         96795           92070      100850          93307
          12/31/90        105117           95688      103654          97757
           1/31/91        114039          104310      108173         106938
           2/28/91        129023          116014      115908         119224
           3/31/91        134971          124146      118712         127623
           4/30/91        135963          123823      118997         126104
           5/31/91        145342          129717      124126         132194
           6/30/91        138841          122220      118441         123197
           7/31/91        149636          126497      123961         128780
           8/31/91        153870          131165      126898         134465
           9/30/91        156311          132188      124779         136492
          10/31/91        168745          135678      126451         142304
          11/30/91        156082          129396      121355         134880
          12/31/91        173092          139748      135238         147796
           1/31/92        185514          151081      132723         159406
           2/29/92        185081          155493      134448         161107
           3/31/92        178546          150237      131827         151841
           4/30/92        168374          144964      135702         143025
           5/31/92        166166          146892      136367         142705
           6/30/92        156860          139988      134335         133605
           7/31/92        162314          144860      139830         137799
           8/31/92        161275          140760      136963         132493
           9/30/92        168201          143998      138579         136193
          10/31/92        174910          148548      139064         141793
          11/30/92        187808          159927      143793         155026
          12/31/92        189929          165492      145561         159280
           1/31/93        191980          171086      146784         161255
           2/28/93        183826          167134      148780         152498
           3/31/93        191121          172549      151919         156426
           4/30/93        186114          167804      148243         151462
           5/31/93        195604          175221      152216         160543
           6/30/93        197702          176307      152657         160925
           7/31/93        201469          178740      152047         162531
           8/31/93        214725          186462      157809         170314
           9/30/93        226265          191720      156594         175940
          10/31/93        229842          196666      159836         181028
          11/30/93        228363          190255      158317         173705
          12/31/93        243531          196762      160233         180560
           1/31/94        253626          202920      165681         185366
           2/28/94        252532          202190      161191         184551
           3/31/94        235027          191534      154163         173214
           4/30/94        239751          192664      156136         173479
           5/31/94        236718          190487      158697         169591
           6/30/94        224748          184068      154809         162345
           7/31/94        224696          187087      159886         164658
           8/31/94        237944          197507      166442         176741
           9/30/94        237995          196836      162364         177481
          10/31/94        239530          196048      166017         179371
          11/30/94        226180          188128      159974         172114
          12/31/94        234638          193170      162342         176169
           1/31/95        234582          190736      166546         172580
           2/28/95        241318          198671      173037         180555
           3/31/95        248777          202068      178141         185829
           4/30/95        248443          206554      183396         188624
           5/31/95        246328          210106      190727         191095
           6/30/95        255086          221011      195152         204263
           7/31/95        280472          233741      201623         220184
           8/31/95        290271          238577      202129         222901
           9/30/95        296339          242838      210659         227490
          10/31/95        282699          231979      209907         216300
          11/30/95        294557          241722      219122         225848
          12/31/95        304637          248098      223342         230852
           1/31/96        302870          247830      230944         228941
           2/29/96        311418          255555      233085         239381
           3/31/96        324752          260838      235330         244113
           4/30/96        362020          274785      238799         262854
           5/31/96        387093          285614      244957         276333
           6/30/96        358091          273886      245891         258377
           7/31/96        309817          249965      235027         226834
           8/31/96        336505          264478      239984         243627
           9/30/96        347415          274814      253490         256173
          10/31/96        329291          270579      260481         245122
          11/30/96        334746          281727      280171         251939
          12/31/96        357533          289111      274621         256852
           1/31/97        370698          294887      291779         263268
           2/28/97        340993          287736      294067         247369
           3/31/97        313449          274158      281984         229912
           4/30/97        306428          274923      298790         227245
           5/31/97        354833          305522      316986         261400
           6/30/97        378865          318629      331187         270262
           7/31/97        399711          333445      357550         284099
           8/31/97        411750          341081      337527         292622
           9/30/97        237995          196836      162364         177481

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
  Investment in Standish Small Capitalization Equity Portfolio
    ("Portfolio"), at value (Note 1A)                               $274,164,195
  Receivable for Fund shares sold                                        207,175
  Receivable from Investment Adviser (Note 3)                              1,037
  Other assets                                                            13,706
                                                                    ------------
     Total assets                                                    274,386,113

Liabilities
  Payable for Fund shares redeemed                        $  7,500
  Accrued accounting, custody and transfer agent fees        3,489
  Accrued expenses and other liabilities                     6,958
                                                          --------

     Total liabilities                                                    17,947
                                                                    ------------
Net Assets                                                          $274,368,166
                                                                    ============
Net Assets consist of:
  Paid-in capital                                                   $182,395,989
  Accumulated net realized gain                                       23,572,592
  Net unrealized appreciation                                         68,399,585
                                                                    ------------
     Total Net Assets                                               $274,368,166
                                                                    ============

Shares of beneficial interest outstanding                              4,125,823
                                                                    ============

Net Asset Value, Offering and Redemption Price Per Share
  (Net assets/Shares outstanding)                                   $      66.50
                                                                    ============


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                            Statements of Operations
--------------------------------------------------------------------------------

                                                Nine Months
                                                   Ended          Year Ended
                                                September 30,    December 31,
                                                    1997             1996
                                               -------------    -------------

Investment Income (Note 1B)
  Interest income                                $        --      $   108,348
  Dividend income                                         --           89,921
  Interest income allocated from Portfolio           172,824          305,276
  Dividend income allocated from Portfolio           114,280          153,520
  Expenses allocated from Portfolio               (1,240,209)      (1,112,861)
                                               -------------    -------------
     Net investment income from Portfolio           (953,105)        (455,796)

Expenses
  Investment Advisory fee (Note 3)                        --          396,796
  Accounting, custody and transfer agent fees         21,515           76,102
  Registration fees                                   17,578           11,758
  Legal and audit services                            10,055           29,409
  Miscellaneous                                        1,429           14,821
                                               -------------    -------------
     Total expenses                                   50,577          528,886

Deduct:
  Waiver of investment advisory fee                       --          (13,118)
  Reimbursement of Fund operating expenses            (6,952)              --
                                               -------------    -------------
    Total waiver of investment advisory fee
    and reimbursement
      of Fund operating expenses                      (6,952)         (13,118)
                                               -------------    -------------
     Net expenses                                     43,625          515,768
                                               -------------    -------------
       Net investment loss                          (996,730)        (971,564)
                                               -------------    -------------
Realized and Unrealized Gain (Loss)

  Net realized gain from:
     Investment securities transactions                    --      15,760,827
     Financial futures contracts                           --          87,425
  Net realized gain allocated from Portfolio on:
     Investment securities transactions           23,991,237       20,794,956
     Financial futures contracts                     832,557          717,750
                                               -------------    -------------
       Net realized gain                          24,823,794       37,360,958

  Change in unrealized appreciation
  (depreciation):
     Investment securities                                --       20,543,632
     Financial futures contracts                          --           82,425
     From Portfolio                                       --      (23,038,475)
                                               -------------    -------------
  Change in unrealized appreciation
  (depreciation) allocated from Portfolio on:
     Investment securities                        36,145,336               --
     Financial futures contracts                     (66,305)              --
                                               -------------    -------------

       Change in net unrealized appreciation
       (depreciation)                             36,079,031       (2,412,418)
                                               -------------    -------------

     Net realized and unrealized gain on
     investments                                  60,902,825       34,948,540
                                               -------------    -------------

Net increase in net assets resulting from
operations                                       $59,906,095      $33,976,976
                                               =============    =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                       Nine Months
                                          Ended        Year Ended    Year Ended
                                      September 30,   December 31,  December 31,
                                          1997            1996          1995
                                    --------------------------------------------
Increase (decrease) in Net Assets
From operations
  Net investment loss                  $  (996,730)  $   (971,564) $   (436,289)
  Net realized gain                     24,823,794     37,360,958    12,833,607
  Change in net unrealized
    appreciation (depreciation)         36,079,031     (2,412,418)   27,572,436
                                      ------------   ------------  ------------
     Net increase in net assets
     from operations                    59,906,095     33,976,976    39,969,754
                                      ------------   ------------  ------------

Distributions to Shareholders
  From net realized gain                (4,207,292)   (39,018,707)   (4,170,634)
                                      ------------   ------------  ------------

Fund share (principal) Transactions
(Note 5)
  Net proceeds from sale of shares      23,255,837     63,681,602    56,591,350
  Net asset value of shares issued
    to shareholders in payment of
    distributions declared               3,950,929     36,043,859     3,924,054
  Cost of shares redeemed              (52,668,241)   (31,022,858   (23,435,868)
                                      ------------   ------------  ------------
  Increase (decrease) in net
    assets from Fund share
    transactions                       (25,461,475)    68,702,603    37,079,536
                                      ------------   ------------  ------------

     Net increase in net assets         30,237,328     63,660,872    72,878,656

Net Assets
  At beginning of period               244,130,838    180,469,966   107,591,310
                                      ------------   ------------  ------------

  At end of period                    $274,368,166   $244,130,838  $180,469,966
                                      ============   ============  ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                    Standish Small Capitalization Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------


                             Nine Months
                                Ended                  Year Ended
                              September               December 31,
                               30, 1997  ---------------------------------------
                            (Note 1E)(3)   1996    1995    1994     1993    1992+
                            ------------  ------  ------  ------   ------  ------
Net asset value,
  beginning of period            $52.96   $53.46  $42.15  $48.97   $39.83  $39.99
                                 ------   ------  ------  ------   ------  ------
Income from investment
operations:
  Net investment income*          (0.23)      --      --      --    (0.07)  (0.11)
  Net realized and
    unrealized gain
    (loss) on
    investments                   14.80     9.29    12.57  (1.84)   11.31    4.00
                                 ------   ------  ------  ------   ------  ------
Total from investment
  operations                      14.57     9.29   12.57   (1.84)   11.24    3.89
                                 ------   ------  ------  ------   ------  ------
Less distributions declared
to shareholders
  From net realized gain
    on investments                (1.03)   (9.79)  (1.26)  (4.98)   (2.10)  (4.05)
                                 ------   ------  ------  ------   ------  ------
  Net asset value, end
    of period                    $66.50   $52.96  $53.46  $42.15   $48.97  $39.83
                                 ======   ======  ======  ======   ======  ======

Total return                      27.92%   17.36%  29.83%  (3.66)%   8.21%   9.74%

Ratios (to average daily net assets)/Supplemental Data:
  Net assets, end of
    period (000 omitted)  $274,368     $244,131   $180,470  $107,591  $85,141  $50,950
  Expenses * (1)              0.74%++      0.75%      0.75%     0.79%    0.88%    1.04%
  Net investment loss *      (0.57)%++    (0.44)%   (0.30)%   (0.27)%  (0.18)%  (0.38)%
  Portfolio turnover (2)        --           28%       112%      130%     144%     101%
  Average broker
    commission rate (2)         --       $0.045         --        --       --       --

  * For the nine months ended September 30, 1997 and for the year ended to December 31, 1996, the investment adviser did not impose a portion of its advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

  Net investment income
    (loss) per share        $(0.23)    $(0.0)      --       --      --      --

  Ratios (to average daily
    net assets):
  Expenses (1)                0.74%++   0.76%      --       --      --      --
  Net investment loss        (0.57)%++ (0.45)%     --       --      --      --

-------------

+     Audited by other auditors.
++    Computed on an annualized basis.
(1) Includes the Fund's share of the Standish Small Capitalization Equity Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.
(2) Portfolio turnover and average broker commission rate represents activity while the Fund was investing directly in securities. The portfolio turnover and average broker commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3)   Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                   Standish Small Capitalization Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest in the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A.  Investment security valuations-

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B.  Securities transactions and income-

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C.  Federal taxes-

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D.  Other-

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

      E.  Change in fiscal year end-

      The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Fund from December 31 to September 30, effective September 30, 1997.

(2)   Distributions to Shareholders:

      The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in

                     Standish, Ayer & Wood Investment Trust
                   Standish Small Capitalization Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

(3)   Investment Advisory Fee:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the period ended September 30, 1997 and for the year ended December 31, 1996, SA&W voluntarily agreed to limit the aggregate annual operating expenses of the Fund and the Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.74% and 0.75%, respectively, of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, SA&W voluntarily reimbursed the Fund for operating expenses in the amount of $6,952 for the nine months ended September 30, 1997 and voluntarily waived $13,118 of its investment advisory fee for the year ended December 31, 1996. The Trust pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(4)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the nine months ended September 30, 1997 aggregated $23,224,550 and $55,662,396, respectively. For the period May 3, 1996 to December 31, 1996, increases and decreases in the Fund's investment in the Portfolio aggregated $253,391,982 and $23,335,985, respectively.

(5)   Shares of Beneficial Interest:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                        Nine Months
                                           Ended       Year Ended     Year Ended
                                       September 30,    December       December
                                          1997          31, 1996       31, 1995
                                      -------------  -------------  ------------
      Shares sold...................     431,424       1,100,618      1,215,183
      Shares issued to shareholders
        in payment of
        distributions declared......      73,437         562,742         73,432
      Shares redeemed...............    (988,851)       (531,585)      (465,355)
                                      -------------  -------------  ------------
      Net increase/(decrease).......    (483,990)      1,131,775        823,260
                                      =============  =============  ============

      Effective December 20, 1996, the Fund was closed to new investors.

(6)   Tax Information- Unaudited

      The Fund paid distributions of $7.86 from long term capital gains during the nine months ended September 30, 1997. Pursuant to section 852 of the Internal Revenue Code the Fund designates $3,738,369 as capital gain dividends for the nine months ended September 30, 1997. All of this amount represents a 28% rate gain distribution.

                       Report of Independent Accountants

      To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund:

      We have audited the accompanying statements of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund (the "Fund"), as of September 30, 1997 and the related statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the statements of changes in net assets for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996 and financial highlights for the nine months ended September 30, 1997 and for each of the four years in the period ended December 31,1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors, whose report, dated February 12, 1993, expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund as of September 30, 1997, and the results of its operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996, changes in its net assets for the nine months ended September 30, 1997 and for each of the two years in the period ended December 31, 1996 and financial highlights for the nine months ended September 30, 1997 and for each of the four years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

      Coopers & Lybrand L.L.P.
      Boston, Massachusetts
      November 11, 1997

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                        Value
Security                                                 Shares       (Note 1A)
--------------------------------------------------------------------------------

EQUITIES -- 99.2%

Basic Industry -- 1.5%
Chirex, Inc.*                                         159,500       $  4,067,249
                                                                    ------------

Capital Goods -- 8.0%
Align-Rite International, Inc.*                        79,600          1,900,450
Ballantyne Of Omaha, Inc.*                            122,000          2,348,500
Hagler Bailly*                                         40,200          1,020,075
Kellstrom Industries, Inc.*                           125,700          2,592,562
Power-One, Inc.*                                       28,300            396,200
SBS Technologies, Inc.*                               154,900          3,698,237
Service Experts, Inc.*                                 74,900          2,026,981
Tetra Technologies, Inc.*                              98,600          2,280,125
Trailer Bridge, Inc.*                                 179,100          2,373,074
Triumph Group, Inc.*                                   98,400          3,290,249
                                                                    ------------
                                                                      21,926,453
                                                                    ------------

Consumer Stable -- 6.9%
800-Jr Cigar, Inc.*                                   112,500          3,937,499
Aviation Sales Co.*                                   129,700          3,923,424
General Cigar Holdings, Inc.*                          74,300          2,145,413
Hughes Supply, Inc.                                   102,450          3,092,708
Robert Mondavi Corp.,  Class A*                        51,800          2,836,049
Suiza Foods Corp.*                                     59,800          3,079,699
                                                                    ------------
                                                                      19,014,792
                                                                    ------------

Early Cyclical -- 3.8%
Aftermarket Technology, Inc.*                         118,500          2,814,374
Atlantic Coast Airlines, Inc.*                        122,800          2,640,199
Excelsior-Henderson Motorcycle*                       192,400          1,238,575
Hospitality Worldwide Services*                       125,700          1,649,813
Midwest Express Holdings*                              60,600          1,942,988
                                                                    ------------
                                                                      10,285,949
                                                                    ------------

Energy -- 3.6%
Cal Dive International, Inc.*                          44,100          1,642,725
Friede Goldman Intl, Inc.*                             50,500          3,029,999
Hvide Marine, Inc.*                                   111,200          3,558,399
Veritas DGC, Inc.*                                     37,200          1,583,325
                                                                    ------------
                                                                       9,814,448
                                                                    ------------

Financial -- 2.2%
CCC Information Services Group*                        63,300          1,345,125

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                        Value
Security                                                 Shares       (Note 1A)
--------------------------------------------------------------------------------

Financial (continued)
Rental Service Corp.*                                  111,400      $  2,499,537
Texas Regional Bancshares, Class A                      66,800         2,087,500
                                                                    ------------
                                                                       5,932,162
                                                                    ------------

Growth Cyclical -- 16.9%
Alliance Gaming Corp.*                                 408,000         2,702,999
Apple South, Inc.                                      195,600         3,765,299
Ashworth, Inc.*                                        157,700         1,616,425
Atria Communities, Inc.*                               138,700         2,496,599
Central Garden & Pet Co.*                              121,200         3,726,899
Coach USA, Inc.*                                       138,200         4,154,637
Coldwater Creek, Inc.*                                  67,300         1,951,700
Gadzooks, Inc.*                                        153,900         3,231,899
Golden Bear Golf, Inc.*                                 92,200         1,290,800
Logan's Roadhouse Inc.*                                 80,000         2,080,000
North Face, Inc.*                                       83,700         2,249,438
Scientific Games Holdings Corp.*                       111,200         2,418,599
Sonic Corp.*                                            73,100         2,046,800
Steiner Leisure Ltd.*                                   72,900         2,679,074
Suburban Lodges of America*                            130,100         3,431,387
Sunrise Assisted Living, Inc.*                          80,600         2,911,674
Travel Services, Inc.*                                  64,500         1,338,375
Vans, Inc.*                                            141,700         2,267,200
                                                                    ------------
                                                                      46,359,804
                                                                    ------------

Health Care -- 19.8%
Arbor Health Care Company*                              49,900         2,195,600
Arris Pharmaceutical Corp.*                            197,400         2,566,199
Ballard Medical Products                               105,900         2,554,837
CN Bioscience, Inc.*                                   130,000         3,054,999
Cohr, Inc.*                                            112,100         1,821,625
Daou Systems, Inc.*                                     66,100         2,065,625
Guilford Pharmaceuticals, Inc.*                         99,900         2,947,049
HCIA, Inc.*                                            113,600         1,533,600
Horizon Health Corp.*                                  137,700         3,442,499
Ilex Oncology, Inc.*                                   133,700         1,604,400
Imnet Systems, Inc.*                                    80,400         2,160,750
Impath, Inc.*                                          105,400         3,082,949
Inhale Therapeutic Systems*                            108,100         3,391,637
Medimmune, Inc.*                                        74,100         2,723,174
Medquist, Inc.*                                        135,150         3,159,130
National Surgery Centers, Inc.*                        125,175         2,722,555

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                        Value
Security                                                 Shares       (Note 1A)
--------------------------------------------------------------------------------

Health Care (continued)
Neurogen Corp.*                                        116,800      $  3,153,599
Pharmaceutical Product Development*                    115,000         2,343,125
Possis Medical, Inc.*                                   86,100         1,226,925
Rochester Medical Corp.*                                87,000         1,457,250
Specialty Care Network, Inc.*                          163,700         2,025,788
Urologix, Inc.*                                        125,600         2,982,999
                                                                    ------------
                                                                      54,216,314
                                                                    ------------

Services -- 19.1%
Abacus Direct Corp.*                                    60,400         1,940,350
Analysts International Corp.                            64,100         2,483,874
Barrett Business Services, Inc.*                       136,400         2,284,700
Best Software, Inc.*                                    78,800         1,152,500
BET Holdings, Inc.*                                     60,900         3,220,087
Data Processing Resources Corp.*                       109,300         2,732,499
Emmis Broadcasting Corp., Class A*                      62,900         3,003,474
F.Y.I., Inc.                                           107,500         2,794,999
Gray Communications Systems, Class B                   108,900         2,722,499
Harbinger Corp.*                                        31,000         1,127,625
Inspire Insurance Solutions*                           106,500         1,930,313
LCC International, Inc.*                               130,500         2,854,687
Metzler Group, Inc.*                                    44,500         1,785,563
On Assignment, Inc.*                                    65,300         2,971,149
Personnel Group of America, Inc.*                       69,000         2,363,249
Physician Support Systems*                             124,700         2,104,313
Remedy Temp, Inc.*                                     107,300         2,521,549
Rural Metro Corp.*                                      80,000         2,439,999
Scandinavian Broadcast Systems Corp.*                  146,800         3,523,199
Scholastic Corp.*                                       79,800         3,152,099
Wackenhut Corrections Corp.*                            51,900         1,608,900
Walsh International, Inc.*                             141,200         1,765,000
                                                                    ------------
                                                                      52,482,627
                                                                    ------------

Technology -- 17.4%
Advanced Technology Material*                          111,900         4,112,324
Benchmark Electronics, Inc.*                            91,900         2,590,430
Brooks Automation, Inc.*                                60,000         2,302,500
C. P. Clare Corp.*                                     109,300         2,158,675
CFM Technologies, Inc.*                                 52,200         2,045,588
Datastream Systems, Inc.*                               61,700         2,307,963
Exar Corp.*                                             83,100         2,202,150
FSI International, Inc.*                                80,400         1,678,350

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                                        Value
Security                                                Shares        (Note 1A)
--------------------------------------------------------------------------------

Technology (continued)
Hadco Corp.*                                            51,400      $  2,783,628
Helix Technology Corp.                                  29,200         1,807,661
Hyperion Software Corp.*                                89,600         2,794,399
Intelligroup, Inc.*                                    115,700         2,487,549
Lecroy Corp.*                                           52,100         2,305,425
Level One Communications, Inc.*                         56,600         2,278,150
Periphonics Corp.                                       89,500           956,531
Photronics, Inc.*                                       28,700         1,738,144
Radiant Systems, Inc.*                                 114,700         2,408,699
Semtech Corp.*                                          41,400         2,861,774
Star Telecommunications, Inc.*                         129,100         2,969,299
Ultrak, Inc.*                                          147,700         1,809,325
Viisage Technology, Inc.*                              109,400         1,230,750
                                                                    ------------
                                                                      47,829,314
                                                                    ------------

TOTAL EQUITIES (COST $203,530,742)                                   271,929,112
                                                                    ------------

                                                              Par       Value
Security                                Rate     Maturity    Value    (Note 1A)
--------------------------------------------------------------------------------

BOND -- 0.0%

U.S. Government -- 0.0%
FNMA+                                   5.551%   12/16/1997  150,000     148,293
                                                                      ----------
Total U.S. Government (Cost $148,290)                                    148,293
                                                                      ----------

TOTAL BOND (COST $148,290)                                               148,293
                                                                      ----------

SHORT-TERM INVESTMENTS -- 0.2%

REPURCHASE AGREEMENTS -- 0.2%
Prudential-Bache Repurchase Agreement, dated 9/30/97,
due 10/1/97, with a maturity value of $544,264
and an effective yield of 5.47%, collateralized by a
U.S. Government Agency Obligation with a rate
of 9.00%, with a maturity date of 4/1/10 and
with an aggregate market value of $555,065.                  544,181     544,181
                                                                      ----------
Total Repurchase Agreements (Cost $544,181)                              544,181
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS (COST $544,181)                             544,181
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                 Standish Small Capitalization Equity Portfolio

                  Schedule of Investments - September 30, 1997
--------------------------------------------------------------------------------

                                                              Par       Value
Security                                Rate       Maturity  Value    (Note 1A)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS-- 99.4% (COST $204,223,213)                       $272,621,586

Other Assets, Less Liabilities-- 0.6%                                  1,542,736
                                                                    ============

NET ASSETS-- 100%                                                   $274,164,322
                                                                    ============

Notes to the Schedule of Investments:

* Non-income producing security.
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statement of Assets and Liabilities
                               September 30, 1997
--------------------------------------------------------------------------------

Assets
  Investments, at value (Note 1A)
    (identified cost, $204,223,213)                                 $272,621,586
  Cash                                                                    25,000
  Receivable for investments sold                                      7,869,381
  Interest and dividends receivable                                          634
  Other assets                                                             4,266
  Deferred organization costs (Note 1E)                                   53,596
                                                                    ------------
     Total assets                                                    280,574,463

Liabilities
  Payable for investments purchased                   $  6,383,367
  Accrued accounting and custody fees                        7,769
  Payable for daily variation margin on open
    financial futures contracts (Note 5)                     3,055
  Accrued expenses and other liabilities                    15,950
                                                      ------------

     Total liabilities                                                 6,410,141
                                                                    ------------

Net Assets (applicable to investors' beneficial interests)          $274,164,322
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                            Statements of Operations
--------------------------------------------------------------------------------

                                                                     For the
                                                                     period
                                                                   May 3, 1996
                                                                  (commencement
                                                                        of
                                                     Nine Months    operations)
                                                        Ended           to
                                                    September 30,  December 31,
                                                         1997          1996
                                                    -------------  ------------
Investment Income (Note 1C)
  Dividend income                                      $114,280       $153,520
  Interest income                                       172,824        305,276
                                                    -----------    -----------
     Total income                                       287,104        458,796

Expenses
  Investment advisory fee (Note 2)                    1,051,872        920,742
  Accounting and custody fees                            96,700        125,602
  Legal and audit services                               53,927         32,620
  Amortization of organization expense (Note 1E)         11,007         10,067
  Miscellaneous                                          26,703         23,830
                                                    -----------    -----------
     Total expenses                                   1,240,209      1,112,861
                                                    -----------    -----------

       Net investment loss                             (953,105)      (654,065)
                                                    -----------    -----------

Realized and Unrealized Gain (Loss)
  Net realized gain
     Investment security transactions                23,991,258     20,794,956
     Financial futures contracts                        832,557        717,750
                                                    -----------    -----------
       Net realized gain                             24,823,815     21,512,706

  Change in unrealized appreciation (depreciation)
     Investment securities                           36,145,344    (22,995,625)
     Financial futures contracts                        (66,305)       (42,850)
                                                    -----------    -----------
       Change in net unrealized appreciation
       (depreciation)                                36,079,039    (23,038,475)
                                                    -----------    -----------

     Net realized and unrealized gain (loss)         60,902,854     (1,525,769)
                                                    -----------    -----------

Net increase (decrease) in net assets from
operations                                          $59,949,749    $(2,179,834)
                                                    ===========    ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                             For the Period
                                           Nine Months        May 3, 1996
                                              Ended         (commencement of
                                            September        operations) to
                                            30, 1997       December 31, 1996
                                          ------------     ---------------------
Increase (decrease) in Net Assets
From operations
  Net investment loss                    $    (953,10)       $   (654,065)
  Net realized gain                        24,823,815          21,512,706
  Change in net unrealized appreciation
    (depreciation)                         36,079,039         (23,038,475)
                                         ------------        ------------
  Net increase (decrease) in net assets
    from operations                        59,949,749          (2,179,834)
                                         ------------        ------------

Capital transactions
  Assets contributed by Standish Small
    Capitalization Equity Fund at
    commencement (including unrealized
    appreciation of $55,359,029)                   --         233,108,124
  Contributions                            23,224,550          39,060,115
  Withdrawals                             (55,662,397)        (23,335,985)
                                         ------------        ------------
  Increase (decrease) in net assets
    resulting from capital transactions   (32,437,847)        248,832,254
                                         ------------        ------------

     Total increase in net assets          27,511,902         246,652,420

Net Assets:
  At beginning of period                  246,652,420                  --
                                         ------------        ------------

  At end of period                       $274,164,322        $246,652,420
                                         ============        ============


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                               Supplementary Data
--------------------------------------------------------------------------------

                                                              For the period
                                              Nine Months       May 3, 1996
                                                 Ended       (commencement of
                                               September      operations) to
                                               30, 1997      December 31, 1996
                                            -------------   --------------------
Ratios (to average daily net assets):
  Expenses                                         0.71%+           0.73%+
  Net investment loss                             (0.54)%+         (0.43)%+
Portfolio Turnover                                   70%              76%
Average broker commission per share (1)         $0.0403          $0.0434
Net assets, end of period (000's omitted)      $274,164         $246,652

-------------------------

+     Computed on an annualized basis.
(1) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1997, the Standish Small Capitalization Equity Fund's proportionate interest in the net assets of the Portfolio was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A.  Investment security valuations-

      Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B.  Repurchase agreements-

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C.  Securities transactions and income-

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D.  Income taxes-

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E.  Deferred organizational expenses-

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through April 2001.

      F.  Change in fiscal year end-

      The Board of Trustees voted on July 12, 1997 to change the fiscal year end of the Portfolio from December 31 to September 30, effective September 30, 1997.

(2)   Investment Advisory Fee:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. SA&W has voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes, and extraordinary expenses) to 1.50% of the Portfolio's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                                         For the Period May 3, 1996
                                                                                      (commencement of operations) to
                                          Nine months Ended September 30, 1997               December 31, 1996
                                        ---------------------------------------   ---------------------------------------
                                             Purchases            Sales               Purchases                Sales
                                        ------------------  ==================    ==================   ------------------
U.S. Government Securities............  $          434,158  $                0    $                0   $                0
                                        ==================  ==================    ==================   ==================
Investments (non-U.S.
Government Securities)................  $      163,412,852  $      194,172,021    $      193,914,188   $      171,786,086
                                        ==================  ==================    ==================   ==================

(4)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1997, as computed on a federal income tax basis, were as follows:

      Aggregate Cost.......................................  $204,410,309
                                                             ============
      Gross unrealized appreciation........................  $ 73,738,370
      Gross unrealized depreciation........................  $ (5,527,093)
                                                             ------------
      Net unrealized appreciation (depreciation)...........  $ 68,211,277
                                                             ============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Master Portfolio registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

                     Standish, Ayer & Wood Master Portfolio
                 Standish Small Capitalization Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Options--

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the exposure to the underlying instrument, or hedge other portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the schedule of investments. This amount reflects each contracts' exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio entered into no such transactions during the period ended September 30, 1997.

      Futures contracts--

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in value of the hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. The Portfolio had the following open financial futures contracts at September 30, 1997.

                                                   Underlying
                                                      Face
                                       Expiration   Amount at     Unrealized
            Contract        Position      Date        value      Appreciation
      -------------------------------------------------------------------------
      Midcap 400 Futures
      Dec 97                  Long      12/19/97   $2,171,650      $1,220

      At September 30, 1997, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          Independent Auditor's Report

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Small Capitalization Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Standish Small Capitalization Equity Portfolio, including the schedule of investments as of September 30, 1997 and the related statements of operations, the statements of changes in net assets and the supplementary data for the nine months ended September 30, 1997 and for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio as of September 30, 1997, and the results of its operations, changes in its net assets and supplementary data for the respective stated periods, in conformity with United States generally accepted accounting principles.

Coopers & Lybrand
Chartered Accountants
Toronto, Canada
November 11, 1997

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                                       25